UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08009

                       Old Mutual Insurance Series Fund
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

       William H. Rheiner, Esq.                    Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll, LLP           Old Mutual Capital, Inc.
    1735 Market Street, 51st Floor          4643 South Ulster Street, Suite 600
     Philadelphia, PA 19103-7599                     Denver, CO 80237
            (215) 864-8600                            (720) 200-7725

      Registrant's telephone number, including area code: 1-888-772-2888

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2007

Item 1.  Reports to Stockholders.

[OLD MUTUAL LOGO]


Insurance Series Fund










                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Columbus Circle Technology and
Communications Portfolio

TABLE OF CONTENTS

About This Report                                                 2

Message to Shareholders                                           4

Management Overview                                               6

Schedule of Investments                                           9

Statement of Assets & Liabilities                                11

Statement of Operations                                          12

Statement of Changes in Net Assets                               13

Financial Highlights                                             14

Notes to Financial Statements                                    15

Report of Independent Registered Public Accounting Firm          22

Proxy Voting and Portfolio Holdings                              23

Portfolio Expenses Example                                       24

Activities and Composition of the Board of
Trustees and Officers of the Trust                               25

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                           28

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/ or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawal from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

The portfolio may utilize call options as part of its investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities and are not suitable for all investors.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors


Performance Highlights

o The Old Mutual Columbus Circle Technology and Communications Portfolio gained 33.33% during the one-year period ended December 31, 2007, outperforming its benchmark, the NYSE Arca Tech 100 Index, which gained 7.82% during the same time period.

o Apple, First Solar and Intuitive Surgical contributed to the Portfolio's absolute performance while Riverbed Technology (no longer a Portfolio holding), Cavium Networks and Broadcom (no longer a Portfolio holding) were detractors during the period.

o    Economic  growth  has  slowed  and  lending   standards  have  become  more
     stringent, but the sub-advisor expects to see a continuation of solid fundamentals in 2008.


Q.   How did the Portfolio perform relative to its benchmark?

A. The Old Mutual Columbus Circle Technology and Communications Portfolio (the "Portfolio") gained 33.33% during the one-year period ended December 31, 2007. The Portfolio outperformed its benchmark, the NYSE Arca Tech 100 Index, which gained 7.82% during the same time period.

Q.   What investment environment did the Portfolio face during the past year?

A. Columbus Circle Investors ("Columbus Circle") notes that technology spending was healthy during the period due to solid gross domestic product growth, record corporate margins and rising bandwidth constraints due to the growth of video over the Internet. The sub-advisor notes that the effect of a weak housing market had a modest impact on corporate and consumer technology spending.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Growth stocks outperformed value stocks due to a slowing economy, which helped the Portfolio. Additionally, the Portfolio benefited from strong growth in video over the Internet.

Q.   How did composition affect Portfolio performance?

A. The sector-specific nature of this fund makes it best to discuss performance in terms of individual stocks, which generally have a much larger impact on results than sector themes. Apple, First Solar and Intuitive Surgical contributed positively to Portfolio performance, while Riverbed Technology (no longer a Portfolio holding), Cavium Networks and Broadcom (no longer a Portfolio holding) detracted from absolute results.

     Personal computer company Apple, one of the Portfolio's top contributors, significantly beat earnings expectations due to revenue upside, improved semiconductor memory pricing and better than expected MAC and iPod sales. During the period, the company successfully launched the iPhone, the iTouch (a Wifi iPod) and Leopard, Apple's new operating system.

     First Solar, a low cost designer and manufacturer of thin-film solar modules, also contributed to the Portfolio's absolute gains. The company significantly exceeded expectations due to higher throughput per production and better than expected cell efficiency gains. In addition to solid operating results, First Solar announced an agreement to supply two new international customers with a total of one billion dollars worth of solar modules, validating the strengthening demand for low cost products in a tight solar market. To meet this increased demand the company expects to bring four additional manufacturing lines on-line in 2009.

     A third Portfolio contributor was Intuitive Surgical, a medical device manufacturer and marketer focusing on robotic surgery. Robust momentum for the company's Da Vinci systems generated financial results that were significantly above expectations. Clinical advantages of robotic surgery compared to conventional surgery are gaining traction with thought leaders in a variety of medical disciplines including urology, gynecology, gastroenterology and cardiology. Hospitals employ robotic surgery in order to differentiate themselves from competitors and to attract patients. Intuitive Surgical upwardly revised its guidance for the year, as it believes product upgrades and newly released clinical data should drive performance going forward.

     Portfolio detractor Riverbed Technology provides products to speed the flow of data between corporate headquarters and their branch offices over the Internet. While the company continued to grow, earnings only met expectations during the third quarter and guidance was weaker than expected due to increased expenses going forward.

Columbus Circle Technology and
Communications Portfolio

     Also detracting from performance was Cavium Networks, a communications semiconductor manufacturer. The company exceeded expectations every quarter, but its stock price declined due to concerns over a weakening macroeconomic environment.

     A third Portfolio detractor during the period was Broadcom, a leading communications semiconductor company. The company lowered guidance for the fourth quarter and 2008 due to increased operating expenses attributable to the firm's entry into the wireless handset business. Columbus Circle sold the Portfolio's holding in Broadcom due to the fact that it won't see significant wireless handset revenue until 2009, but will take on increased expenses during 2008.

Q.   What is the investment outlook for the technology sector?

A. Economic growth has slowed and lending standards have become more stringent, but the sub-advisor expects to see a continuation of solid fundamentals in 2008 due to strong emerging market growth, robust emerging market balance sheets, low U.S. unemployment and strong corporate cash flows. Additionally, the sub-advisor notes that video streaming over the Internet is the most significant secular driver of technology spending this decade. However, the sub-advisor points out that a weakening U.S. consumer and housing market will negatively impact certain sectors within technology. Columbus Circle will continue to focus on stocks of companies that the sub-advisor believes are dynamic, in attractive markets and positioned to benefit from positive industry dynamics and dominant secular trends. The emerging themes Columbus Circle remains focused on are video streaming and downloading, Internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization), alternative energy and security. Columbus Circle believes the Portfolio is positioned to capitalize on these themes.


Top Ten Holdings
as of December 31, 2007

Apple                                 5.7%
---------------------------------------------
Microsoft                             5.0%
---------------------------------------------
Google, Cl A                          4.6%
---------------------------------------------
Nokia ADR                             4.0%
---------------------------------------------
Oracle                                3.9%
---------------------------------------------
Hewlett-Packard                       3.8%
---------------------------------------------
Adobe Systems                         3.4%
---------------------------------------------
Merck & Co                            3.1%
---------------------------------------------
Thermo Fisher Scientific              3.1%
---------------------------------------------
Schlumberger                          2.9%
---------------------------------------------
As a % of Total Portfolio
Investments                          39.5%
---------------------------------------------



                                                  Columbus Circle Technology and
                                                        Communications Portfolio

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS PORTFOLIO - continued
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized     Annualized      Annualized      Annualized
                                              Inception     1 Year      3 Year         5 Year          10 Year        Inception
                                                Date        Return      Return         Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and
     Communications Portfolio                 04/30/97      33.33%      15.34%         18.87%           2.91%           3.11%
NYSE Arca Tech 100 Index                      04/30/97       7.82%       6.93%         15.90%          12.80%          13.72%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Portfolio's performance is due to amounts received from class action settlements regarding prior fund holdings. Information about these performance results and the comparative index can be found on page 2.

Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current Sub-Advisor and the Porfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.14% and 0.85%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Columbus Circle
                Technology &
                Communications  NYSE Arca
                Portfolio       Technology
        ----------------------------------
        12/97    10,000          10,000
        12/98    13,220          15,513
        12/99    44,205          33,637
        12/00    25,585          28,215
        12/01    12,200          23,860
        12/02     5,614          15,946
        12/03     8,158          24,336
        12/04     8,682          27,277
        12/05     9,543          29,403
        12/06     9,992          30,929
        12/07    13,323          33,348


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology          69%
        Health Care                     13%
        Industrials                      5%
        Cash Equivalent                  5%
        Energy                           3%
        Materials                        2%
        Telecommunication Services       2%
        Consumer Discretionary           1%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 95.3%
Agricultural Chemicals - 2.2%
Monsanto                                      13,500   $      1,508
                                                       ______________

Total Agricultural Chemicals                                  1,508
_____________________________________________________________________

Applications Software - 7.0%
Microsoft                                     99,000          3,524
Salesforce.com*                               22,300          1,398
                                                       ______________

Total Applications Software                                   4,922
---------------------------------------------------------------------

Cellular Telecommunications - 1.0%
China Mobile ADR                               7,800            678
                                                       ______________

Total Cellular Telecommunications                               678
---------------------------------------------------------------------

Computer Services - 1.4%
DST Systems*                                  11,600            958
                                                       ______________

Total Computer Services                                         958
---------------------------------------------------------------------

Computer Software - 1.1%
Omniture* (B)                                 23,972            798
                                                       ______________

Total Computer Software                                         798
---------------------------------------------------------------------

Computers - 13.2%
Apple*                                        20,200          4,001
Dell* (B)                                     42,407          1,039
Hewlett-Packard                               53,300          2,691
Research In Motion* (B)                       13,800          1,565
                                                       --------------

Total Computers                                               9,296
---------------------------------------------------------------------

Decision Support Software - 1.7%
Interactive Intelligence* (B)                 45,000          1,186
                                                       --------------

Total Decision Support Software                               1,186
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.7%
Garmin (B)                                     4,800            466
                                                       --------------

Total Electronic Components-Miscellaneous                       466
---------------------------------------------------------------------

Electronic Components-Semiconductors - 8.9%
Cavium Networks*                              29,220            673
Emcore Corp*                                  49,100            751
Intel                                         73,400          1,957
MEMC Electronic Materials* (B)                12,924          1,144
NVIDIA* (B)                                   49,300          1,677
                                                       --------------

Total Electronic Components-Semiconductors                    6,202
---------------------------------------------------------------------

Electronic Forms - 3.4%
Adobe Systems*                                55,748          2,382
                                                       --------------

Total Electronic Forms                                        2,382
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Energy-Alternate Sources - 3.9%
Canadian Solar*                               12,500   $        352
First Solar*                                   5,600          1,496
Sunpower, Cl A*                                6,300            822
                                                       --------------

Total Energy-Alternate Sources                                2,670
---------------------------------------------------------------------

Enterprise Software/Services - 6.1%
Advent Software*                              16,200            876
Concur Technologies*                          16,200            587
Oracle* (B)                                  122,200          2,759
                                                       ______________

Total Enterprise Software/Services                            4,222
_____________________________________________________________________

Instruments-Scientific - 3.1%
Thermo Fisher Scientific*                     37,700          2,175
                                                       ______________

Total Instruments-Scientific                                  2,175
_____________________________________________________________________

Internet Content-Information/News - 0.8%
Baidu.com ADR* (B)                             1,400            547
                                                       ______________

Total Internet Content-Information/News                         547
_____________________________________________________________________

Internet Infrastructure Software - 1.3%
Akamai Technologies*                          27,000            934
                                                       ______________

Total Internet Infrastructure Software                          934
_____________________________________________________________________

Internet Security - 2.6%
Blue Coat Systems*                            36,000          1,183
SonicWALL*                                    61,100            655
                                                       --------------

Total Internet Security                                       1,838
---------------------------------------------------------------------

Machinery-Construction & Mining - 1.1%
Bucyrus International, CL A                    7,700            765
                                                       --------------

Total Machinery-Construction & Mining                           765
---------------------------------------------------------------------

Medical Instruments - 1.5%
Intuitive Surgical*                            3,200          1,038
                                                       --------------

Total Medical Instruments                                     1,038
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.4%
Millennium Pharmaceuticals*                   64,100            960
                                                       ______________

Total Medical-Biomedical/Genetic                                960
_____________________________________________________________________

Medical-Drugs - 3.2%
Merck & Co                                    38,000          2,208
                                                       --------------

Total Medical-Drugs                                           2,208
_____________________________________________________________________

Medical-Generic Drugs - 1.7%
Teva Pharmaceutical Industries ADR            25,000          1,162
                                                       --------------

Total Medical-Generic Drugs                                   1,162
---------------------------------------------------------------------

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Networking Products - 5.6%
Cisco Systems*                                70,700   $     1,914
Juniper Networks*                             51,300         1,703
Starent Networks* (B)                         14,698           268
                                                       --------------

Total Networking Products                                    3,885
---------------------------------------------------------------------

Oil-Field Services - 2.9%
Schlumberger                                  20,500         2,017
                                                       ______________

Total Oil-Field Services                                     2,017
_____________________________________________________________________

Printing-Commercial - 0.6%
VistaPrint*                                   10,500           450
                                                       ______________

Total Printing-Commercial                                      450
_____________________________________________________________________

Semiconductor Equipment - 2.4%
Applied Materials (B)                         94,200         1,673
                                                       ______________

Total Semiconductor Equipment                                1,673
_____________________________________________________________________

Software Tools - 1.5%
VMware, Cl A* (B)                             12,700         1,079
                                                       ______________

Total Software Tools                                         1,079
_____________________________________________________________________

Telephone-Integrated - 1.4%
AT&T                                          23,700           985
                                                       --------------

Total Telephone-Integrated                                     985
---------------------------------------------------------------------

Web Portals/ISP - 4.7%
Google, Cl A*                                  4,700         3,250
                                                       ______________

Total Web Portals/ISP                                        3,250
---------------------------------------------------------------------

Wireless Equipment - 6.5%
Nokia ADR                                     73,800         2,833
Qualcomm (B)                                  42,400         1,668
                                                       --------------

Total Wireless Equipment                                     4,501
---------------------------------------------------------------------

X-Ray Equipment - 2.4%
Hologic*                                      24,100         1,654
                                                       --------------

Total X-Ray Equipment                                        1,654
                                                       --------------

Total Common Stock (Cost $48,544)                           66,409
---------------------------------------------------------------------

Foreign Common Stock - 1.2%
China - 0.6%
Alibaba.com                                  116,200           412
                                                       --------------

Total China                                                    412
---------------------------------------------------------------------

Netherlands - 0.6%
Tomtom*                                        5,200           393
                                                       --------------

Total Netherlands                                              393
                                                       --------------

Total Foreign Common Stock (Cost $763)                         805
---------------------------------------------------------------------



---------------------------------------------------------------------
                                         Shares/
Description                             Contracts       Value (000)
---------------------------------------------------------------------

Money Market Fund - 4.5%
Dreyfus Cash Management Fund,
     Institutional class, 4.850% (A)       3,158,011   $      3,158
                                                       ______________

Total Money Market Fund (Cost $3,158)                         3,158
_____________________________________________________________________

Total Investments - 101.0% (Cost $52,465)                    70,372
_____________________________________________________________________

Written Options Contracts - (1.1)%
Oracle
June 2008, Call, Strike Price $25.00*         (1,100)          (132)
Research In Motion
June 2008, Call, Strike Price $135.00*          (100)          (105)
Applied Materials
July 2008, Call, Strike Price $20.00*           (800)           (76)
MEMC Electronic Materials
July 2008, Call, Strike Price $100.00*           (70)           (71)
NVIDIA
June 2008, Call, Strike Price $45.00*           (400)           (66)
Qualcomm
July 2008, Call, Strike Price $45.00*           (300)           (63)
Baidu.com
June 2008, Call, Strike Price $500.00*           (14)           (50)
Interactive Intelligence
June 2008, Call, Strike Price $30.00*           (150)           (49)
Garmin
July 2008, Call, Strike Price $120.00*           (45)           (42)
Omniture
June 2008, Call, Strike Price $45.00*           (138)           (38)
VMware
April 2008, Call, Strike Price $120*            (100)           (24)
Dell
May 2008, Call, Strike Price $30.00*            (400)           (22)
Starent Networks
June 2008, Call, Strike Price $30.00*            (65)            (9)
                                                       ______________

Total Written Option Contracts (Proceeds $(761))               (747)
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         56
_____________________________________________________________________

Total Net Assets - 100.0%                              $     69,681
---------------------------------------------------------------------


* Non-income producing security.

(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.

(B) - All or a portion of the security has been pledged as collateral for written option contracts.

ADR - American Depositary Receipt

Cl - Class

ISP - Internet Service Provider Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Old Mutual
                                                                                                  Columbus Circle Technology
                                                                                                 and Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                            $    52,465
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                           $    70,372
Cash                                                                                                              207
Receivable for Investment Securities Sold                                                                         188
Dividends and Interest Receivable                                                                                  39
Receivable for Security Litigation                                                                                344
Receivable from Investment Advisor                                                                                 33
Other Assets                                                                                                        5
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                              71,188
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for Investment Securities Purchased                                                                       405
Payable for Management Fees                                                                                        57
Payable for Capital Shares Redeemed                                                                               191
Payable for Trustees' Fees                                                                                          8
Written Options, at value (Proceeds Received of $761)                                                             747
Accrued Expenses                                                                                                   99
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                          1,507
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                $    69,681
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 19,600,229
     outstanding shares of beneficial interest                                                            $ 1,438,789
Accumulated Net Realized Loss on Investments                                                               (1,387,029)
Net Unrealized Appreciation on Investments and Written Option Contracts                                        17,921
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                $    69,681
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                  $      3.56
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Old Mutual
                                                                                                  Columbus Circle Technology
                                                                                                 and Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                            $       288
     Interest                                                                                                       8
     Less: Foreign Taxes Withheld                                                                                  (5)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                                 291
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management fees                                                                                              647
     Trustees' Fees                                                                                                40
     Custodian Fees                                                                                                36
     Professional Fees                                                                                             87
     Printing Fees                                                                                                 50
     Transfer Agent Fees                                                                                           27
     Other Expenses                                                                                                31
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                          918
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                                   (339)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                            579
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                                                         (288)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate(1)                                                                      1
     Net Realized Gain from Investment Transactions                                                            20,488
     Net Realized Gain on Foreign Currency Transactions                                                             1
     Net Realized Gain from Written Options Contracts                                                             193
     Net Change in Unrealized Appreciation on Investments                                                      (1,097)
     Net Change in Unrealized Appreciation on Written Option Contracts                                             23
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                           19,609
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                     $    19,321
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Old Mutual
                                                                                                  Columbus Circle Technology
                                                                                                 and Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 1/1/07 to          1/1/06 to
                                                                                                 12/31/07           12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Loss                                                                        $     (288)        $     (456)
     Net Increase from Payment by Affiliates(1)                                                          1                  -
     Net Realized Gain on Investments, Foreign Currency Transactions
          and Written Options Contracts                                                             20,682             29,948
     Net Change in Unrealized Appreciation/(Depreciation) on Investments
          and Written Options Contracts                                                             (1,074)           (25,028)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                           19,321              4,464
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                   1,204              1,270
     Shares Redeemed                                                                               (22,746)           (49,135)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                               (21,542)           (47,865)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                   (2,221)           (43,401)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                              71,902            115,303
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                $   69,681         $   71,902
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Net Investment Loss                                                                 $        -         $        -
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                     368                497
     Shares Redeemed                                                                                (7,720)           (18,800)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                             (7,352)           (18,303)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) See Note 3.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,



                                    Net
           Net                 Realized and
          Asset        Net      Unrealized                 Dividends  Distributions      Total           Net
         Value,    Investment      Gains         Total     from Net       from         Dividends    Asset Value,
        Beginning    Income      (Losses)        From     Investment     Capital          and           End        Total
        of Period   (Loss) (1) on Securities  Operations    Income        Gains      Distributions   of Period    Return
--------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
2007      $ 2.67     $(0.01)      $ 0.90(2)    $ 0.89         $ -          $ -           $ -          $ 3.56     33.33%(2)
2006        2.55      (0.01)        0.13         0.12           -            -             -            2.67      4.71%
2005        2.32      (0.02)        0.25         0.23           -            -             -            2.55      9.91%
2004        2.18      (0.01)        0.15         0.14           -            -             -            2.32      6.42%
2003        1.50      (0.02)        0.70         0.68           -            -             -            2.18     45.33%
--------------------------------------------------------------------------------------------------------------------------


                                     Ratio
                                   of Expenses
                                   to Average   Ratio of Net
                                   Net Assets    Investment
             Net         Ratio     (Excluding      Income
         Assets, End  of Expenses  Waivers and     (Loss)     Portfolio
          of Period   to Average     Expense     to Average   Turnover
            (000)     Net Assets   Reductions)   Net Assets     Rate
----------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS PORTFOLIO
2007       $ 69,681      0.85%        1.35%        (0.42)%     186.37%
2006         71,902      0.85%        1.14%        (0.45)%     188.12%
2005        115,303      1.14%        1.14%        (0.87)%      29.66%
2004        145,141      1.13%        1.13%        (0.69)%      76.42%
2003        192,967      1.10%        1.10%        (0.84)%     167.83%
----------------------------------------------------------------------

(1) Per share amounts for the year are calculated based on average outstanding shares.

(2) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007


1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Portfolio (the "Technology and Communications Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Technology and Communications Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Growth II Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Technology and Communications Portfolio is classified as a non-diversified management investment company. The financial statements for the Technology and Communications Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 11% and 79% of the outstanding shares of the Technology and Communications Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Technology and Communications Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV").Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF DECEMBER 31, 2007


Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Technology and Communications Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Technology and Communications Portfolio had outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Technology and Communications Portfolio as set forth in the table below.

                                                           Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
     Circle Technology and
     Communications Portfolio   0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%


Expense Limitation Agreement - In the interest of limiting expenses of the Technology and Communications Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Technology and Communications Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Technology and Communications Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.85% of the Technology and Communications Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary course of the Technology and Communications Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Technology and Communications Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Technology and Communications Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Technology and Communications Portfolio to exceed 0.85%.No reimbursement by the Technology and Communications Portfolio will be made unless: (i) the Technology and Communications Portfolio's assets exceed $75 million; (ii) the Technology and Communications Portfolio's total annual operating expense ratio is less than 0.85%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Technology and Communications Portfolio for which the Advisor may seek reimbursement was $294,878 (expiring December 31, 2009) and $338,562 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Technology and Communications Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Technology and Communications Portfolio, and the Advisor have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Columbus Circle Investors ("Columbus Circle") to provide sub-advisory services to the Technology and Communications Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Columbus Circle is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Technology and Communications Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus
     Circle Technology and
     Communications Portfolio   0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%


From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above.

AS OF DECEMBER 31, 2007


Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Payment by Affiliate - For the year ended December 31, 2007, Columbus Circle voluntarily contributed $868 to the Technology and Communications Portfolio to offset losses incurred due to a trade error.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Technology and Communications Portfolio for the year ended December 31, 2007, were $124,749,362 and $147,390,677, respectively.

Transactions in option contracts written for the year ended December 31, 2007, were as follows:

                                                        Number of
                                                        Contracts     Premiums
--------------------------------------------------------------------------------
Outstanding at December 31, 2006                           420       $   78,957

Options Exercised                                         (420)         (78,957)

Options Written                                          7,576        1,379,677

Options terminated in closing purchasing transactions   (3,894)        (618,964)
--------------------------------------------------------------------------------
Outstanding at December 31, 2007                         3,682       $  760,713
--------------------------------------------------------------------------------

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Technology and Communications Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:


             Decrease                    Increase Undistributed Net
          Paid-in Capital                    Investment Income
              (000)                                (000)
----------------------------------------------------------------------------
              $(288)                                $288
----------------------------------------------------------------------------


This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2007 and 2006, respectively.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):


Capital loss carryforwards expiring:
     December 2009                                     $ (1,112,438)
     December 2010                                         (273,029)
Unrealized appreciation                                      16,359
                                                       --------------
                                                       $ (1,369,108)
                                                       --------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007 the Technology and Communications Portfolio utilized $19,620
(000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Technology and Communications Portfolio, for federal income tax purposes at December 31, 2007 were as follows:

                                                                 Net
         Federal        Unrealized        Unrealized          Unrealized
         Tax Cost      Appreciation      Depreciation        Appreciation
          (000)           (000)             (000)               (000)
----------------------------------------------------------------------------
         $54,027          $17,456          $(1,111)            $16,345

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Technology and Communications Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Technology and Communications Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Technology and Communications Portfolio concentrates its investments in specific industries within the technology and communications sectors, which causes the Technology and Communications Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. The Technology and Communications Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

Non-Diversified Portfolio Risk - The Technology and Communications Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Technology and Communications Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Technology and Communications Portfolio's NAV and total return than a diversified portfolio. The Technology and Communications Portfolio's share prices may also be more volatile than those of a diversified portfolio.

Small and Mid-Size Company Risk - The Technology and Communications Portfolio may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Technology and Communications Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

In the normal course of business, the Technology and Communications Portfolio enters into various contracts that provide for general indemnifications. The Technology and Communications Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Technology and Communications Portfolio. However, based on experience, the Technology and Communications Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.

8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss. 32-1-101, et seq.) and is seeking that

Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Technology and Communications Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Columbus Circle Technology and Communications Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Columbus Circle Technology and Communications Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Technology and Communications Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Technology and Communications Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Technology and Communications Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Technology and Communications Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Technology and Communications Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                                                   Expenses
                                             Beginning              Ending               Annualized                  Paid
                                              Account              Account             Expense Ratios               During
                                               Value                Value               For the Six-               Six Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $1,174.90               0.85%                     $4.66
     Hypothetical 5% Return                   1,000.00              1,020.92               0.85%                      4.33
------------------------------------------------------------------------------------------------------------------------------------

*   Expenses  are  equal  to  the  Technology  and  Communications   Portfolio's
    annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------

* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)


-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------

   * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

  ** Mr.  Turpin's  appointment as Interested  Trustee was effective  January 1,
     2007.Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


TRUST OFFICERS


The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------

   * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

  ** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions -The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com


This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.













                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-225 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund



                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Growth II Portfolio

TABLE OF CONTENTS


About This Report                                              2

Message to Shareholders                                        4

Management Overview                                            6

Schedule of Investments                                        9

Statement of Assets & Liabilities                             15

Statement of Operations                                       16

Statement of Changes in Net Assets                            17

Financial Highlights                                          18

Notes to Financial Statements                                 19

Report of Independent Registered Public Accounting Firm       25

Proxy Voting and Portfolio Holdings                           26

Portfolio Expenses Example                                    27

Notice to Shareholders                                        28

Activities and Composition of the Board of
Trustees and Officers of the Trust                            29

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                        32

ABOUT THIS REPORT

HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,


/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL GROWTH II PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.


Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Growth II Portfolio gained 23.43%, outperforming the Russell Midcap(R) Growth Index, which returned 11.43%, and the S&P MidCap 400 Index, which gained 7.98%.

o Strong stock selection in the consumer discretionary, industrials and health care sectors contributed to the Portfolio's performance relative to the Russell Midcap(R) Growth Index, while stock selection in information technology, an overweight in telecommunication services and an underweight in consumer staples detracted from relative performance.

o Stocks of companies such as National Oilwell Varco, aQuantive (no longer a Portfolio holding) and GameStop contributed to the Portfolio's strong absolute performance, while VeriFone Holdings, Akamai Technologies and American Commercial Lines (no longer a Portfolio holding) detracted from the Portfolio's advances.


Q.   How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2007, the Old Mutual Growth II Portfolio (the "Portfolio") gained 23.43%, outperforming the Russell Midcap(R) Growth Index, which returned 11.43%, and the S&P MidCap 400 Index, which gained 7.98%.

Q.   What investment environment did the Portfolio face during the past year?

A. Mid-cap growth stocks outperformed their value counterparts during the year. The period benefited active managers, with the volatile market offering a plethora of opportunities for the disciplined manager. Stocks with the largest market capitalizations, highest price to earnings ratios, highest return on equity, and highest long-term growth rates, as well as non-dividend paying stocks outperformed during the period.

Q.   Which market factors influenced the Portfolio's relative performance?

A. The mid-cap growth market favored managers that follow a disciplined approach to stock selection focused upon compelling stock fundamentals. Investors focused their attention on companies with strong earnings growth, reasonable valuations and with a history of efficient capital use during a weakening economy. As Turner Investment Partners, Inc. ("Turner") points out, it is ironic that growth stocks' return to favor appears to have been aided by an overall deceleration in earnings growth.

Q.   How did composition affect Portfolio performance?

     Strong stock selection in the consumer discretionary, industrials and health care sectors contributed to the Portfolio's performance relative to the Russell Midcap(R) Growth Index, while stock selection in information technology, an overweight in telecommunication services and an underweight in consumer staples detracted from relative performance.

     Strong stock selection led to outperformance during the period. Stocks of companies such as National Oilwell Varco, aQuantive (no longer a Portfolio holding) and GameStop contributed to the Portfolio's strong absolute performance, while VeriFone Holdings, Akamai Technologies and American Commercial Lines (no longer a Portfolio holding) detracted from the Portfolio's advances.

     National Oilwell Varco is a provider of equipment and components used in oil and gas drilling and production operations. The Company beat consensus earnings estimates for all quarters during the year by an average of 18%. Online-advertising specialist aQuantive benefited from merger and acquisition activity as Microsoft purchased the company for a significant premium. Specialty software retailer GameStop benefited the Portfolio as it posted better than expected video game results and software sales. GameStop management believes European business could eventually match the firm's U.S. operations in dollar sales and expects to open at least 300 new U.S. stores annually for the next few years. GameStop management notes that the company is on track to open at least 500 stores worldwide in 2008.

     On the other side of the equation, VeriFone Holdings announced accounting errors related to the valuation of in-transit inventory and allocation of manufacturing and distribution overhead to inventory for several of its un-audited interim consolidated financial statements. These errors affected the technology company's reported costs of net revenues and its stock decreased in value. Akamai Technologies provides services and solutions for digital media distribution and storage, content and application delivery, application performance services, on demand managed services, and Web site intelligence. The company reported disappointing results as its margin profile proved volatile when it was expected to stabilize. Additionally, Akamai Technologies experienced lower than expected customer additions during the third quarter. Barge transportation provider American Commercial Lines missed consensus earnings estimates by a significant margin in late October.


Growth II Portfolio

Q.   What is the investment outlook for the mid-cap growth market?

A. Munder Capital Management ("Munder") believes the general environment remains positive and well positioned and that companies may still be able to produce strong growth. Munder points out that mid-cap growth stocks maintain valuations that are as attractive as they have been at any point in the last 20 years and that historically the past nine months of outperformance is a short period relative to the growth/value cycles seen in the past. Therefore the firm believes that growth may be positioned to continue its outperformance over the coming months.

     Turner also believes the shift to growth investing is in its early stages, since cycles of outperformance for both growth and value have tended to continue for multiyear periods. Growth's return to favor may help the stock market achieve another positive year in Turner's view. The most significant threats that Turner believes would impede a rising stock market in 2008 are accelerating inflation, an increase in unemployment and, most importantly, if the economy, which has been propped up by three Federal Reserve Board cuts in interest rates since September 2007, slips into a recession.



Top Ten Holdings
as of December 31, 2007

McDermott International         1.8%
---------------------------------------
GameStop, Cl A                  1.7%
---------------------------------------
Stericycle                      1.4%
---------------------------------------
BioMarin Pharmaceuticals        1.3%
---------------------------------------
Hologic                         1.3%
---------------------------------------
General Cable                   1.2%
---------------------------------------
Express Scripts                 1.2%
---------------------------------------
Affiliated Managers Group       1.2%
---------------------------------------
Crown Castle International      1.2%
---------------------------------------
L-3 Communications Holdings     1.1%
---------------------------------------
As a % of Total
Portfolio Investments          13.4%
---------------------------------------

                                                             Growth II Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                               One        Annualized     Annualized     Annualized     Annualized
                                             Inception         Year         3 Year         5 Year        10 Year        Inception
                                                Date          Return        Return         Return         Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio                04/30/97        23.43%        13.79%         14.58%          3.87%          4.32%
Russell Midcap(R) Growth Index                04/30/97        11.43%        11.39%         17.90%          7.59%          9.44%
S&P Mid Cap 400 Index                         04/30/97         7.98%        10.27%         16.20%         11.20%         13.36%
------------------------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Part of the portfolio's performance is due to amounts received from class action settlements regarding prior fund holdings. Information about these performance results and the comparative indexes can be found on page 2.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current sub-advisors and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.15% and 1.04%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual  Russell
                Growth II   Midcap(R)      S&P Midcap
                Portfolio   Growth Index   400 Index
        ---------------------------------------------
        12/97    10,000      10,000         10,000
        12/98    10,819      11,786         11,911
        12/99    21,442      17,832         13,665
        12/00    17,867      15,737         16,057
        12/01    10,637      12,566         15,960
        12/02     7,400       9,122         13,644
        12/03     9,303      13,018         18,504
        12/04     9,918      15,033         21,554
        12/05    11,044      16,852         24,260
        12/06    11,839      18,648         26,763
        12/07    14,613      20,779         28,899


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology           19%
        Industrials                      16%
        Consumer Discretionary           13%
        Health Care                      12%
        Financials                       12%
        Energy                           10%
        Materials                         7%
        Utilities                         5%
        Consumer Staples                  4%
        Telecommunication Services        2%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 99.7%
Advertising Sales - 0.8%
Focus Media Holding ADR*                       2,700   $        153
Lamar Advertising, Cl A                        2,100            101
                                                       --------------

Total Advertising Sales                                         254
---------------------------------------------------------------------

Agricultural Chemicals - 1.4%
Mosaic*                                        2,190            207
Syngenta ADR                                   4,900            248
                                                       ______________

Total Agricultural Chemicals                                    455
_____________________________________________________________________

Agricultural Operations - 0.4%
Bunge                                          1,190            139
                                                       ______________

Total Agricultural Operations                                   139
_____________________________________________________________________

Apparel Manufacturers - 0.5%
Gildan Activewear*                             4,025            166
                                                       ______________

Total Apparel Manufacturers                                     166
_____________________________________________________________________

Applications Software - 1.5%
Citrix Systems*                                5,470            208
Nuance Communications*                         3,920             73
Salesforce.com*                                3,420            214
                                                       --------------

Total Applications Software                                     495
_____________________________________________________________________

Auction House/Art Dealer - 0.8%
Ritchie Bros Auctioneers                       1,175             97
Sotheby's                                      4,300            164
                                                       --------------

Total Auction House/Art Dealer                                  261
_____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - 0.7%
Oshkosh Truck                                  5,050            239
                                                       --------------

Total Auto-Medium & Heavy Duty Trucks                           239
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.3%
Pepsi Bottling Group                           2,720            107
                                                       --------------

Total Beverages-Non-Alcoholic                                   107
_____________________________________________________________________

Beverages-Wine/Spirits - 0.8%
Central European Distribution*                 4,350            253
                                                       ______________

Total Beverages-Wine/Spirits                                    253
_____________________________________________________________________

Brewery - 0.3%
Molson Coors Brewing, Cl B                     1,910             99
                                                       ______________

Total Brewery                                                    99
_____________________________________________________________________

Casino Hotels - 0.8%
Melco PBL Entertainment Macau ADR*             7,450             86
Wynn Resorts                                   1,370            154
                                                       --------------

Total Casino Hotels                                             240
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Cellular Telecommunications - 0.5%
Millicom International Cellular*                 570   $         67
NII Holdings*                                  1,625             79
                                                       ______________

Total Cellular Telecommunications                               146
_____________________________________________________________________

Chemicals-Diversified - 0.9%
FMC                                            5,450            297
                                                       ______________

Total Chemicals-Diversified                                     297
---------------------------------------------------------------------

Coal - 0.4%
Consol Energy                                  1,910            137
                                                       ______________

Total Coal                                                      137
---------------------------------------------------------------------

Commercial Banks Non-US - 0.9%
HDFC Bank ADR                                  2,275            297
                                                       ______________

Total Commercial Banks Non-US                                   297
---------------------------------------------------------------------

Commercial Services-Finance - 0.7%
Wright Express*                                6,650            236
                                                       ______________

Total Commercial Services-Finance                               236
_____________________________________________________________________

Computer Services - 1.2%
Cognizant Technology Solutions, Cl A*          5,273            179
IHS, Cl A*                                     3,425            207
                                                       --------------

Total Computer Services                                         386
_____________________________________________________________________

Computer Software - 1.0%
Blackbaud                                      7,875            221
Omniture*                                      2,880             96
                                                       --------------

Total Computer Software                                         317
---------------------------------------------------------------------

Computers-Memory Devices - 0.5%
Seagate Technology                             6,580            168
                                                       --------------

Total Computers-Memory Devices                                  168
---------------------------------------------------------------------

Computers-Peripheral Equipment - 0.9%
Logitech International*                        5,950            218
Sigma Designs*                                 1,070             59
                                                       ______________

Total Computers-Peripheral Equipment                            277
---------------------------------------------------------------------

Consulting Services - 0.4%
FTI Consulting*                                2,070            128
                                                       ______________

Total Consulting Services                                       128
---------------------------------------------------------------------

Containers-Metal/Glass - 0.9%
Owens-Illinois*                                5,820            288
                                                       ______________

Total Containers-Metal/Glass                                    288
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Data Processing/Management - 1.7%
Fidelity National Information Services         2,700   $        112
MasterCard, Cl A                               1,280            275
NAVTEQ*                                        2,125            161
                                                       ______________

Total Data Processing/Management                                548
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.5%
Dentsply International                          3,160           142
                                                       ______________

Total Dental Supplies & Equipment                               142
---------------------------------------------------------------------

Diagnostic Kits - 0.3%
Inverness Medical Innovations*                 1,500             84
                                                       ______________

Total Diagnostic Kits                                            84
---------------------------------------------------------------------

Dialysis Centers - 0.4%
DaVita*                                        2,225            125
                                                       ______________

Total Dialysis Centers                                          125
---------------------------------------------------------------------

Distribution/Wholesale - 0.8%
LKQ*                                          12,750            268
                                                       --------------

Total Distribution/Wholesale                                    268
_____________________________________________________________________

Diversified Manufacturing Operations - 1.4%
Harsco                                         3,140            201
Roper Industries                               2,460            154
SPX                                            1,020            105
                                                       ______________

Total Diversified Manufacturing Operations                      460
---------------------------------------------------------------------

E-Commerce/Services - 0.3%
Priceline.com*                                   810             93
                                                       --------------

Total E-Commerce/Services                                        93
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.7%
Ametek                                         4,450            208
                                                       --------------

Total Electric Products-Miscellaneous                           208
---------------------------------------------------------------------

Electric-Integrated - 1.9%
Allegheny Energy                               2,090            133
Entergy                                        1,350            161
Northeast Utilities                           10,400            326
                                                       ______________

Total Electric-Integrated                                       620
---------------------------------------------------------------------

Electric-Transmission - 0.8%
ITC Holdings                                   4,675            264
                                                       --------------

Total Electric-Transmission                                     264
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.3%
Cavium Networks*                               3,290   $         76
MEMC Electronic Materials*                     3,050            270
Microchip Technology                           3,750            118
NVIDIA*                                        5,310            181
Silicon Laboratories*                          2,580             97
                                                       ______________

Total Electronic Components-Semiconductors                      742
_____________________________________________________________________

Electronic Measuring Instruments - 0.7%
Itron*                                         2,450            235
                                                       ______________

Total Electronic Measuring Instruments                          235
_____________________________________________________________________

Electronics-Military - 1.2%
L-3 Communications Holdings                    3,500            371
                                                       ______________

Total Electronics-Military                                      371
_____________________________________________________________________

Energy-Alternate Sources - 1.1%
Covanta Holding*                               2,970             82
First Solar*                                     990            264
                                                       --------------

Total Energy-Alternate Sources                                  346
_____________________________________________________________________

Engineering/R&D Services - 2.2%
EMCOR Group*                                   5,450            129
McDermott International*                       9,690            572
                                                       --------------

Total Engineering/R&D Services                                  701
_____________________________________________________________________

Entertainment Software - 1.2%
Activision*                                    4,930            146
Electronic Arts*                               4,070            238
                                                       --------------

Total Entertainment Software                                    384
_____________________________________________________________________

Fiduciary Banks - 0.8%
Northern Trust                                 3,250            249
                                                       --------------

Total Fiduciary Banks                                           249
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.8%
TD Ameritrade Holding*                        12,765            256
                                                       --------------

Total Finance-Investment Banker/Broker                          256
_____________________________________________________________________

Finance-Other Services - 2.2%
CME Group                                        325            223
IntercontinentalExchange*                      1,390            268
Nymex Holdings                                 1,700            227
                                                       --------------

Total Finance-Other Services                                    718
_____________________________________________________________________

Food-Baking - 0.7%
Flowers Foods                                  9,837            230
                                                       --------------

Total Food-Baking                                               230
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Food-Confectionery - 0.5%
WM Wrigley Jr.                                 2,650   $        155
                                                       ______________

Total Food-Confectionery                                        155
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.4%
HJ Heinz                                       2,880            134
                                                       --------------

Total Food-Miscellaneous/Diversified                            134
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.5%
United Natural Foods*                          4,775            151
                                                       --------------

Total Food-Wholesale/Distribution                               151
_____________________________________________________________________

Funeral Services & Related Items - 0.3%
Service Corp International                     6,925             97
                                                       --------------

Total Funeral Services & Related Items                           97
---------------------------------------------------------------------

Hazardous Waste Disposal - 1.4%
Stericycle*                                    7,490            445
                                                       --------------

Total Hazardous Waste Disposal                                  445
---------------------------------------------------------------------

Home Furnishings - 0.5%
Tempur-Pedic International                     5,775            150
                                                       --------------

Total Home Furnishings                                          150
---------------------------------------------------------------------

Independent Power Producer - 0.7%
NRG Energy*                                    5,040            218
                                                       --------------

Total Independent Power Producer                                218
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.5%
Dolby Laboratories, Cl A*                      3,300            164
                                                       --------------

Total Industrial Audio & Video Products                         164
---------------------------------------------------------------------

Industrial Gases - 2.2%
Air Products & Chemicals                       2,210            218
Airgas                                         5,500            287
Praxair                                        2,425            215
                                                       ______________

Total Industrial Gases                                          720
_____________________________________________________________________

Instruments-Scientific - 0.2%
Waters*                                          990             78
                                                       ______________

Total Instruments-Scientific                                     78
_____________________________________________________________________

Insurance Brokers - 0.4%
AON                                            2,740            131
                                                       --------------

Total Insurance Brokers                                         131
---------------------------------------------------------------------

Internet Infrastructure Software - 0.3%
Akamai Technologies*                           3,050            106
                                                       --------------

Total Internet Infrastructure Software                          106
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------


Internet Security - 1.7%
McAfee*                                        2,070   $         78
Vasco Data Security International*             6,825            191
VeriSign*                                      7,300            275
                                                       --------------

Total Internet Security                                         544
_____________________________________________________________________

Internet Telephony - 0.5%
j2 Global Communications*                      7,625            161
                                                       --------------

Total Internet Telephony                                        161
_____________________________________________________________________

Investment Management/Advisory Services - 4.0%
Affiliated Managers Group*                     3,340            392
Blackrock                                      1,565            339
Eaton Vance                                    4,300            195
T Rowe Price Group                             5,700            347
                                                       ______________

Total Investment Management/Advisory Services                 1,273
_____________________________________________________________________

Leisure & Recreational Products - 0.7%
WMS Industries*                                5,760            211
                                                       ______________

Total Leisure & Recreational Products                           211
_____________________________________________________________________

Machinery-Farm - 0.7%
AGCO*                                          3,240            220
                                                       ______________

Total Machinery-Farm                                            220
_____________________________________________________________________

Machinery-General Industry - 0.4%
Manitowoc                                      2,690            131
                                                       ______________

Total Machinery-General Industry                                131
_____________________________________________________________________

Machinery-Pumps - 0.7%
Flowserve                                      2,260            217
                                                       ______________

Total Machinery-Pumps                                           217
_____________________________________________________________________

Medical Instruments - 0.8%
Intuitive Surgical*                              640            208
Techne*                                          550             36
                                                       ______________

Total Medical Instruments                                       244
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.5%
Laboratory Corp of America Holdings*           2,275            172
                                                       ______________

Total Medical Labs & Testing Services                           172
---------------------------------------------------------------------

Medical Products - 0.6%
Henry Schein*                                  2,080            128
West Pharmaceutical Services                   1,950             79
                                                       ______________

Total Medical Products                                          207
_____________________________________________________________________

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.0%
Alexion Pharmaceuticals*                       2,120   $        159
Charles River Laboratories International*      2,000            132
Vertex Pharmaceuticals*                        1,750             41
                                                       ______________

Total Medical-Biomedical/Genetic                                332
---------------------------------------------------------------------

Medical-Drugs - 1.2%
Allergan                                       3,660            235
Shire ADR                                      2,210            152
                                                       ______________

Total Medical-Drugs                                             387
_____________________________________________________________________

Metal Processors & Fabricators - 0.7%
Precision Castparts                            1,630            226
                                                       ______________

Total Metal Processors & Fabricators                            226
_____________________________________________________________________

Multi-Line Insurance - 0.6%
Assurant                                       2,950            197
                                                       ______________

Total Multi-Line Insurance                                      197
---------------------------------------------------------------------

Networking Products - 1.4%
Atheros Communications*                        3,730            114
Foundry Networks*                              5,640             99
Juniper Networks*                              7,150            237
                                                       ______________

Total Networking Products                                       450
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.2%
Waste Connections*                             2,440             75
                                                       ______________

Total Non-Hazardous Waste Disposal                               75
_____________________________________________________________________

Office Furnishings - 0.2%
Interface, Cl A                                4,675             76
                                                       ______________

Total Office Furnishings                                         76
_____________________________________________________________________

Oil & Gas Drilling - 1.1%
Atlas America                                  1,525             90
Diamond Offshore Drilling                      1,820            258
                                                       --------------

Total Oil & Gas Drilling                                        348
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.6%
Chesapeake Energy                              5,175            203
Quicksilver Resources*                         3,660            218
Range Resources                                5,870            301
Southwestern Energy*                           2,270            126
XTO Energy                                     5,737            295
                                                       --------------

Total Oil Companies-Exploration & Production                  1,143
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 1.4%
FMC Technologies*                              4,450            252
National Oilwell Varco*                        2,620            192
                                                       ______________

Total Oil Field Machinery & Equipment                           444
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil-Field Services - 2.8%
Core Laboratories*                             1,300   $        162
Exterran Holdings*                             1,510            124
Oil States International*                      2,700             92
Superior Energy Services*                      5,130            177
Weatherford International*                     4,805            330
                                                       ______________

Total Oil-Field Services                                        885
_____________________________________________________________________

Pharmacy Services - 1.2%
Express Scripts*                               5,445            398
                                                       --------------

Total Pharmacy Services                                         398
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 0.4%
Psychiatric Solutions*                         3,975            129
                                                       --------------

Total Physical Therapy/Rehabilitation Centers                   129
---------------------------------------------------------------------

Pipelines - 2.3%
Equitable Resources                            6,225            332
Questar                                        2,470            134
Williams                                       7,400            265
                                                       --------------

Total Pipelines                                                 731
_____________________________________________________________________

Printing-Commercial - 0.4%
VistaPrint*                                    3,250            139
                                                       --------------

Total Printing-Commercial                                       139
---------------------------------------------------------------------

Private Corrections - 0.6%
Corrections Corp of America*                   6,300            186
                                                       --------------

Total Private Corrections                                       186
---------------------------------------------------------------------

Property/Casualty Insurance - 0.6%
ProAssurance*                                  3,375            185
                                                       --------------

Total Property/Casualty Insurance                               185
---------------------------------------------------------------------

Racetracks - 1.2%
Penn National Gaming*                          6,225            371
                                                       --------------

Total Racetracks                                                371
---------------------------------------------------------------------

Real Estate Management/Services - 0.4%
Jones Lang LaSalle                             1,850            132
                                                       ______________

Total Real Estate Management/Services                           132
_____________________________________________________________________

Reinsurance - 0.7%
Axis Capital Holdings                          6,075            237
                                                       --------------

Total Reinsurance                                               237
_____________________________________________________________________

REITs-Diversified - 0.2%
iStar Financial                                2,600             68
                                                       ______________

Total REITs-Diversified                                          68
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Respiratory Products - 0.6%
Resmed*                                        3,572   $        188
                                                       --------------

Total Respiratory Products                                      188
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.4%
Guess ?                                        4,560            173
Polo Ralph Lauren                              1,550             96
Under Armour, Cl A*                            2,590            113
Urban Outfitters*                              2,950             80
                                                       --------------

Total Retail-Apparel/Shoe                                       462
_____________________________________________________________________

Retail-Automobile - 0.2%
Penske Auto Group                              4,400             77
                                                       ______________

Total Retail-Automobile                                          77
_____________________________________________________________________

Retail-Computer Equipment - 1.7%
GameStop, Cl A*                                9,055            562
                                                       ______________

Total Retail-Computer Equipment                                 562
_____________________________________________________________________

Retail-Jewelry - 0.5%
Tiffany                                        3,650            168
                                                       ______________

Total Retail-Jewelry                                            168
_____________________________________________________________________

Retail-Restaurants - 0.7%
Yum! Brands                                    6,290            241
                                                       --------------

Total Retail-Restaurants                                        241
---------------------------------------------------------------------

Retail-Sporting Goods - 0.8%
Dick's Sporting Goods*                         8,800            244
                                                       --------------

Total Retail-Sporting Goods                                     244
---------------------------------------------------------------------

Schools - 1.0%
Apollo Group, Cl A*                            3,290            231
New Oriental Education &
   Technology Group ADR*                       1,025             83
                                                       --------------

Total Schools                                                   314
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.3%
Cypress Semiconductor*                         2,900            104
                                                       --------------

Total Semiconductor Components-Integrated Circuits              104
_____________________________________________________________________

Semiconductor Equipment - 0.9%
Formfactor*                                    3,075            102
Varian Semiconductor
   Equipment Associates*                       5,182            192
                                                       --------------

Total Semiconductor Equipment                                   294
_____________________________________________________________________

Steel-Producers - 1.1%
Carpenter Technology                           2,900            218
Steel Dynamics                                 2,370            141
                                                       --------------

Total Steel-Producers                                           359
---------------------------------------------------------------------


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Telecommunications Equipment - 0.9%
CommScope*                                     5,625   $        277
                                                       --------------

Total Telecommunications Equipment                              277
---------------------------------------------------------------------

Television - 0.4%
Central European Media Enterprises , Cl A*     1,080            125
                                                       ______________

Total Television                                                125
---------------------------------------------------------------------

Therapeutics - 1.7%
BioMarin Pharmaceuticals*                     12,215            433
United Therapeutics*                           1,190            116
                                                       ______________

Total Therapeutics                                              549
---------------------------------------------------------------------

Transactional Software - 0.3%
VeriFone Holdings*                             3,600             84
                                                       ______________

Total Transactional Software                                     84
---------------------------------------------------------------------

Transport-Marine - 0.3%
Tidewater                                      1,950            107
                                                       ______________

Total Transport-Marine                                          107
---------------------------------------------------------------------

Transport-Services - 1.4%
CH Robinson Worldwide                          2,980            161
Expeditors International Washington            6,165            276
                                                       ______________

Total Transport-Services                                        437
_____________________________________________________________________

Veterinary Diagnostics - 1.1%
VCA Antech*                                    7,925            351
                                                       ______________

Total Veterinary Diagnostics                                    351
_____________________________________________________________________

Web Hosting/Design - 0.3%
Equinix*                                         890             90
                                                       ______________

Total Web Hosting/Design                                         90
---------------------------------------------------------------------

Web Portals/ISP - 0.3%
Sina*                                          2,080             92
                                                       --------------

Total Web Portals/ISP                                            92
---------------------------------------------------------------------

Wire & Cable Products - 1.7%
Belden                                         3,625            161
General Cable*                                 5,450            399
                                                       ______________

Total Wire & Cable Products                                     560
_____________________________________________________________________

Wireless Equipment - 1.5%
Crown Castle International*                    9,396            391
SBA Communications*                            2,270             77
                                                       --------------

Total Wireless Equipment                                        468
_____________________________________________________________________

OLD MUTUAL GROWTH II PORTFOLIO - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

X-Ray Equipment - 1.3%
Hologic*                                       6,271   $        430
                                                       --------------

Total X-Ray Equipment                                           430
                                                       --------------

Total Common Stock (Cost $24,273)                            32,080
---------------------------------------------------------------------

Investment Company - 0.2%
Midcap SPDR Trust, Series 1                      525             81
                                                       --------------

Total Investment Company (Cost $82)                              81
---------------------------------------------------------------------

Money Market Fund - 0.6%
Dreyfus Cash Management Fund,
   Institutional Class, 4.85% (A)            191,076            191
                                                       --------------

Total Money Market Fund (Cost $191)                             191
---------------------------------------------------------------------

Total Investments - 100.5% (Cost $24,546)                    32,352
---------------------------------------------------------------------

Other Assets and Liabilities, Net (0.5%)                       (172)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     32,180
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
ISP - Internet Service Provider
R&D - Research and Development
REITs - Real Estate Investment Trusts
SPDR - Standard and Poor's Depositary Receipt
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)

AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                       Growth II Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                              $  24,546
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                             $  32,352
Receivable for Investment Securities Sold                                                                          33
Dividends and Interest Receivable                                                                                  32
Receivable from Investment Advisor                                                                                  6
Other Assets                                                                                                        5
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                              32,428
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable to Custodian                                                                                               29
Payable for Investment Securities Purchased                                                                        82
Payable for Management Fees                                                                                        23
Payable for Capital Shares Redeemed                                                                                60
Payable for Trustees' Fees                                                                                          4
Accrued Expenses                                                                                                   50
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                            248
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  $  32,180
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 2,087,256
     outstanding shares of beneficial interest                                                              $ 266,522
Accumulated Net Realized Loss on Investments                                                                 (242,148)
Net Unrealized Appreciation on Investments                                                                      7,806
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  $  32,180
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                    $   15.42
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)

FOR THE YEAR ENDED DECEMBER 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                       Growth II Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                                 $  211
     Interest                                                                                                       4
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                                 215
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                              273
     Trustees' Fees                                                                                                19
     Custodian Fees                                                                                                35
     Professional Fees                                                                                             42
     Printing Fees                                                                                                 38
     Transfer Agent Fees                                                                                           27
     Other Expenses                                                                                                18
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                          452
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                                   (108)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                            344
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                                                         (129)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                                                             4,081
     Net Change in Unrealized Appreciation on Investments                                                       3,046
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                            7,127
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                          $6,998
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                       Growth II Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    1/1/07 to        1/1/06 to
                                                                                                     12/31/07         12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                                    $   (129)        $     37
     Net Realized Gain on Investments                                                                   4,081           14,848
     Net Change in Unrealized Appreciation (Depreciation) on Investments                                3,046          (11,991)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                               6,998            2,894
------------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from:
     Net investment income                                                                                (44)               -
------------------------------------------------------------------------------------------------------------------------------------
          Total Dividends                                                                                 (44)               -
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                      1,266            1,684
     Shares Issued upon Reinvestment of Dividends                                                          44                -
     Shares Redeemed                                                                                  (10,232)         (15,480)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                                   (8,922)         (13,796)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                      (1,968)         (10,902)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                                 34,148           45,050
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                     $ 32,180         $ 34,148
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income (Accumulated Net Investment Loss)                                $      -         $     44
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                         88              137
     Shares Issued upon Reinvestment of Dividends                                                           3                -
     Shares Redeemed                                                                                     (734)          (1,267)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                                  (643)          (1,130)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,


                                           Net
                 Net                  Realized and
                Asset        Net       Unrealized                Dividends   Distributions     Total           Net
                Value,   Investment       Gains         Total     from Net       from        Dividends     Asset Value,
              Beginning    Income        (Losses)       From     Investment     Capital         and            End        Total
              of Period  (Loss) (1)   on Securities  Operations    Income        Gains     Distributions    of Period     Return
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL GROWTH II PORTFOLIO
2007            $12.51     $(0.05)        $2.98        $2.93       $(0.02)        $-          $(0.02)        $15.42       23.43%
2006             11.67       0.01          0.83         0.84            -          -               -          12.51        7.20%
2005             10.48      (0.10)         1.29         1.19            -          -               -          11.67       11.35%
2004              9.83      (0.09)         0.74         0.65            -          -               -          10.48        6.61%
2003              7.82      (0.08)         2.09         2.01            -          -               -           9.83       25.70%
----------------------------------------------------------------------------------------------------------------------------------

                                            Ratio
                                         of Expenses
                                          to Average
                                          Net Assets     Ratio of Net
                 Net          Ratio       (Excluding      Investment
             Assets, End   of Expenses    Waivers and    Income (Loss)    Portfolio
              of Period     to Average      Expense       to Average      Turnover
                (000)       Net Assets    Reductions)     Net Assets        Rate
-----------------------------------------------------------------------------------
OLD MUTUAL GROWTH II PORTFOLIO
2007           $32,180        1.04%          1.37%          (0.39)%          88.04%
2006            34,148        1.04%          1.15%           0.09%          179.52%
2005            45,050        1.19%          1.19%          (0.90)%          24.17%
2004            53,495        1.17%          1.17%          (0.94)%          37.53%
2003            71,918        1.10%          1.10%          (0.90)%         194.63%
-----------------------------------------------------------------------------------


 (1) Per share amounts for the year are calculated based on average outstanding shares.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007


1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Growth II Portfolio (the "Growth II Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Growth II Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Growth II Portfolio is classified as a diversified management investment company. The financial statements for the Growth II Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 53%, 22% and 20% of the outstanding shares of the Growth II Portfolio were held by the separate accounts of three participating insurance companies.


2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Growth II Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust ( the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollar using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF DECEMBER 31, 2007


Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Growth II Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Growth II Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Growth II Portfolio as set forth in the table below.

                                                   Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio  0.825%        0.775%        0.725%        0.675%        0.625%        0.575%         0.525%


Expense Limitation Agreement - In the interest of limiting expenses of the Growth II Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Growth II Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008 its Management Fees and assume other expenses of the Growth II Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.04% of the Growth II Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Growth II Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Growth II Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Growth II Portfolio to exceed 1.04%. No reimbursement by the Growth II Portfolio will be made unless: (i) the Growth II Portfolio's assets exceed $75 million; (ii) the Growth II Portfolio's total annual operating expense ratio is less than 1.04%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Growth II Portfolio for which the Advisor may seek reimbursement was $47,038 (expiring December 31, 2009) and $107,731 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Growth II Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Growth II Portfolio, and the Advisor have entered into separate sub-advisory agreements (the "Sub-Advisory Agreements") with Munder Capital Management and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Growth II Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each co-sub-advisor is entitled to receive from the Advisor a sub-advisory fee of 0.475% of the average daily net assets of such portion of the Growth II Portfolio managed.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

AS OF DECEMBER 31, 2007


Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.


4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Growth II Portfolio for the year ended December 31, 2007, were $28,695,295 and $37,295,138, respectively.


5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Growth II Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income were reclassified to/from the following accounts:

             Decrease                   Increase Undistributed Net
       Paid in Capital (000)              Investment Income (000)
----------------------------------------------------------------------------
              $(129)                                $129
----------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

The tax character of dividends declared during the year ended December 31, 2007 were $44(000) of ordinary income. No dividends or distributions were declared during the year ended December 31, 2006.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):

Capital loss carryforwards expiring:
    December 2009                                         $(213,303)
    December 2010                                           (28,813)
Unrealized appreciation                                       7,774
                                                       --------------
                                                          $(234,342)
                                                       --------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007, the Growth II Portfolio utilized $4,014(000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Growth II Portfolio for federal income tax purposes at December 31, 2007 were as follows:

                                                                  Net
        Federal          Unrealized          Unrealized         Unrealized
     Tax Cost (000)  Appreciation (000)  Depreciation (000)  Appreciation (000)
-------------------------------------------------------------------------------
        $24,578            $8,460              $(686)              $7,774


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Growth II Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Growth II Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Growth II Portfolio's growth style of investing, and the Growth II Portfolio's returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Size Company Risk - The Growth II Portfolio primarily invests in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Growth II Portfolio could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Growth II Portfolio may overweight certain industries within a sector, which may cause the Growth II Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Growth II Portfolio enters into various contracts that provide for general indemnifications. The Growth II Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Growth II Portfolio. However, based on experience, the Growth II Portfolio expects the risk of loss to be remote.


7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.


8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Growth II Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Old Mutual Growth II Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Growth II Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007


Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Growth II Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Growth II Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Growth II Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Growth II Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Growth II Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                                                   Expenses
                                             Beginning              Ending               Annualized                  Paid
                                              Account              Account             Expense Ratios               During
                                               Value                Value               For the Six-               Six Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth II Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $1,062.70               1.04%                     $5.41
     Hypothetical 5% Return                   1,000.00              1,019.96               1.04%                      5.30
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Growth II Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)


For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007

                           Ordinary                              Dividends Qualifying          Qualified          Qualified
                            Income              Total           For Corporate Dividends        Dividend           Interest
Fund                     Distributions       Distributions      Receivable Deduction (1)       Income (2)         Income (3)
-------------------------------------------------------------------------------------------------------------------------------
Growth II Portfolio         $43,822             $43,822                 80.17%                   80.44%             5.98%
-------------------------------------------------------------------------------------------------------------------------------


(1) Qualifying   dividends  represent  dividends  which  qualify  for  corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconcialiation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of "Ordinary Income Distributions" that is exempt from U.S. withholding tax when paid to foreign investors.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------

  * Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------

 * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007.
   Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


TRUST OFFICERS


The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------

   * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

  ** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.


Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.


Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

BOARD REVIEW AND APPROVAL OF INVESTMENT
ADVISORY AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Old Mutual Select Value Portfolio- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions -The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com


This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-218 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund










                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Large Cap Growth Portfolio

TABLE OF CONTENTS


About This Report                                                 2

Message to Shareholders                                           4

Management Overview                                               6

Schedule of Investments                                           9

Statement of Assets & Liabilities                                13

Statement of Operations                                          14

Statement of Changes in Net Assets                               15

Financial Highlights                                             16

Notes to Financial Statements                                    17

Report of Independent Registered Public Accounting Firm          23

Proxy Voting and Portfolio Holdings                              24

Portfolio Expenses Example                                       25

Notice to Shareholders                                           26

Activities and Composition of the Board of
Trustees and Officers of the Trust                               27

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                           30

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Large Cap Growth Portfolio gained 19.60%, outperforming its benchmark, the Russell 1000(R) Growth Index, which gained 11.81%.

o Within the consumer discretionary, industrials and energy sectors stock selection added value to Portfolio returns.

o Stock selection in consumer staples, utilities and information technology detracted from the Portfolio's gains.

o Apple, Monsanto and Google contributed to performance, while Amgen, Office Depot (no longer a Portfolio holding) and Marriott International weighed on Portfolio returns.

Q.   How did the Portfolio perform relative to its benchmark?

A.   For the one-year  period ended  December 31, 2007, the Old Mutual Large Cap
     Growth  Portfolio  (the  "Portfolio")  gained  19.60%,   outperforming  its
     benchmark, the Russell 1000(R) Growth Index, which gained 11.81%.

Q.   What investment environment did the Portfolio face during the past year?

A. The period started out strong with growth stocks being propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve Board to lower interest rates in the first half of 2007. Despite considerable market volatility throughout the year, ongoing efforts by policymakers to contain the fallout from the sub-prime mortgage crisis were beginning to have an impact by year-end in Ashfield Capital Partners, LLC's ("Ashfield") view. Concerns have shifted from the effects on individual companies to the potential large-scale economic consequences on future growth. Overall, however, large-cap growth stocks outperformed their large-cap value counterparts during 2007 and most equity market indexes experienced gains in the mid-to-high single digits.

Q.   Which market factors influenced the Portfolio's relative performance?

A. The large-cap growth market favored managers that follow a disciplined approach to stock selection focused upon compelling stock fundamentals. Investors focused their attention on companies with strong earnings growth, reasonable valuations and with a history of efficient capital use during a weakening economy. As Turner Investment Partners, Inc. ("Turner") points out, it is ironic that growth stocks' return to favor appears to have been aided by an overall deceleration in earnings growth.

     Growth stocks outperformed value stocks for much of the year, aiding relative Portfolio performance. The slowing of corporate profits created a scarcity of earnings growth and investors were willing to pay a premium for growth - large-cap growth stocks in particular. Much of the highly sought-after growth came from non-US markets in which large-cap growth companies generally derive a larger share of their earnings than other U.S. investments. Large-cap growth companies were therefore not as sensitive to the decreasing value of the U.S. dollar or the general malaise of the U.S. economy.

Q.   How did composition affect Portfolio performance?

A. Stock selection contributed to the Portfolio's outperformance relative to the benchmark during the period. Within the consumer discretionary, industrials and energy sectors stock selection added value to Portfolio returns. On the other side of the equation, stock selection in consumer staples, utilities and information technology detracted from the Portfolio's gains.

     Stocks such as Apple, Monsanto and Google contributed to performance, while Amgen, Office Depot (no longer a Portfolio holding) and Marriott International weighed on Portfolio returns. Computer hardware company Apple posted solid earnings with iPod sales, the reintroduction of the iTV and the iPhone release in June. Agricultural product provider Monsanto raised guidance as a result of better than expected Roundup pricing, strong corn seed sales in Brazil and Argentina and a lower than anticipated tax rate. The company also announced a cross-licensing agreement with Dow Chemical for "SmartStax", the first-ever eight-gene stack in corn. Worldwide targeted advertising and Internet search solutions provider Google benefited from growth opportunities in Europe, Asia and Latin America along with the release of a new operating system designed for mobile phones. The company added more than 2,000 new jobs in the fourth quarter alone, bringing Google's total number of employees to just less than 16,000 and illustrating continued growth.


Large Cap Growth Portfolio

     Biotechnology firm Amgen detracted from the Portfolio's performance as it received a disappointing review from the Food and Drug Administration regarding a potentially blockbuster cancer drug. Sluggish sales trends due to increased competition hurt retail office supply company Office Depot and its stock lost value. Concerns over an economic slowdown detracted from Marriott International's stock value as investors worried that the lodging company could be hurt by a slowdown in business travel.

Q.   What is the investment outlook for the large-cap growth market?

A. Ashfield believes domestic earnings growth will slow in 2008, making companies with sustained earnings relatively more attractive and prolonging the recent popularity of large-cap growth stocks. Many large companies receive more than half of their profits from overseas and most have ready access to the credit markets because of their size and international scope. As the US economic situation potentially stabilizes, Ashfield believes these companies will provide market leadership.

     Turner also believes the shift to growth investing is in its early stages, since cycles of outperformance for both growth and value have tended to continue for multiyear periods. Growth's return to favor may help the stock market achieve another positive year in Turner's view. The most significant threats that Turner believes would impede a rising stock market in 2008 are: accelerating inflation, an increase in unemployment and, most importantly, if the economy, which has been propped up by three Federal Reserve Board cuts in interest rates since September 2007, slips into a recession.



Top Ten Holdings
as of December 31, 2007

Microsoft                         3.9%
-----------------------------------------
Google, Cl A                      3.5%
-----------------------------------------
Intel                             3.3%
-----------------------------------------
Cisco Systems                     2.7%
-----------------------------------------
Apple                             2.3%
-----------------------------------------
Monsanto                          2.3%
-----------------------------------------
PepsiCo                           2.1%
-----------------------------------------
T Rowe Price Group                1.7%
-----------------------------------------
Cameron International             1.5%
-----------------------------------------
Coca-Cola                         1.5%
-----------------------------------------
As a % of Total Portfolio
Investments                      24.8%
-----------------------------------------


                                                      Large Cap Growth Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)



Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                         One          Annualized      Annualized      Annualized      Annualized
                                          Inception      Year          3 Year          5 Year          10 Year         Inception
                                            Date        Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio     04/30/97      19.60%          9.69%          13.53%          7.35%             8.56%
Russell 1000(R) Growth Index              04/30/97      11.81%          8.68%          12.11%          3.83%             5.62%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Portfolio's performance is due to amounts received from class action settlements regarding prior fund holdings. Information about these performance results and the comparative index can be found on page 2.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current sub-advisors. In addition, prior to February 10, 2007, the Portfolio was managed by sub-advisors different than the Portfolio's current sub-advisors and the performance prior to these dates may not be indicative of how the Portfolio will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.21% and 0.96%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual   Russell
                Large Cap    1000(R)
                Growth       Growth
                Portfolio    Index
        -------------------------------
        12/97    10,000      10,000
        12/98    13,063      13,871
        12/99    21,582      18,470
        12/00    21,264      14,328
        12/01    15,250      11,402
        12/02    10,779       8,223
        12/03    14,141      10,669
        12/04    15,406      11,341
        12/05    16,108      11,928
        12/06    17,000      13,021
        12/07    20,332      14,559



Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        28%
        Industrials                   15%
        Health Care                   14%
        Financials                    13%
        Energy                        10%
        Consumer Discretionary         6%
        Consumer Staples               6%
        Materials                      4%
        Telecommunication Services     2%
        Utilities                      2%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.9%
Aerospace/Defense - 0.7%
Boeing                                           930   $         81
                                                       --------------

Total Aerospace/Defense                                          81
---------------------------------------------------------------------

Agricultural Chemicals - 2.7%
Monsanto                                       2,515            281
Mosaic*                                          520             49
                                                       --------------

Total Agricultural Chemicals                                    330
---------------------------------------------------------------------

Agricultural Operations - 1.0%
Archer-Daniels-Midland                         1,270             59
Bunge                                            510             59
                                                       --------------

Total Agricultural Operations                                   118
---------------------------------------------------------------------

Applications Software - 3.9%
Microsoft                                     13,275            473
                                                       ______________

Total Applications Software                                     473
_____________________________________________________________________

Athletic Footwear - 0.6%
Nike, Cl B                                     1,180             76
                                                       ______________

Total Athletic Footwear                                          76
_____________________________________________________________________

Auto Truck Parts & Equipment-Original - 0.3%
Johnson Controls                               1,030             37
                                                       ______________

Total Auto Truck Parts & Equipment-Original                      37
_____________________________________________________________________

Auto-Cars/Light Trucks - 0.4%
Daimler                                          520             50
                                                       ______________

Total Auto-Cars/Light Trucks                                     50
---------------------------------------------------------------------

Beverages-Wine Spirits - 0.4%
Diageo ADR                                       620             53
                                                       ______________

Total Beverages-Wine Spirits                                     53
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 3.6%
Coca-Cola                                      3,010            185
PepsiCo                                        3,285            249
                                                       ______________

Total Beverages-Non-Alcoholic                                   434
---------------------------------------------------------------------

Building-Heavy Construction - 0.5%
Chicago Bridge & Iron                          1,080             65
                                                       ______________

Total Building-Heavy Construction                                65
_____________________________________________________________________

Casino Hotels - 0.5%
Las Vegas Sands*                                 550             57
                                                       --------------

Total Casino Hotels                                              57
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Casino Services - 0.8%
International Game Technology                  2,120   $         93
                                                       ______________

Total Casino Services                                            93
_____________________________________________________________________

Cellular Telecommunications - 1.9%
America Movil, Ser L ADR                       1,000             61
Millicom International Cellular SA*              560             66
Vimpel-Communications ADR                      2,540            106
                                                       --------------

Total Cellular Telecommunications                               233
---------------------------------------------------------------------

Coal - 1.1%
Consol Energy                                  1,850            132
                                                       ______________

Total Coal                                                      132
_____________________________________________________________________

Computers - 4.1%
Apple*                                         1,430            283
Hewlett-Packard                                1,700             86
International Business Machines                1,225            132
                                                       --------------

Total Computers                                                 501
---------------------------------------------------------------------

Computer Services - 0.5%
Cognizant Technology Solutions, Cl A*          1,640             56
                                                       --------------

Total Computer Services                                          56
---------------------------------------------------------------------

Consulting Services - 0.9%
Accenture, Cl A                                3,170            114
                                                       --------------

Total Consulting Services                                       114
---------------------------------------------------------------------

Cosmetics & Toiletries - 1.4%
Colgate-Palmolive                                700             55
Procter & Gamble                               1,585            116
                                                       ______________

Total Cosmetics & Toiletries                                    171
_____________________________________________________________________

Data Processing/Management - 2.1%
Fiserv*                                        2,410            134
MasterCard, Cl A                                 575            124
                                                       --------------

Total Data Processing/Management                                258
_____________________________________________________________________

Disposable Medical Products - 0.9%
C.R. Bard                                      1,090            103
                                                       ______________

Total Disposable Medical Products                               103
_____________________________________________________________________

Diversified Manufacturing Operations - 4.7%
Danaher                                          950             83
General Electric                               1,600             59
Illinois Tool Works                            1,990            107
Roper Industries                                 790             49
Siemens ADR                                      850            134
Textron                                        1,900            136
                                                       --------------

Total Diversified Manufacturing Operations                      568
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

E-Commerce Products - 0.5%
Amazon.com*                                      670       $     62
                                                       ______________

Total E-Commerce Products                                        62
---------------------------------------------------------------------

E-Commerce Services - 0.9%
eBay*                                          3,300            110
                                                       ______________

Total E-Commerce Services                                       110
_____________________________________________________________________

Electric Products-Miscellaneous - 0.6%
Emerson Electric                               1,300             74
                                                       --------------

Total Electric Products-Miscellaneous                            74
_____________________________________________________________________

Electric-Integrated - 0.9%
Constellation Energy Group                     1,070            110

Total Electric-Integrated                                       110
_____________________________________________________________________

Electronic Components-Semiconductors - 4.3%
Intel                                         15,050            401
Texas Instruments                              3,525            118
                                                       --------------

Total Electronic
   Components-Semiconductors                                    519
---------------------------------------------------------------------

Energy-Alternate Sources - 1.1%
Sunpower, Cl A*                                  710             93
SunTech Power Holdings ADR*                      450             37
                                                       ______________

Total Energy-Alternate Sources                                  130
---------------------------------------------------------------------

Engineering/R&D Services - 3.2%
ABB ADR                                        5,350            154
Jacobs Engineering Group*                      1,640            157
McDermott International*                       1,280             76
                                                       ______________

Total Engineering /R&D Services                                 387
_____________________________________________________________________

Engines-Internal Combustion - 0.5%
Cummins                                          500             64
                                                       ______________

Total Engines-Internal Combustion                                64
_____________________________________________________________________

Entertainment Software - 1.3%
Electronic Arts*                               2,660            155
                                                       ______________

Total Entertainment Software                                    155
_____________________________________________________________________

Fiduciary Banks - 1.7%
Northern Trust                                   960             74
State Street                                   1,650            134
                                                       ______________

Total Fiduciary Banks                                           208
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Investment Banker Broker - 2.6%
Goldman Sachs Group                              555   $        119
Morgan Stanley                                 1,495             79
Charles Schwab                                 4,660            119
                                                       ______________

Total Finance-Investment Banker Broker                          317
_____________________________________________________________________

Finance-Other Services - 2.7%
CME Group                                        175            120
IntercontinentalExchange*                        550            106
Nymex Holdings                                   720             96
                                                       --------------

Total Finance-Other Services                                    322
---------------------------------------------------------------------

Hotels & Motels - 0.6%
Marriott International, Cl A                   2,100             72
                                                       --------------

Total Hotels & Motels                                            72
---------------------------------------------------------------------

Independent Power Producer - 0.6%
NRG Energy*                                    1,760             76
                                                       ______________

Total Independent Power Producer                                 76
---------------------------------------------------------------------

Industrial Automation Robot - 1.1%
Rockwell Automation                            1,865            129
                                                       --------------

Total Industrial Automation Robot                               129
_____________________________________________________________________

Industrial Gases - 1.2%
Praxair                                        1,600            142
                                                       ______________

Total Industrial Gases                                          142
_____________________________________________________________________

Instruments-Scientific - 1.0%
Thermo Fisher Scientific*                      1,150             66
Waters*                                          650             51
                                                       --------------

Total Instruments-Scientific                                    117
---------------------------------------------------------------------

Insurance Brokers - 0.6%
AON                                            1,530             73
                                                       --------------

Total Insurance Brokers                                          73
---------------------------------------------------------------------

Internet Security - 0.4%
VeriSign*                                      1,130             42
                                                       --------------

Total Internet Security                                          42
---------------------------------------------------------------------

Investment Management Advisory Services - 3.1%
Blackrock                                        290             63
Franklin Resources                               980            112
T Rowe Price Group                             3,290            200
                                                       ______________

Total Investment Management
     Advisory Services                                          375
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Life Health Insurance - 1.0%
Aflac                                          1,930   $        121
                                                       --------------

Total Life Health Insurance                                     121
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.4%
Terex*                                           700             46
                                                       ______________

Total Machinery-Construction & Mining                            46
_____________________________________________________________________

Machinery-Farm - 1.4%
AGCO*                                            915             62
Deere                                          1,180            110
                                                       ______________

Total Machinery-Farm                                            172
_____________________________________________________________________

Medical Instruments - 0.5%
Intuitive Surgical*                              165             54
                                                       ______________

Total Medical Instruments                                        54
---------------------------------------------------------------------

Medical Products - 3.8%
Baxter International                           1,600             93
Becton Dickinson                               1,700            142
Johnson & Johnson                              2,100            140
Stryker                                        1,100             82
                                                       ______________

Total Medical Products                                          457
_____________________________________________________________________

Medical-Biomedical Genetic - 1.7%
Amgen*                                         2,275            106
Genentech*                                       800             54
Genzyme                                          690             51
                                                       --------------

Total Medical-Biomedical Genetic                                211
---------------------------------------------------------------------

Medical-Drugs - 3.2%
Abbott Laboratories                            2,160            121
Allergan                                       1,090             70
Merck & Co                                     2,500            145
Shire ADR                                        760             52
                                                       --------------

Total Medical-Drugs                                             388
_____________________________________________________________________

Medical-HMO - 0.8%
Aetna                                          1,765            102
                                                       --------------

Total Medical-HMO                                               102
_____________________________________________________________________

Multi-Line Insurance - 0.4%
American International Group                     860             50
                                                       --------------

Total Multi-Line Insurance                                       50
_____________________________________________________________________

Networking Products - 2.7%
Cisco Systems*                                12,240            331
                                                       ______________

Total Networking Products                                       331
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil & Gas Drilling - 0.8%
Diamond Offshore Drilling                        660       $     94
                                                       --------------

Total Oil & Gas Drilling                                         94
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.4%
Southwestern Energy*                           1,020             57
XTO Energy                                     2,118            109
                                                       --------------

Total Oil Companies-Exploration
& Production                                                    166
_____________________________________________________________________

Oil Companies-Integrated - 0.8%
Petroleo Brasileiro ADR                          820             94
                                                       --------------

Total Oil Companies-Integrated                                   94
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 2.2%
Cameron International*                         3,900            188
National Oilwell Varco*                        1,140             84
                                                       ______________

Total Oil Field Machinery & Equipment                           272
_____________________________________________________________________

Oil-Field Services - 2.5%
Halliburton                                    2,660            101
Schlumberger                                     870             86
Smith International                            1,600            118
                                                       --------------

Total Oil-Field Services                                        305
---------------------------------------------------------------------

Pharmacy Services - 1.3%
Express Scripts*                               1,235             90
Medco Health Solutions*                          710             72
                                                       --------------

Total Pharmacy Services                                         162
---------------------------------------------------------------------

Pipelines - 0.9%
Williams                                       3,020            108
                                                       ______________

Total Pipelines                                                 108
---------------------------------------------------------------------

Retail-Computer Equipment - 0.4%
GameStop, Cl A*                                  780             48
                                                       --------------

Total Retail-Computer Equipment                                  48
---------------------------------------------------------------------

Retail-Jewelry - 0.6%
Tiffany                                        1,680             77
                                                       --------------

Total Retail-Jewelry                                             77
---------------------------------------------------------------------

Retail-Restaurants - 1.2%
McDonald's                                     1,740            103
Yum! Brands                                    1,200             46
                                                       ______________

Total Retail-Restaurants                                        149
---------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Schools - 0.4%
Apollo Group*                                    750   $         53
                                                       ______________

Total Schools                                                    53
_____________________________________________________________________

Semiconductor Equipment - 0.7%
Applied Materials                              4,920             87
                                                       --------------

Total Semiconductor Equipment                                    87
_____________________________________________________________________

Software Tools - 0.3%
VMware, Cl A*                                    400             34
                                                       ______________

Total Software Tools                                             34
_____________________________________________________________________

Telephone-Integrated - 0.5%
AT&T                                           1,540             64
                                                       --------------

Total Telephone-Integrated                                       64
---------------------------------------------------------------------

Therapeutics - 0.8%
Gilead Sciences*                               2,220            102
                                                       --------------

Total Therapeutics                                              102
---------------------------------------------------------------------

Toys - 0.5%
Nintendo Co ADR                                  740             55
                                                       --------------

Total Toys                                                       55
---------------------------------------------------------------------

Transport-Rail - 0.5%
Union Pacific                                    460             58
                                                       --------------

Total Transport-Rail                                             58
---------------------------------------------------------------------

Web Portals/ISP - 3.5%
Google, Cl A*                                    610            422
                                                       --------------

Total Web Portals/ISP                                           422
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wireless Equipment - 1.8%
Nokia ADR                                      2,315   $         89
Qualcomm                                       3,300            130
                                                       --------------

Total Wireless Equipment                                        219
                                                       --------------

Total Common Stock (Cost $9,599)                             11,988
---------------------------------------------------------------------

Money Market Fund - 1.2%
Dreyfus Cash Management Fund,
   Institutional Class, 4.85% (A)            141,969            142
                                                       ______________

Total Money Market Fund (Cost $142)                             142
---------------------------------------------------------------------

Total Investments - 100.1% (Cost $9,741)                     12,130
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.1%)                       (5)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     12,125
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
ISP - Internet Service Provider
R&D - Research and Development
Ser - Series
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Old Mutual
                                                                                           Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                     $    9,741
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                    $   12,130
Receivable for Investment Securities Sold                                                                  72
Dividends and Interest Receivable                                                                          17
Receivable from Investment Advisor                                                                          9
Receivable for Capital Shares Sold                                                                          1
Other Assets                                                                                                4
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                      12,233
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable to Custodian                                                                                        6
Payable for Investment Securities Purchased                                                                48
Payable for Management Fees                                                                                 9
Payable for Capital Shares Redeemed                                                                        19
Payable for Trustees' Fees                                                                                  2
Accrued Expenses                                                                                           24
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                    108
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                         $   12,125
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 517,482
     outstanding shares of beneficial interest                                                     $   31,424
Undistributed Net Investment Income                                                                        14
Accumulated Net Realized Loss on Investments                                                          (21,702)
Net Unrealized Appreciation on Investments                                                              2,389
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                         $   12,125
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                           $    23.43
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Old Mutual
                                                                                           Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                     $      135
     Interest                                                                                               3
     Less: Foreign Taxes Withheld                                                                          (1)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                         137
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                      109
     Trustees' Fees                                                                                         8
     Custodian Fees                                                                                        38
     Professional Fees                                                                                     16
     Printing Fees                                                                                         26
     Transfer Agent Fees                                                                                   27
     Other Expense                                                                                         12
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                  236
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                           (109)
     Reimbursement of other Expenses by Advisor                                                            (4)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                    123
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                 14
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                                                     1,967
     Net Change in Unrealized Appreciation on Investments                                                 308
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                    2,275
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                              $    2,289
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Old Mutual
                                                                                                 Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1/1/07 to     1/1/06 to
                                                                                                   12/31/07      12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income                                                                         $     14     $      18
     Net Realized Gain on Investments                                                                 1,967         7,404
     Net Change in Unrealized Appreciation (Depreciation) on Investments                                308        (6,160)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                             2,289         1,262
------------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from:
     Net investment income                                                                              (18)            -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends                                                                                    (18)            -
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                      170           585
     Shares Issued upon Reinvestment of Dividends                                                        18             -
     Shares Redeemed                                                                                 (4,058)      (13,359)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                                 (3,870)      (12,774)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                    (1,599)      (11,512)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                               13,724        25,236
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                   $ 12,125     $  13,724
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                                $     14     $      18
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                        8            31
     Shares Issued upon Reinvestment of Dividends                                                         1             -
     Shares Redeemed                                                                                   (191)         (689)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                                (182)         (658)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,

                                          Net
           Net                       Realized and                                                                        Net
          Asset          Net          Unrealized                     Dividends       Distributions      Total           Asset
          Value,      Investment        Gains           Total         from Net          from          Dividends         Value,
        Beginning       Income         (Losses)          From        Investment        Capital           and             End
        of Period     (Loss) (1)     on Securities    Operations       Income           Gains        Distributions    of Period
--------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
2007     $19.62         $0.02            $3.82          $3.84         $(0.03)            $ -           $(0.03)          $23.43
2006      18.59          0.02             1.01           1.03              -               -                -            19.62
2005      17.78         (0.07)            0.88           0.81              -               -                -            18.59
2004      16.32         (0.04)            1.50           1.46              -               -                -            17.78
2003      12.44         (0.07)            3.95           3.88              -               -                -            16.32
--------------------------------------------------------------------------------------------------------------------------------


                                                   Ratio
                                                 of Expenses       Ratio
                                                 to Average       of Net
                      Net                        Net Assets     Investment
                     Assets,       Ratio        (Excluding        Income
                      End       of Expenses     Waivers and       (Loss)      Portfolio
         Total     of Period     to Average       Expense       to Average     Turnover
         Return      (000)       Net Assets     Reductions)     Net Assets       Rate
-----------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH PORTFOLIO
2007     19.60%     $12,125        0.96%           1.84%          0.11%        128.27%
2006      5.54%      13,724        0.96%           1.21%          0.08%        190.06%
2005      4.56%      25,236        1.10%           1.15%         (0.42)%        30.48%
2004      8.95%      31,850        1.10%           1.10%         (0.27)%        44.92%
2003     31.19%      32,357        1.06%           1.06%         (0.51)%        74.16%
--------------------------------------------------------------------------------------------------


(1) Per share amounts for the year are calculated based on average outstanding shares.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio (the "Large Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Large Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 82% and 17% of the outstanding shares of the Large Cap Growth Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Large Cap Growth Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

AS OF DECEMBER 31, 2007

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Large Cap Growth Portfolio as set forth in the table below.

                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                               $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                               less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                               $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
     Growth Portfolio          0.85%         0.80%         0.75%         0.70%         0.65%         0.60%          0.55%


Expense Limitation Agreement - In the interest of limiting expenses of the Large Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Large Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Large Cap Growth Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.96% of the Large Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense
Limitation Agreement, may be made when the Large Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Large Cap Growth Portfolio to exceed 0.96%. Consequently, no reimbursement by the Large Cap Growth Portfolio will be made unless: (i) the Large Cap Growth Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Portfolio's total annual operating expense ratio is less than 0.96%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Portfolio for which the Advisor may seek reimbursement was $55,327 (expiring December 31, 2009) and $112,526 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Large Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Large Cap Growth Portfolio, and the Advisor have entered into separate sub-advisory agreements (the "Sub-Advisory Agreements") with CastleArk Management, LLC ("CastleArk") and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Portfolio. Effective February 10, 2007, the Board appointed Ashfield Capital Partners, LLC ("Ashfield") as a co-sub-advisor to the Portfolio. Pursuant to an interim sub-advisory agreement approved by the Board, and subject to shareholder approval of a new investment advisory agreement with Ashfield, Ashfield assumed management of that portion of the Portfolio's assets that were previously managed by CastleArk. The new investment sub-advisory agreement became effective as of June 19, 2007. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each co-sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each co-sub-advisor are calculated as follows:

------------------------------------------------------------------------------------------------------------------------------------
                               $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                               less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                               $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap
     Growth Portfolio          0.50%         0.45%         0.40%         0.35%         0.30%         0.25%          0.20%

AS OF DECEMBER 31, 2007

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Portfolio for the year ended December 31, 2007, were $16,310,519 and $20,099,063, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Large Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2007.

The tax character of dividends declared during the year ended December 31, 2007 were $18,(000) of ordinary income. No dividends or distributions were declared during the year ended December 31, 2006.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):

Capital loss carryforwards expiring
     December 2009                                       $(8,472)
     December 2010                                       (13,159)
     December 2011                                           (58)
Undistributed Ordinary Income                                 14
Unrealized appreciation                                    2,376
                                                      -------------
                                                        $(19,299)
                                                      -------------

For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007, the Large Cap Growth Portfolio utilized $1,932(000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Large Cap Growth Portfolio for federal income tax purposes at December 31, 2007, were as follows:

                                                                   Net
                    Federal     Unrealized      Unrealized      Unrealized
                   Tax Cost    Appreciation    Depreciation    Appreciation
                    (000)         (000)           (000)           (000)
------------------------------------------------------------------------------
                    $9,754        $2,592          $(216)          $2,376


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Portfolio's growth style of investing, and the Large Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Portfolio may overweight certain industries within a sector, which may cause the Large Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Portfolio enters into various contracts that provide for general indemnifications. The Large Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Portfolio. However, based on experience, the Large Cap Growth Portfolio expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007

7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.

8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Val. Code ss.ss. 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Growth II Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Large Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Large Cap Growth Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                                  Annualized           Expenses
                                                            Beginning            Ending            Expense               Paid
                                                             Account             Account            Ratios              During
                                                              Value               Value          For the Six-          Six-Month
                                                              7/1/07            12/31/07         Month Period           Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                                $1,000.00           $1,104.20           0.96%               $5.09
     Hypothetical 5% Return                                  1,000.00            1,020.37           0.96%                4.89
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Large Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)


For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007

                                   Ordinary                             Dividends Qualifying        Qualified        Qualified
                                    Income             Total           For Corporate Dividends      Dividend         Interest
Fund                            Distributions      Distributions       Receivable Deduction (1)     Income (2)       Income (3)
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio          $18,307           $18,307                  87.81%                 88.88%           3.72%
------------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying   dividends  represent  dividends  which  qualify  for  corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions"

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconcialiation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of "Ordinary Income Distributions" that is exempt from U.S. withholding tax when paid to foreign investors.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)

TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.


------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------

  * Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------

  * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

 ** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.


The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.


------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------


  * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

 ** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

       Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

       Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net
       Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

       Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

       Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

       Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

       Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

       Old  Mutual  Large  Cap  Growth  Concentrated  Portfolio  - The  Trustees
       reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

       Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

       Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

       Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

       Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

       Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

       Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

       Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

       Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

       Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

       Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

       Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

       Senior  Officer's  Report - The Trustees noted that the Senior  Officer's
       Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

       Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.



















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-220 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund










                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Large Cap Growth Concentrated Portfolio

TABLE OF CONTENTS

About This Report                                                   2

Message to Shareholders                                             3

Management Overview                                                 4

Schedule of Investments                                             7

Statement of Assets & Liabilities                                  10

Statement of Operations                                            11

Statement of Changes in Net Assets                                 12

Financial Highlights                                               13

Notes to Financial Statements                                      14

Report of Independent Registered Public Accounting Firm            21

Proxy Voting and Portfolio Holdings                                22

Portfolio Expenses Example                                         23

Activities and Composition of the Board of
Trustees and Officers of the Trust                                 24

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                             27

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against specific securities indexes. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but do not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

Measures the performances of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also member of either the Russell 1000(R) Value or the Russell 2000 Value Indexes.

S & P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Turner  Investment  Partners,
Inc.


Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Large Cap Growth Concentrated Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index. The Portfolio gained 23.70%, while the Russell 1000(R) Growth Index gained 11.81%.

o Within the industrials, materials and health care sectors stock selection added value to Portfolio returns.

o Stock selection in consumer staples, an underweight relative to the benchmark in utilities and a relative overweight in telecommunication services detracted from the Portfolio's gains.

o Stocks such as Apple, Monsanto and SunPower contributed to performance, while Marriott International, VeriFone Holdings (no longer a Portfolio holding) and Time Warner Telecom (no longer a Portfolio holding) weighed on Portfolio returns.


Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2007, the Old Mutual Large Cap Growth Concentrated Portfolio (the "Portfolio") outperformed its benchmark, the Russell 1000(R) Growth Index. The Portfolio gained 23.70%, while the Russell 1000(R) Growth Index gained 11.81%.

Q.   What investment environment did the Portfolio face during the past year?

A. The period started out strong with growth stocks being propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve Board to lower interest rates in the first half of 2007. Despite considerable market volatility throughout the year, ongoing efforts by policymakers to contain the fallout from the sub-prime mortgage crisis were beginning to have an impact by year-end in Ashfield Capital Partners, LLC's ("Ashfield") view. Concerns have shifted from the effects on individual companies to the potential large-scale economic consequences. Overall, however, large-cap growth stocks outperformed their large-cap value counterparts during 2007 and most equity market indexes experienced gains in the mid-to-high single digits.

Q.   Which market factors influenced the Portfolio's relative performance?

A. The large-cap growth market favored managers that follow a disciplined approach to stock selection focused upon compelling stock fundamentals. Investors focused their attention on companies with strong earnings growth, reasonable valuations and with a history of efficient capital use during a weakening economy. As Turner Investment Partners, Inc. ("Turner") points out, it is ironic that growth stocks' return to favor appears to have been aided by an overall deceleration in earnings growth.

     Growth stocks outperformed value stocks for much of the year, aiding relative Portfolio performance. The slowing of corporate profits created a scarcity of earnings growth and investors were willing to pay a premium for growth - large-cap growth stocks in particular. Much of the highly sought-after growth came from non-US markets in which large-cap growth companies generally derive a larger share of their earnings than other U.S. investments. Large-cap growth companies were therefore not as sensitive to the decreasing value of the U.S. dollar or the general malaise of the U.S. economy.

Q.   How did composition affect Portfolio performance?

A. Stock selection contributed to the Portfolio's outperformance relative to the benchmark during the period. Within the industrials, materials and health care sectors stock selection added value to Portfolio returns. On the other side of the equation, stock selection in consumer staples, an underweight relative to the benchmark in utilities and a relative overweight in telecommunication services detracted from the Portfolio's gains.

     Stocks such as Apple, Monsanto and SunPower contributed to performance, while Marriott International, VeriFone Holdings (no longer a Portfolio holding) and Time Warner Telecom (no longer a Portfolio holding) weighed on Portfolio returns. Computer hardware company Apple posted solid earnings with iPod sales, the reintroduction of the iTV and the iPhone release in June. Agricultural product provider Monsanto raised guidance as a result of better than expected Roundup pricing, strong corn seed sales in Brazil and Argentina and a lower than anticipated tax rate. The company also announced a cross-licensing agreement with Dow Chemical for "SmartStax," the first-ever eight-gene stack in corn. SunPower engages in the design, development, manufacture and marketing of solar electric power products primarily in the United States, Germany, and Asia. With broader adoption in the United States and Europe, solar power is becomingly increasingly competitive and profitable. SunPower, a producer of solar panels, is evidence of this trend as the stock advanced, aided by business growth through acquisitions as well as a major contract with Hewlett-Packard.

Large Cap Growth
Concentrated Portfolio

     Concerns over an economic slowdown detracted from Marriott International's stock value as investors worried that the lodging company could be hurt by a slowdown in business travel. VeriFone Holdings engages in the design, marketing, and service of transaction automation systems that enable electronic payments between consumers, merchants and financial institutions. The company's stock lost value after management disclosed an earnings restatement. Turner was concerned with the impact to management's credibility, as well as the lack of earnings visibility, and decided to sell the Portfolio's holding. Managed voice and data networking solutions provider Time Warner Telecom reported earnings that were below expectations during the period and the company's stock lost value.

Q.   What is the investment outlook for the large-cap growth market?

A. Ashfield believes domestic earnings growth will slow in 2008, making companies with sustained earnings relatively more attractive and prolonging the recent popularity of large-cap growth stocks. Many large companies receive more than half of their profits from overseas and most have ready access to the credit markets because of their size and international scope. As the US economic situation potentially stabilizes, Ashfield believes these companies will provide market leadership.

     Turner also believes the shift to growth investing is in its early stages, since cycles of outperformance for both growth and value have tended to continue for multiyear periods. Growth's return to favor may help the stock market achieve another positive year in Turner's view. The most significant threats that Turner believes would impede a rising stock market in 2008 are accelerating inflation, an increase in unemployment and, most importantly, if the economy, which has been propped up by three Federal Reserve Board cuts in interest rates since September 2007, slips into a recession.


Top Ten Holdings
as of December 31, 2007


Google, Cl A                   4.2%
--------------------------------------
Intel                          4.0%
--------------------------------------
Monsanto                       3.8%
--------------------------------------
Cisco Systems                  3.6%
--------------------------------------
Apple                          3.5%
--------------------------------------
PepsiCo                        3.4%
--------------------------------------
Gilead Sciences                2.3%
--------------------------------------
Baxter International           2.3%
--------------------------------------
Jacobs Engineering Group       2.2%
--------------------------------------
Bunge                          2.2%
--------------------------------------
As a % of Total
Portfolio Investments         31.5%
--------------------------------------

                                                                Large Cap Growth
                                                          Concentrated Portfolio

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO - continued
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                              Annualized       Annualized       Annualized       Annualized
                                   Inception       1 Year       3 Year           5 Year           10 Year         Inception
                                     Date          Return       Return           Return           Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
Concentrated Portfolio              09/25/97       23.70%          12.22%          14.96%            8.13%            7.94%

Russell 1000(R) Growth Index        09/25/97       11.81%          8.68%           12.11%            3.83%            3.89%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Portfolio's performance is due to amounts received from class action settlements regarding prior fund holdings. Information about these performance results and the comparative indexes can be found on page 2.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current sub-advisors. In addition, prior to February 10, 2007, the Portfolio was managed by sub-advisors different that the Portfolio's current sub-advisors and the Portfolio's performance prior to these dates may not be indicative of how the Portfolio will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.08% and 0.89%, respectively.


Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Large Cap      Russell
                Growth         1000 (R)
                Concentrated   Growth
                Portfolio      Index
        ----------------------------------
        12/97    10,000        10,000
        12/98    16,252        13,871
        12/99    32,603        18,470
        12/00    24,821        14,328
        12/01    15,844        11,402
        12/02    10,879         8,223
        12/03    14,455        10,669
        12/04    15,454        11,341
        12/05    16,336        11,938
        12/06    17,657        13,021
        12/07    21,843        14,559



Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        31%
        Health Care                   13%
        Industrials                   13%
        Financials                    12%
        Energy                         8%
        Consumer Discretionary         7%
        Consumer Staples               7%
        Materials                      5%
        Telecommunication Services     2%
        Utilities                      2%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 99.5%
Agricultural Chemicals - 3.8%
Monsanto                                      21,960   $      2,453
                                                       --------------

Total Agricultural Chemicals                                  2,453
---------------------------------------------------------------------

Agricultural Operations - 2.2%
Bunge                                         12,310          1,433
                                                       ______________

Total Agricultural Operations                                 1,433
_____________________________________________________________________

Applications Software - 1.4%
Microsoft                                     25,800            919
                                                       --------------

Total Applications Software                                     919
_____________________________________________________________________

Auto-Cars/Light Trucks - 1.2%
Daimler                                        8,180            782
                                                       --------------

Total Auto-Cars/Light Trucks                                    782
_____________________________________________________________________

Beverages-Non-Alcoholic - 3.4%
PepsiCo                                       28,310          2,149
                                                       --------------

Total Beverages-Non-Alcoholic                                 2,149
_____________________________________________________________________

Casino Hotels - 1.1%
Las Vegas Sands*                               7,030            724
                                                       ______________

Total Casino Hotels                                             724
_____________________________________________________________________

Casino Services - 1.3%
International Game Technology                 18,900            830
                                                       ______________

Total Casino Services                                           830
_____________________________________________________________________

Cellular Telecommunications - 1.9%
Vimpel-Communications ADR                     29,890          1,243
                                                       --------------

Total Cellular Telecommunications                             1,243
---------------------------------------------------------------------

Computers - 5.7%
Apple*                                        11,370          2,252
Hewlett-Packard                               12,800            646
International Business Machines                7,220            780
                                                       --------------

Total Computers                                               3,678
_____________________________________________________________________

Computer Services - 1.0%
Cognizant Technology Solutions, Cl A*         19,800            672
                                                       --------------

Total Computer Services                                         672
---------------------------------------------------------------------

Consulting Services - 1.0%
Accenture, Cl A                               16,700            602
                                                       --------------

Total Consulting Services                                     1,274
---------------------------------------------------------------------

Cosmetics & Toiletries - 1.0%
Procter & Gamble                               9,100            668
                                                       --------------

Total Cosmetics & Toiletries                                    668
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Data Processing/Management - 2.6%
Fiserv*                                       12,200   $        677
MasterCard, Cl A                               4,520            973
                                                       --------------

Total Data Processing/Management                              1,650
---------------------------------------------------------------------

Diversified Manufacturing Operations - 5.9%
Danaher                                       10,100            886
General Electric                              15,700            582
Illinois Tool Works                           16,700            894
Siemens ADR                                    4,910            773
Textron                                        9,520            679
                                                       --------------

Total Diversified Manufacturing Operations                    3,814
---------------------------------------------------------------------

E-Commerce/Services - 1.1%
eBay*                                         20,800            690
                                                       --------------

Total E-Commerce/Services                                       690
---------------------------------------------------------------------

Electric-Integrated - 1.9%
Constellation Energy Group                    11,690          1,199
                                                       --------------

Total Electric-Integrated                                     1,199
---------------------------------------------------------------------

Electronic Components-Semiconductors - 5.4%
Intel                                         96,300          2,567
Texas Instruments                             26,500            885
                                                       ______________

Total Electronic Components-Semiconductors                    3,452
---------------------------------------------------------------------

Energy-Alternate Sources - 1.9%
Sunpower, Cl A*                                9,120          1,189
                                                       ______________

Total Energy-Alternate Sources                                1,189
---------------------------------------------------------------------

Engineering/R&D Services - 3.2%
Jacobs Engineering Group*                     15,035          1,438
McDermott International*                      10,000            590
                                                       ______________

Total Engineering/R&D Services                                2,028
_____________________________________________________________________

Entertainment Software - 0.9%
Electronic Arts*                               9,500            555
                                                       ______________

Total Entertainment Software                                    555
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 2.8%
Charles Schwab                                23,910            611
Goldman Sachs Group                            4,170            897
Morgan Stanley                                 5,900            313
                                                       ______________

Total Finance-Investment Banker/Broker                        1,821
_____________________________________________________________________

Finance-Other Services - 3.2%
CME Group                                      1,660          1,139
IntercontinentalExchange*                      4,710            907
                                                       --------------

Total Finance-Other Services                                  2,046
---------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED
PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Hotels & Motels - 1.3%
Marriott International, Cl A                  24,600   $        841
                                                       --------------

Total Hotels & Motels                                           841
---------------------------------------------------------------------

Industrial Gases - 1.1%
Praxair                                        7,700            683
                                                       --------------

Total Industrial Gases                                          683
---------------------------------------------------------------------

Insurance Brokers - 1.5%
AON                                           20,340            970
                                                       ______________

Total Insurance Brokers                                         970
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.5%
Franklin Resources                             8,480            970
T Rowe Price Group                            21,110          1,285
                                                       ______________

Total Investment Management/Advisory Services                 2,255
_____________________________________________________________________

Machinery-Farm - 2.3%
AGCO*                                          4,700            320
Deere                                         12,400          1,155
                                                       --------------

Total Machinery-Farm                                          1,475
---------------------------------------------------------------------

Medical Products - 4.7%
Baxter International                          24,880          1,444
Becton Dickinson                              10,500            878
Johnson & Johnson                              9,900            660
                                                       ______________

Total Medical Products                                        2,982
_____________________________________________________________________

Medical-Biomedical/Genetic - 0.8%
Amgen*                                        11,400            529
                                                       ______________

Total Medical-Biomedical/Genetic                                529
_____________________________________________________________________

Medical-Drugs - 3.3%
Abbott Laboratories                           17,050            957
Allergan                                      17,530          1,126
                                                       --------------

Total Medical-Drugs                                           2,083
_____________________________________________________________________

Medical-HMO - 1.2%
Aetna                                         13,100            756
                                                       --------------

Total Medical-HMO                                               756
_____________________________________________________________________

Multi-Line Insurance - 0.8%
American International Group                   8,400            490
                                                       --------------

Total Multi-Line Insurance                                      490
_____________________________________________________________________

Networking Products - 3.6%
Cisco Systems*                                85,950          2,327
                                                       --------------

Total Networking Products                                     2,327
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Integrated - 2.2%
Petroleo Brasileiro ADR                       12,150   $      1,400
                                                       --------------

Total Oil Companies-Integrated                                1,400
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 2.1%
Cameron International*                        27,780          1,337
                                                       --------------

Total Oil Field Machinery & Equipment                         1,337
---------------------------------------------------------------------

Oil-Field Services - 3.8%
Halliburton                                   26,000            986
Schlumberger                                   8,000            787
Smith International                            8,585            634
                                                       ______________

Total Oil-Field Services                                      2,407
_____________________________________________________________________

Pharmacy Services - 1.1%
Express Scripts*                               9,500            694
                                                       --------------

Total Pharmacy Services                                         694
---------------------------------------------------------------------

Retail-Jewelry - 0.8%
Tiffany                                       11,700            539
                                                       --------------

Total Retail-Jewelry                                            539
---------------------------------------------------------------------

Retail-Restaurants - 1.1%
Yum! Brands                                   18,470            707
                                                       ______________

Total Retail-Restaurants                                        707
---------------------------------------------------------------------

Semiconductor Equipment - 1.1%
Applied Materials                             40,050            711
                                                       ______________

Total Semiconductor Equipment                                   711
---------------------------------------------------------------------

Software Tools - 1.0%
VMware, Cl A*                                  7,220            614
                                                       ______________

Total Software Tools                                            614
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.0%
Corning                                       25,900            621
                                                       --------------

Total Telecommunications Equipment-Fiber Optics                 621
---------------------------------------------------------------------

Therapeutics - 2.3%
Gilead Sciences*                              32,000          1,472
                                                       --------------

Total Therapeutics                                            1,472
---------------------------------------------------------------------

Toys - 0.8%
Nintendo ADR                                   6,890            516
                                                       --------------

Total Toys                                                      516
---------------------------------------------------------------------

Web Portals/ISP - 4.2%
Google, Cl A*                                  3,900          2,697
                                                       --------------

Total Web Portals/ISP                                         2,697
                                                       --------------

Total Common Stock (Cost $51,786)                            63,703
---------------------------------------------------------------------

---------------------------------------------------------------------

Description                               Shares        Value (000)
---------------------------------------------------------------------

Money Market Fund - 0.9%
Dreyfus Cash Management Fund,
     Institutional Class 4.85% (A)           582,364   $        582
                                                       --------------

Total Money Market Fund (Cost $582)                             582
---------------------------------------------------------------------

Total Investments - 100.4% (Cost $52,368)                    64,285
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.4%)                     (244)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     64,041
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
ISP - Internet Service Provider
R&D - Research and Development
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, EXCLUDING SHARES)
AS OF DECEMBER 31, 2007


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                         Large Cap Growth
                                                                                                       Concentrated Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                              $  52,368
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                             $  64,285
Receivable from Investment Advisor                                                                                 27
Dividends and Interest Receivable                                                                                  65
Other Assets                                                                                                        5
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                              64,382
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable to Custodian                                                                                                7
Payable for Capital Shares Redeemed                                                                               192
Payable for Management Fees                                                                                        49
Payable for Trustees' Fees                                                                                          8
Accrued Expenses                                                                                                   85
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                            341
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  $  64,041
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 4,967,108
     outstanding shares of beneficial interest                                                              $ 256,100
Accumulated Net Realized Loss on Investments                                                                 (203,976)
Net Unrealized Appreciation on Investments                                                                     11,917
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  $  64,041
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                    $   12.89
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                         Large Cap Growth
                                                                                                       Concentrated Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                                $   544
     Interest                                                                                                      10
     Less: Foreign Taxes Withheld                                                                                  (6)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                                 548
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management fees                                                                                              575
     Trustee Fees                                                                                                  36
     Custodian Fees                                                                                                 7
     Professional Fees                                                                                             82
     Printing Fees                                                                                                 54
     Transfer Agent Fees                                                                                           27
     Other Expenses                                                                                                28
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                          809
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                                   (240)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                            569
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                                                          (21)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                                                             9,717
     Net Change in Unrealized Appreciation on Investments                                                       3,823
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                           13,540
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                         $13,519
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Old Mutual
                                                                                                         Large Cap Growth
                                                                                                       Concentrated Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    1/1/07 to        1/1/06 to
                                                                                                     12/31/07         12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Loss                                                                             $    (21)        $    (17)
     Net Realized Gain on Investments                                                                   9,717           19,557
     Net Change in Unrealized Appreciation (Depreciation) on Investments                                3,823          (13,660)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                              13,519            5,880
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                         34              201
     Shares Redeemed                                                                                  (17,076)         (20,086)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                                  (17,042)         (19,885)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                      (3,523)         (14,005)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                                 67,564           81,569
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                     $ 64,041         $ 67,564
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Net Investment Loss                                                                      $      -         $      -
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                          3               19
     Shares Redeemed                                                                                   (1,518)          (2,003)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                                (1,515)          (1,984)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,

                                           Net
                 Net                  Realized and                                                            Net
                Asset        Net       Unrealized                Dividends   Distributions     Total         Asset
                Value,   Investment       Gains         Total     from Net       from        Dividends       Value,
              Beginning    Income        (Losses)       From     Investment     Capital         and           End      Total
              of Period   (Loss)(1)   on Securities  Operations    Income        Gains     Distributions   of Period   Return
--------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
2007            $10.42     $    -         $2.47        $2.47         $-           $-            $-           $12.89    23.70%
2006              9.64          -          0.78         0.78          -            -             -            10.42     8.09%
2005              9.12      (0.07)         0.59         0.52          -            -             -             9.64     5.70%
2004              8.53      (0.04)         0.63         0.59          -            -             -             9.12     6.92%
2003              6.42      (0.05)         2.16         2.11          -            -             -             8.53    32.87%
--------------------------------------------------------------------------------------------------------------------------------



                                           Ratio
                                        of Expenses        Ratio
                                         to Average        of Net
                 Net                     Net Assets      Investment
                Assets,      Ratio       (Excluding        Income
                 End      of Expenses    Waivers and       (Loss)        Portfolio
              of Period    to Average      Expense       to Average      Turnover
                (000)      Net Assets    Reductions)     Net Assets        Rate
---------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED PORTFOLIO
2007           $ 64,041       0.89%         1.26%          (0.03)%        136.46%
2006             67,564       0.89%         1.08%          (0.02)%        204.90%
2005             81,569       1.14%         1.14%          (0.78)%         28.42%
2004            110,140       1.10%         1.10%          (0.44)%         50.45%
2003            153,640       1.09%         1.09%          (0.73)%         92.66%
---------------------------------------------------------------------------------------

(1) Per share amounts for the year are calculated based on average outstanding shares.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Portfolio (the "Large Cap Growth Concentrated Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Large Cap Growth Concentrated Portfolio and seven other funds: the Old Mutual Growth II Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Large Cap Growth Concentrated Portfolio is classified as a non-diversified management investment company. The financial statements for the Large Cap Growth Concentrated Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 90% of the outstanding shares of the Large Cap Growth Concentrated Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Large Cap Growth Concentrated Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and


     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Large Cap Growth Concentrated Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Large Cap Growth Concentrated Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2007

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Large Cap Growth Concentrated Portfolio as set forth in the table below.

                                                                  Management Fee Breakpoint Asset Thresholds
-----------------------------------------------------------------------------------------------------------------------------------
                                    $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than    to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                 $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
     Concentrated Portfolio       0.90%         0.85%         0.80%         0.75%         0.70%         0.65%         0.60%

Expense Limitation Agreement - In the interest of limiting expenses of the Large Cap Growth Concentrated Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Large Cap Growth Concentrated Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Large Cap Growth Concentrated Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.89% of the Large Cap Growth Concentrated Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, and other extraordinary expenses not incurred in the ordinary course of the Large Cap Growth Concentrated Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Large Cap Growth Concentrated Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Large Cap Growth
Concentrated   Portfolio   has  reached  a  sufficient   asset  size  to  permit
reimbursement to be made without causing the total annual operating expense ratio of the Large Cap Growth Concentrated Portfolio to exceed 0.89%. No reimbursement by the Large Cap Growth Concentrated Portfolio will be made unless: (i) the Large Cap Growth Concentrated Portfolio's assets exceed $75 million; (ii) the Large Cap Growth Concentrated Portfolio's total annual operating expense ratio is less than 0.89%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Large Cap Growth Concentrated Portfolio for which the Advisor may seek reimbursement was $140,177 (expiring December 31, 2009) and $239,514 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Large Cap Growth Concentrated Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Large Cap Growth Concentrated Portfolio, and the Advisor have entered into separate sub-advisory agreements (the "Sub-Advisory Agreements") with CastleArk Management, LLC ("CastleArk") and Turner Investment Partners, Inc. to provide co-sub-advisory services to the Large Cap Growth Concentrated Portfolio. Effective February 10, 2007, the Board appointed Ashfield Capital Partners, LLC ("Ashfield") as a co-sub-advisor to the Portfolio. Pursuant to an interim sub-advisory agreement approved by the Trust's Board of Trustees, and subject to shareholder approval of a new investment advisory agreement with Ashfield, Ashfield assumed management of that portion of the Portfolio's assets that were previously managed by CastleArk. The new investment sub-advisory agreement became effective as of June 19, 2007. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Large Cap Growth Concentrated Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees for each sub-advisor are calculated as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                    $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than    to less than  to less than  to less than  to less than  to less than  $2.0 billion
                                 $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth
     Concentrated Portfolio       0.55%         0.50%         0.45%         0.40%         0.35%         0.30%         0.25%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual
Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.


4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Large Cap Growth Concentrated Portfolio for the year ended December 31, 2007, were $86,581,724 and $103,560,213, respectively.


5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Large Cap Growth Concentrated Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AS OF DECEMBER 31, 2007


FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:

             Decrease                  Increase Undistributed Net
       Paid-in Capital (000)              Investment Income (000)
----------------------------------------------------------------------------
              $(21)                               $21
----------------------------------------------------------------------------


This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2007 and 2006, respectively.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):

Capital loss carryforwards expiring:
   December 2009                                          $(121,875)
   December 2010                                            (82,020)
Unrealized appreciation                                      11,836
                                                       --------------
                                                          $(192,059)
                                                       --------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007, the Large Cap Growth Concentrated Portfolio utilized $9,783
(000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Large Cap Growth Concentrated Portfolio for federal income tax purposes at December 31, 2007 were as follows:

                                                                     Net
              Federal          Unrealized        Unrealized       Unrealized
              Tax Cost        Appreciation      Depreciation     Appreciation
               (000)             (000)             (000)            (000)
-------------------------------------------------------------------------------
              $52,449           $13,510           $(1,674)         $11,836


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Large Cap Growth Concentrated Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Large Cap Growth Concentrated Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Large Cap Growth Concentrated Portfolio's growth style of investing, and the Large Cap Growth Concentrated Portfolio's returns may vary considerably from other equity funds using different investment styles.

Non-Diversified Portfolio Risk - The Large Cap Growth Concentrated Portfolio is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Large Cap Growth Concentrated Portfolio may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Large Cap Growth Concentrated Portfolio's NAV and total return than a diversified portfolio. The Large Cap Growth Concentrated Portfolio's share prices may also be more volatile than those of a diversified portfolio.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Large Cap Growth Concentrated Portfolio may overweight specific industries within certain sectors, which may cause the Large Cap Growth Concentrated Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Large Cap Growth Concentrated Portfolio enters into various contracts that provide for general indemnifications. The
Large Cap Growth Concentrated Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Large Cap Growth Concentrated Portfolio. However, based on experience, the Large Cap Growth Concentrated Portfolio expects the risk of loss to be remote.


7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.


8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Large Cap Growth Concentrated Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Old Mutual Large Cap Growth Concentrated Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Large Cap Growth
Concentrated Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Large Cap Growth Concentrated Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Large Cap Growth Concentrated Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Large Cap Growth Concentrated Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Large Cap Growth Concentrated Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Large Cap Growth Concentrated Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                        Annualized                 Expenses
                                             Beginning              Ending                Expense                    Paid
                                              Account              Account                Ratios                    During
                                               Value                Value               For the Six-               Six-Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $1,055.20               0.89%                     $4.61
     Hypothetical 5% Return                   1,000.00              1,020.72               0.89%                      4.53
------------------------------------------------------------------------------------------------------------------------------------

*  Expenses  are  equal  to  the  Large  Cap  Growth  Concentrated   Portfolio's
   annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)

TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------

 * Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------


 * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------



 * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.


Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.


Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


       Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-219 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund











                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Mid-Cap Portfolio

TABLE OF CONTENTS


About This Report                                                 2

Message to Shareholders                                           4

Management Overview                                               6

Schedule of Investments                                           9

Statement of Assets & Liabilities                                12

Statement of Operations                                          13

Statement of Changes in Net Assets                               14

Financial Highlights                                             15

Notes to Financial Statements                                    16

Report of Independent Registered Public Accounting Firm          23

Proxy Voting and Portfolio Holdings                              24

Portfolio Expenses Example                                       25

Notice to Shareholders                                           26

Activities and Composition of the Board of
Trustees and Officers of the Trust                               27

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                           30

ABOUT THIS REPORT

HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL MID-CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Mid-Cap Portfolio underperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 1.63%, while the benchmark returned 7.98% for the same period.

o During the period, the financials, consumer discretionary and utilities sectors contributed positively to the Portfolio's performance relative to the benchmark primarily due to stock selection.

o Detractors from relative performance at the sector level, primarily due to stock selection, included health care and industrials.

o The Portfolio's underweight in the energy sector also detracted from relative performance.


Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2007, the Old Mutual Mid-Cap Portfolio (the "Portfolio") underperformed its benchmark, the S&P MidCap 400 Index. The Portfolio gained 1.63%, while the benchmark returned 7.98% for the same period.

Q.   What investment environment did the Portfolio face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment, from Liberty Ridge Capital, Inc.'s ("Liberty Ridge") standpoint. First, sustained strength in emerging markets continued to attract investors and associated market segments (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the period. This led to outperformance of momentum-oriented strategies. Second, the downturn in the housing market and dislocation of the mortgage market caused a sharp increase in volatility in the latter half of 2007. The realization that there was trouble in the mortgage market was followed by a credit crunch that had (and continues to have) the potential to disrupt all markets. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets that fell short of their goal, but helped calm nerves temporarily. Credit and housing again took center stage at year-end and a number of large financial institutions saw dramatic decreases in the value of their portfolios, resulting in market declines and a series of CEO departures.Feelings appear to be mixed as to whether the credit and housing turmoil of 2007 foreshadows an economic slowdown in 2008. Overall, 2007 was a year where growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Though stock-specific factors, rather than macroeconomic themes, generally account for the Portfolio's relative results, a few more generalized factors also impacted performance during the period. These factors included stock price momentum and a faltering housing/credit market. Stock price momentum was a significant driver of performance during the period. Liberty Ridge analyzes near-term dynamics as part of its investment process, but the Portfolio had little exposure to the segments that were most rewarded by momentum; specifically companies with highly cyclical earnings streams and emerging market exposure. The Portfolio did, however, largely avoid exposure to the companies most directly exposed to the faltering housing and credit markets.

Q.   How did composition affect Portfolio performance?

A. During the period, the financials, consumer discretionary and utilities sectors contributed positively to the Portfolio's performance relative to the benchmark primarily due to stock selection. Detractors from relative performance at the sector level, primarily due to stock selection, included health care and industrials. The Portfolio's underweight in the energy sector also detracted from relative performance.

     At the individual stock level, independent power producer Reliant Energy, software company Citrix Systems and Indian mining company Sterlite Industries benefited the Portfolio's absolute performance during the period. Detractors from performance included airline US Airways Group, newsprint producer AbitibiBowater (no longer a Portfolio holding) and drug maker Angiotech Pharmaceuticals. Reliant Energy's stock performed well during the period, as heightened merger and acquisition activity, coupled with very strong cash flows across the sector, led to significant revaluation of all independent power producers. Citrix Systems benefited from unexpectedly strong execution from its core business. Sterlite Industries' stock increased in value after its initial public offering when the stock was undervalued relative to its peers with direct exposure to Indian infrastructure development.


Mid-Cap Portfolio

     Rising oil prices and concerns about the condition of the U.S. economy hurt portfolio detractor US Airways Group. AbitibiBowater's stock price declined as a strong Canadian dollar and weak market demand hurt the company's competitive position. Rising competition and delays in the launch of new products hurt Angiotech Pharmaceuticals' stock during the period.

Q.   What is the investment outlook for the mid-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment.Liberty Ridge focuses on finding companies that it believes are positioned for growth regardless of news headlines and believes a long-term perspective maximizes investment returns over time.

Top Ten Holdings as of December 31, 2007

Maxim Integrated Products                3.4%
------------------------------------------------
El Paso                                  2.4%
------------------------------------------------
Aspen Insurance Holdings                 2.4%
------------------------------------------------
Liberty Media - Interactive, Cl A        2.2%
------------------------------------------------
Pitney Bowes                             2.2%
------------------------------------------------
Hewitt Associates, Cl A                  2.2%
------------------------------------------------
Montpelier Re Holdings                   2.1%
------------------------------------------------
Medicines                                1.9%
------------------------------------------------
Lincare Holdings                         1.8%
------------------------------------------------
Expedia                                  1.8%
------------------------------------------------
As a % of Total Portfolio
Investments                             22.4%
------------------------------------------------



                                                               Mid-Cap Portfolio

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                               One             Annualized        Annualized        Annualized
                                          Inception            Year              3 Year            5 Year           Inception
                                            Date              Return             Return            Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio              11/30/98             1.63%              6.11%            13.78%             12.86%
S&P MidCap 400 Index                      11/30/98             7.98%             10.27%            16.20%             11.31%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.20% and 0.99%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                 Old Mutual
                 Mid-Cap     S&P MidCap
                 Portfolio   400 Index
        --------------------------------
        11/98     10,000      10,000
        12/98     11,100      11,208
        12/99     13,948      12,858
        12/00     17,919      15,109
        12/01     19,344      15,018
        12/02     15,735      12,838
        12/03     21,134      17,411
        12/04     25,119      20,281
        12/05     26,554      22,828
        12/06     29,526      25,183
        12/07     30,008      27,193



Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of November 30, 1998 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        28%
        Financials                    16%
        Consumer Discretionary        11%
        Health Care                   11%
        Industrials                   11%
        Energy                         7%
        Materials                      7%
        Cash Equivalent                6%
        Utilities                      2%
        Consumer Staples               1%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Common Stock - 96.7%
Aerospace/Defense-Equipment - 1.7%
DRS Technologies                                 450   $     24,422
Goodrich                                         250         17,653
                                                       ______________

Total Aerospace/Defense-Equipment                            42,075
_____________________________________________________________________

Airlines - 1.8%
Delta Air Lines*                               1,220         18,166
UAL*                                             370         13,194
US Airways Group*                              1,020         15,004
                                                       ______________

Total Airlines                                               46,364
_____________________________________________________________________

Applications Software - 3.1%
Citrix Systems*                                  860         32,689
Intuit*                                        1,470         46,467
                                                       ______________

Total Applications Software                                  79,156
_____________________________________________________________________

Chemicals-Specialty - 0.3%
Chemtura                                       1,220          9,516
                                                       ______________

Total Chemicals-Specialty                                     9,516
---------------------------------------------------------------------

Coal - 1.2%
Arch Coal                                        680         30,552
                                                       ______________

Total Coal                                                   30,552
---------------------------------------------------------------------

Communications Software - 0.8%
Avid Technology*                                 690         19,555
                                                       --------------

Total Communications Software                                19,555
---------------------------------------------------------------------

Containers-Paper/Plastic - 2.8%
Sealed Air                                     1,610         37,255
Sonoco Products                                1,050         34,314
                                                       ______________

Total Containers-Paper/Plastic                               71,569
---------------------------------------------------------------------

Data Processing/Management - 1.6%
Fiserv*                                          720         39,953
                                                       ______________

Total Data Processing/Management                             39,953
---------------------------------------------------------------------

Dialysis Centers - 0.5%
DaVita*                                          230         12,961
                                                       ______________

Total Dialysis Centers                                       12,961
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.8%
Dover                                            990         45,629
                                                       ______________

Total Diversified Manufacturing Operations                   45,629
---------------------------------------------------------------------

E-Commerce/Services - 4.2%
Expedia*                                       1,510         47,746
Liberty Media - Interactive, Cl A*             3,037         57,946
                                                       --------------

Total E-Commerce/Services                                   105,692
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 1.0%
Flextronics International*                     2,020   $     24,361
                                                       ______________

Total Electronic Components-Miscellaneous                    24,361
---------------------------------------------------------------------

Electronic Components-Semiconductors - 7.8%
Broadcom, Cl A*                                  950         24,833
DSP Group*                                     2,850         34,770
Fairchild Semiconductor International*         2,150         31,025
Qlogic*                                        2,680         38,056
Semtech*                                       2,220         34,454
SiRF Technology Holdings*                      1,350         33,926
                                                       --------------

Total Electronic Components-Semiconductors                  197,064
---------------------------------------------------------------------

Finance-Consumer Loans - 1.0%
First Marblehead                                 560          8,568
SLM                                              885         17,824
                                                       --------------

Total Finance-Consumer Loans                                 26,392
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 2.0%
Greenhill                                        120          7,978
Interactive Brokers Group, Cl A*               1,310         42,339
                                                       ______________

Total Finance-Investment Banker/Broker                       50,317
_____________________________________________________________________

Finance-Other Services - 1.6%
Asset Acceptance Capital                       2,140         22,277
MF Global*                                       570         17,938
                                                       --------------

Total Finance-Other Services                                 40,215
_____________________________________________________________________

Food-Wholesale/Distribution - 0.3%
United Natural Foods*                            280         8,882
                                                       --------------

Total Food-Wholesale/Distribution                            8,882
_____________________________________________________________________

Gas-Distribution - 0.8%
WGL Holdings                                     640         20,966
                                                       ______________

Total Gas-Distribution                                       20,966
_____________________________________________________________________

Hotels & Motels - 0.7%
Wyndham Worldwide                                764         18,000
                                                       ______________

Total Hotels & Motels                                        18,000
_____________________________________________________________________

Human Resources - 2.2%
Hewitt Associates, Cl A*                       1,460         55,903
                                                       ______________

Total Human Resources                                        55,903
_____________________________________________________________________

Independent Power Producer - 1.3%
Mirant*                                          594         23,154
Reliant Energy*                                  390         10,234
                                                       --------------

Total Independent Power Producer                             33,388
_____________________________________________________________________

OLD MUTUAL MID-CAP PORTFOLIO - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Industrial Automation/Robot - 0.7%
Cognex                                           930   $     18,740
                                                       --------------

Total Industrial Automation/Robot                            18,740
---------------------------------------------------------------------

Investment Companies - 0.5%
KKR Financial Holdings                           870         12,224
                                                       --------------

Total Investment Companies                                   12,224
---------------------------------------------------------------------

Investment Management/Advisory Services - 1.0%
Federated Investors, Cl B                        626         25,766
                                                       --------------

Total Investment Management/Advisory Services                25,766
---------------------------------------------------------------------

Linen Supply & Related Items - 1.3%
Cintas                                           989         33,250
                                                       --------------

Total Linen Supply & Related Items                           33,250
---------------------------------------------------------------------

Machinery-Print Trade - 0.5%
Zebra Technologies, Cl A*                        390         13,533
                                                       --------------

Total Machinery-Print Trade                                  13,533
---------------------------------------------------------------------

Medical Labs & Testing Services - 1.3%
MDS*                                             480          9,336
Quest Diagnostics                                409         21,636
                                                       --------------

Total Medical Labs & Testing Services                        30,972
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.3%
Invitrogen*                                      350         32,694
                                                       --------------

Total Medical-Biomedical/Genetic                             32,694
---------------------------------------------------------------------

Medical-Generic Drugs - 1.5%
Barr Pharmaceuticals*                            707         37,542
                                                       --------------

Total Medical-Generic Drugs                                  37,542
---------------------------------------------------------------------

Medical-Drugs - 1.7%
Angiotech Pharmaceuticals*                     3,180         11,066
Forest Laboratories*                             873         31,821
                                                       --------------

Total Medical-Drugs                                          42,887
---------------------------------------------------------------------

Medical-HMO - 1.3%
Magellan Health Services*                        710         33,107
                                                       --------------

Total Medical-HMO                                            33,107
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 1.9%
Lincare Holdings*                              1,360         47,818
                                                       --------------

Total Medical-Outpatient/Home Medical                        47,818
---------------------------------------------------------------------

Metal Processors & Fabricators - 1.3%
Haynes International*                            120          8,340
Sterlite Industries ADR*                         953         24,845
                                                       --------------

Total Metal Processors & Fabricators                         33,185
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Motion Pictures & Services - 0.7%
Macrovision*                                     990   $     18,147
                                                       --------------

Total Motion Pictures & Services                             18,147
---------------------------------------------------------------------

Multimedia - 0.6%
EW Scripps, Cl A                                 320         14,403
                                                      --------------

Total Multimedia                                             14,403
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 1.4%
Allied Waste Industries*                       3,156         34,779
                                                       --------------

Total Non-Hazardous Waste Disposal                           34,779
---------------------------------------------------------------------

Office Automation & Equipment - 2.3%
Pitney Bowes                                   1,520         57,821
                                                       --------------

Total Office Automation & Equipment                          57,821
---------------------------------------------------------------------

Oil & Gas Drilling - 0.9%
Rowan                                            600         23,676
                                                       --------------

Total Oil & Gas Drilling                                     23,676
---------------------------------------------------------------------

Oil-Field Services - 2.6%
Exterran Holdings*                               443         36,237
Helix Energy Solutions Group*                    744         30,876
                                                       --------------

Total Oil-Field Services                                     67,113
---------------------------------------------------------------------

Paper & Related Products - 1.0%
Smurfit-Stone Container*                       2,460         25,978
                                                       --------------

Total Paper & Related Products                               25,978
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 0.4%
Psychiatric Solutions*                           345         11,213
                                                       --------------

Total Physical Therapy/Rehabilitation Centers                11,213
---------------------------------------------------------------------

Pipelines - 2.5%
El Paso                                        3,680         63,440
                                                       ______________

Total Pipelines                                              63,440
_____________________________________________________________________

Platinum - 0.8%
Stillwater Mining*                             2,030         19,610
                                                       ______________

Total Platinum                                               19,610
_____________________________________________________________________

Printing-Commercial - 3.1%
RR Donnelley & Sons                              960         36,230
Valassis Communications*                       3,540         41,383
                                                       --------------

Total Printing-Commercial                                    77,613
---------------------------------------------------------------------

Property/Casualty Insurance - 0.8%
Progressive Corp                               1,030         19,735
                                                       ______________

Total Property/Casualty Insurance                            19,735
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Publishing-Books - 0.3%
Scholastic*                                      190   $      6,629
                                                       --------------

Total Publishing-Books                                        6,629
---------------------------------------------------------------------

Publishing-Newspapers - 1.0%
New York Times Co, Cl A                        1,520         26,646
                                                       --------------

Total Publishing-Newspapers                                  26,646
_____________________________________________________________________

Reinsurance - 8.1%
Allied World Assurance Holdings                  490         24,583
Aspen Insurance Holdings                       2,140         61,718
Everest Re Group                                 435         43,674
Montpelier Re Holdings                         3,170         53,922
Validus Holdings*                                820         21,304
                                                       --------------

Total Reinsurance                                           205,201
_____________________________________________________________________

REITs-Diversified - 0.8%
CapitalSource                                  1,090         19,173
                                                       ______________

Total REITs-Diversified                                      19,173
_____________________________________________________________________

REITs-Mortgage - 1.1%
Annaly Capital Management                      1,520         27,634
                                                       ______________

Total REITs-Mortgage                                         27,634
_____________________________________________________________________

Retail-Apparel/Shoe - 0.9%
Limited Brands                                 1,160         21,959
                                                       ______________

Total Retail-Apparel/Shoe                                    21,959
_____________________________________________________________________

Retail-Major Department Store - 0.4%
OfficeMax                                        520         10,743
                                                       ______________

Total Retail-Major Department Store                          10,743
---------------------------------------------------------------------

Retail-Pet Food & Supplies - 1.2%
PetSmart                                       1,297         30,518
                                                       ______________

Total Retail-Pet Food & Supplies                             30,518
_____________________________________________________________________

Retail-Restaurants - 0.4%
Cheesecake Factory*                              419          9,934
                                                       --------------

Total Retail-Restaurants                                      9,934
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 1.0%
New York Community Bancorp                     1,450         25,491
                                                       --------------

Total S&L/Thrifts-Eastern US                                 25,491
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 4.2%
Cypress Semiconductor*                           530         19,096
Maxim Integrated Products                      3,280         86,854
                                                       --------------

Total Semiconductor Components-
     Integrated Circuits                                    105,950
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value
---------------------------------------------------------------------

Semiconductor Equipment - 0.6%
Novellus Systems*                                570   $     15,715
                                                       --------------

Total Semiconductor Equipment                                15,715
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.3%
JDS Uniphase*                                  2,580         34,314
                                                       --------------

Total Telecommunications Equipment-
     Fiber Optics                                            34,314
---------------------------------------------------------------------

Telecommunications Services - 0.8%
Amdocs*                                       580            19,993
                                                       ______________

Total Telecommunications Services                            19,993
---------------------------------------------------------------------

Therapeutics - 2.9%
Medicines*                                    2,630          50,391
Warner Chilcott, Cl A*                        1,260          22,339
                                                       ______________

Total Therapeutics                                           72,730
---------------------------------------------------------------------

Transport-Equipment & Leasing - 0.4%
Aircastle                                     360             9,478
                                                       ______________

Total Transport-Equipment & Leasing                           9,478
---------------------------------------------------------------------

Wireless Equipment - 1.4%
RF Micro Devices*                             6,075          34,687
                                                       ______________

Total Wireless Equipment                                     34,687
                                                       --------------

Total Common Stock (Cost $2,313,613)                      2,450,551
---------------------------------------------------------------------

Money Market Fund - 5.6%
Dreyfus Cash Management Fund,
     Institutional Class 4.85% (A)           140,931        140,931
                                                       ______________

Total Money Market Fund (Cost $140,931)                     140,931
_____________________________________________________________________

Total Investments - 102.3% (Cost $2,454,544)              2,591,482
---------------------------------------------------------------------

Other Assets and Liabilities, Net (2.3%)                    (57,751)
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $  2,533,731
---------------------------------------------------------------------


* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
HMO - Health Maintenance Organization
REITs - Real Estate Investment Trusts
S&L - Savings and Loan


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Old Mutual
                                                                                                          Mid-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                               $  2,454,544
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                              $  2,591,482
Receivable for Investment Securities Sold                                                                          11,908
Dividends and Interest Receivable                                                                                   2,029
Receivable from Investment Advisor                                                                                  9,258
Receivable for Capital Shares Sold                                                                                    253
Other Assets                                                                                                        4,171
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                               2,619,101
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for Investment Securities Purchased                                                                        50,785
Payable for Management Fees                                                                                         2,070
Payable for Capital Shares Redeemed                                                                                 2,443
Payable for Trustees' Fees                                                                                            327
Accrued Expenses                                                                                                   29,745
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                             85,370
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                   $  2,533,731
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 421,447
     outstanding shares of beneficial interest                                                               $  1,563,863
Accumulated Net Realized Gain on Investments                                                                      832,930
Net Unrealized Appreciation on Investments                                                                        136,938
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                   $  2,533,731
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                     $       6.01
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Old Mutual
                                                                                                          Mid-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                              $     30,380
     Interest                                                                                                      3,389
     Less: Foreign Tax Withheld                                                                                      (44)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                                 33,725
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management fees                                                                                              40,907
     Trustees' Fees                                                                                                3,654
     Custodian Fees                                                                                               18,824
     Professional Fees                                                                                             2,674
     Printing Fees                                                                                                20,354
     Transfer Agent Fees                                                                                          26,554
     Other Expenses                                                                                               11,957
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                         124,924
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                                   (40,907)
     Reimbursement of Other Expenses by Advisor                                                                  (41,393)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                            42,624
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                                                          (8,899)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain on Investments                                                                          1,384,893
     Net Change in Unrealized Appreciation on Investments                                                     (1,028,598)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                             356,295
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                       $    347,396
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual
                                                                                              Mid-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         1/1/07 to          1/1/06 to
                                                                                         12/31/07           12/31/06*
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss                                                                  $     (8,899)     $     (92,769)
   Net Realized Gain on Investments                                                        1,384,893         11,272,500
   Net Change in Unrealized Appreciation (Depreciation) on Investments                    (1,028,598)        (6,874,501)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations                                      347,396          4,305,230
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
   Net Investment Income                                                                           -           (129,176)
   Net Realized Gains from Security Transactions                                          (3,920,280)        (2,423,791)
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                                      (3,920,280)        (2,552,967)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued                                                                             867,270          3,980,981
   Shares Issued upon Reinvestment of Distributions                                        3,920,280          2,552,982
   Shares Redeemed                                                                        (4,253,051)       (57,558,340)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions                534,499        (51,024,377)
------------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets                                                           (3,038,385)       (49,272,114)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Year                                                                       5,572,116         54,844,230
------------------------------------------------------------------------------------------------------------------------------------
   End of Year                                                                          $  2,533,731      $   5,572,116
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Net Investment Loss                                                         $          -      $           -
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Shares Issued                                                                             128,138            231,277
   Reinvestment of Distributions                                                             631,285            159,560
   Shares Redeemed                                                                          (655,496)        (3,360,114)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                                             103,927         (2,969,277)
------------------------------------------------------------------------------------------------------------------------------------


* Prior period figures have been adjusted to conform to current period presentation.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,




          Net                               Net
         Asset                         Realized and                                                                      Net
         Value,          Net            Unrealized                     Dividends     Distributions       Total          Asset
       Beginning      Investment          Gains             Total       from Net         from          Dividends        Value,
       of Period        Income           (Losses)           From       Investment       Capital           and            End
                      (Loss)(1)        on Securities      Operations     Income          Gains         Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID - CAP PORTFOLIO
2007     $17.55        $(0.01)            $ 0.69            $ 0.68      $    -        $(12.22)          $(12.22)        $ 6.01
2006      16.69         (0.03)              1.81              1.78       (0.05)         (0.87)            (0.92)         17.55
2005      17.10          0.04               0.88              0.92           -          (1.33)            (1.33)         16.69
2004      14.64         (0.04)              2.76              2.72           -          (0.26)            (0.26)         17.10
2003      10.90         (0.03)              3.77              3.74           -              -                 -          14.64
----------------------------------------------------------------------------------------------------------------------------------



                                                  Ratio
                                                of Expenses         Ratio
                                                to Average         of Net
                                                Net Assets       Investment
                      Net           Ratio       (Excluding         Income
                     Assets,     of Expenses    Waivers and        (Loss)        Portfolio
         Total        End         to Average      Expense         to Average     Turnover
         Return    of Period (2)  Net Assets    Reductions)       Net Assets       Rate
---------------------------------------------------------------------------------------------
OLD MUTUAL MID - CAP PORTFOLIO
2007      1.63%   $ 2,533,731       0.99%         2.90%            (0.21)%        152.54%
2006     11.19%     5,572,116       0.99%         1.20%            (0.19)%        152.62%
2005      5.71%    54,844,230       1.17%         1.17%             0.25%          89.06%
2004     18.86%    46,766,261       1.17%         1.17%            (0.26)%        123.19%
2003     34.31%    30,859,104       1.20%         1.23%            (0.24)%        147.82%
---------------------------------------------------------------------------------------------


(1) Per share amounts for the year are calculated based on average outstanding shares.

(2) Prior period figures have been adjusted to conform to current period presentation.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio (the "Mid-Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Mid-Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Mid-Cap Portfolio is classified as a diversified management investment company. The financial statements for the Mid-Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007 44% and 53% of the outstanding shares of the Mid-Cap Portfolio were held by the separate accounts of two participating insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Mid-Cap Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date. The Portfolio utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for Federal income tax purposes.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Mid-Cap Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference

AS OF DECEMBER 31, 2007

between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Mid-Cap Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

Prior  period   figures  have  been  adjusted  to  conform  to  current   period
presentation.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Mid-Cap Portfolio as set forth in the table below.

                                                   Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio    0.95%         0.90%         0.85%         0.80%         0.75%         0.70%          0.65%

Expense Limitation Agreement - In the interest of limiting expenses of the Mid-Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Mid-Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Mid-Cap Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.99% of the Mid-Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Mid-Cap Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Mid-Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Mid-Cap Portfolio to exceed 0.99%. No reimbursement by the Mid-Cap Portfolio will be made unless: (i) the Mid-Cap Portfolio's assets exceed $75 million; (ii) the Mid-Cap Portfolio's total annual operating expense ratio is less than 0.99%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Mid-Cap Portfolio for which the Advisor may seek reimbursement was $102,556 (expiring December 31, 2009) and $82,300 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Mid-Cap Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Mid-Cap Portfolio, and the Advisor have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Liberty Ridge to provide co-sub-advisory services to the Mid-Cap Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Mid-Cap Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:


                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio    0.60%         0.55%         0.50%         0.45%         0.40%         0.35%          0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank. N.A. served as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Mid-Cap Portfolio for the year ended December 31, 2007, were $6,204,167 and $9,595,726, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Mid-Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AS OF DECEMBER 31, 2007


FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities and were classified to/from the following accounts:

        Increase Undistributed Net              Decrease Accumulated
            Investment Income                    Net Realized Gain
--------------------------------------------------------------------------------
                 $8,899                               $(8,899)
--------------------------------------------------------------------------------

This reclassification had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2007 and December 31, 2006 were as follows:


                    Ordinary                Long-Term
                     Income               Capital Gains              Total
--------------------------------------------------------------------------------
2007               $3,506,305               $  413,975            $3,920,280
2006               $1,323,709*              $1,229,258*           $2,552,967*
--------------------------------------------------------------------------------

* Prior period figures have been adjusted to conform to current period presentation.

As of December 31, 2007, the components of distributable earning/(accumulated losses) were as follows:


Undistributed ordinary income                           $447,728
Undistributed Long-Term Capital Gain                     516,189
Post October Loss                                        (34,702)
Unrealized appreciation                                   40,648
                                                    ----------------
                                                        $969,863
                                                    ----------------

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Mid-Cap Portfolio for federal income tax purposes at December 31, 2007 were as follows:

                                                                       Net
                       Federal       Unrealized      Unrealized     Unrealized
                      Tax Cost      Appreciation    Depreciation   Appreciation
--------------------------------------------------------------------------------
                     $2,550,834       $267,931       $(227,283)      $40,648


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Mid-Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Mid-Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small and Mid-Size Company Risk - The Mid-Cap Portfolio primarily invests in mid-sized companies and also may invest in smaller companies. While small-sized companies, and to an extent mid-sized companies, may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Mid-Cap Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Mid-Cap Portfolio may overweight certain industries within a sector, which may cause the Mid-Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Mid-Cap Portfolio enters into various contracts that provide for general indemnifications. The Mid-Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Mid-Cap Portfolio. However, based on experience, the Mid-Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.

8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Mid-Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Old Mutual Mid-Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Mid-Cap Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Mid-Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Mid-Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Mid-Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Mid-Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Mid-Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                        Annualized
                                                                                          Expense              Expenses
                                            Beginning               Ending                Ratios                 Paid
                                             Account               Account                For the               During
                                              Value                 Value                Six-Month             Six-Month
                                             7/1/07                12/31/07               Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                $1,000.00             $  933.20               0.99%                 $4.82
     Hypothetical 5% Return                  1,000.00              1,020.21               0.99%                  5.04
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Mid-Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (UNAUDITED)


For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007

                            Ordinary            Long-term                               Dividends Qualifying       Qualified
                             Income            Capital Gain          Total             For Corporate Dividends      Dividend
Fund                      Distributions       Distributions      Distributions         Receivable Deduction (1)    Income (2)
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Portfolio          $3,506,305           $413,975           $3,920,280                   33.98%               38.27%
--------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconcialiation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
- As of December 31, 2007 (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.


------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------


* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------


* Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------


* The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.


     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com


This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-221 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund










                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Select Value Portfolio

TABLE OF CONTENTS


About This Report                                                    2

Message to Shareholders                                              3

Management Overview                                                  4

Schedule of Investments                                              7

Statement of Assets & Liabilities                                    8

Statement of Operations                                              9

Statement of Changes in Net Assets                                  10

Financial Highlights                                                11

Notes to Financial Statements                                       12

Report of Independent Registered Public Accounting Firm             19

Proxy Voting and Portfolio Holdings                                 20

Portfolio Expenses Example                                          21

Notice to Shareholders                                              22

Activities and Composition of the Board of

Trustees and Officers of the Trust                                  23

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                              26

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:


I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

OLD MUTUAL SELECT VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.

Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Select Value Portfolio returned 5.52%, outperforming the 5.49% return posted by the S&P 500 Index.

o    During the period,  stock selection in the materials and financial  sectors
     and  an  underweight   position  in  consumer   discretionary   contributed
     positively to the Portfolio's performance relative to the benchmark.

o Detractors from relative performance at the sector level, primarily due to stock selection, included health care, consumer staples and energy.

o At the individual stock level, Indian mining company Sterlite Industries, software company Microsoft and insurance-based conglomerate Berkshire Hathaway benefited the Portfolio's absolute performance during the period.

o Cable operator Comcast, insurance provider American International Group and investment bank Morgan Stanley detracted from performance.

Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2007, the Old Mutual Select Value Portfolio (the "Portfolio") returned 5.52%, outperforming the 5.49% return posted by the S&P 500 Index.

Q.   What investment environment did the Portfolio face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment, from Liberty Ridge Capital, Inc.'s ("Liberty Ridge") standpoint. First, sustained strength in emerging markets continued to attract investors and associated market segments (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced steadfast interest throughout the period. This led to outperformance of momentum-oriented strategies. Second, the downturn in the housing market and dislocation of the mortgage market caused a sharp increase in volatility in the latter half of 2007. The realization that there was trouble in the mortgage market was followed by a credit crunch that had (and continues to have) the potential to disrupt all markets. In mid-September the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets that fell short of their goal, but helped calm nerves temporarily. Credit and housing again took center stage at year-end and a number of large financial institutions saw dramatic decreases in the value of their portfolios, resulting in market declines and a series of CEO departures. Feelings appear to be mixed as to whether the credit and housing turmoil of 2007 foreshadows an economic slowdown in 2008. Overall, 2007 was a year where growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Though stock-specific factors, rather than macroeconomic themes, generally account for the Portfolio's relative results; a few more generalized factors also impacted performance during the period. These factors included stock price momentum and a faltering housing/credit market. Stock price momentum was a significant driver of performance during the period. Liberty Ridge analyzes near-term dynamics as part of its investment process, but the Portfolio unfortunately had little exposure to the segments that were most rewarded by momentum, specifically companies with highly cyclical earnings streams and emerging market exposure. The Portfolio did, however, largely avoid exposure to the companies most directly exposed to the faltering housing and credit markets.

Q.   How did composition affect Portfolio performance?

A. During the period, stock selection in the materials and financials sectors and an underweight position in consumer discretionary contributed positively to the Portfolio's performance relative to the benchmark. Detractors from relative performance at the sector level, primarily due to stock selection, included health care, consumer staples and energy.


Select Value Portfolio

Top Ten Holdings
as of December 31, 2007

Microsoft                              6.1%
----------------------------------------------
Maxim Integrated Products              5.7%
----------------------------------------------
American International Group           5.5%
----------------------------------------------
General Electric                       5.0%
----------------------------------------------
El Paso                                4.8%
----------------------------------------------
Pfizer                                 4.6%
----------------------------------------------
BP ADR                                 4.6%
----------------------------------------------
Medtronic                              4.6%
----------------------------------------------
General Mills                          4.4%
----------------------------------------------
Walgreen                               4.4%
----------------------------------------------
As a % of Total
Portfolio Investments                 49.7%
----------------------------------------------


     At the individual stock level, Indian mining company Sterlite Industries, software company Microsoft and insurance-based conglomerate Berkshire Hathaway benefited the Portfolio's absolute performance during the period. Detractors from performance included cable operator Comcast, insurance provider American International Group and investment bank Morgan Stanley. Sterlite Industries' stock increased in value after its initial public offering when the stock was undervalued relative to its peers with direct exposure to Indian infrastructure development. Microsoft benefited from strong core business performance and surging profits in entertainment. Rising profitability in the insurance business and opportunistic portfolio purchases helped Berkshire Hathaway during the period. Comcast was hurt by slowing revenue growth and increased competition from other telephone companies. Exposure to the sub-prime credit market detracted from American International Group and Morgan Stanley's performance during the period.

Q.   What is the investment outlook for the large-cap stock market?

A. As always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes are positioned for growth regardless of news headlines and believes a long-term perspective maximizes investment returns over time.


                                                          Select Value Portfolio

OLD MUTUAL SELECT VALUE PORTFOLIO - concluded
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                          Inception     1 Year         3 Year          5 Year          10 Year         Inception
                                            Date        Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio         10/28/97       5.52%         11.51%           11.03%           8.58%           8.87%
S&P 500 Index                             10/28/97       5.49%          8.62%           12.83%           5.91%           6.90%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Portfolio's performance is due to amounts received from class action settlements regarding prior fund holdings. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 0.96% and 0.94%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                 Old Mutual
                 Select Value    S&P 500
                 Portfolio       Index
        --------------------------------
        12/97     10,000          10,000
        12/98     13,796          12,858
        12/99     15,022          15,563
        12/00     17,708          14,146
        12/01     18,013          12,465
        12/02     13,497           9,710
        12/03     15,966          12,495
        12/04     16,422          13,855
        12/05     17,162          14,536
        12/06     21,579          16,832
        12/07     22,770          17,756


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        17%
        Financials                    17%
        Consumer Staples              16%
        Energy                        13%
        Health Care                   13%
        Materials                      9%
        Industrials                    9%
        Utilities                      3%
        Cash Equivalent                2%
        Consumer Discretionary         1%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 97.9%
Applications Software - 6.1%
Microsoft                                     58,215         $ 2,073
                                                        -------------

Total Applications Software                                    2,073
---------------------------------------------------------------------

Cable TV - 1.5%
Comcast, Special Cl A*                        27,775             503
                                                        -------------

Total Cable TV                                                   503
---------------------------------------------------------------------

Chemicals-Diversified - 4.1%
E.I. du Pont de Nemours                       31,398           1,384
                                                        -------------

Total Chemicals-Diversified                                    1,384
---------------------------------------------------------------------

Computers-Memory Devices - 2.2%
EMC*                                          40,053             742
                                                        -------------

Total Computers-Memory Devices                                   742
---------------------------------------------------------------------

Diversified Manufacturing Operations - 8.8%
3M                                            15,125           1,275
General Electric                              45,660           1,693
                                                        -------------

Total Diversified Manufacturing Operations                     2,968
---------------------------------------------------------------------

Electric-Integrated - 2.7%
Dominion Resources                            19,538             927
                                                        -------------

Total Electric-Integrated                                        927
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.7%
Texas Instruments                             27,900             932
                                                        -------------

Total Electronic Components-Semiconductors                       932
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 5.8%
JPMorgan Chase                                28,302           1,235
Morgan Stanley                                13,873             737
                                                        _____________

Total Finance-Investment Banker/Broker                         1,972
_____________________________________________________________________

Food-Miscellaneous/Diversified - 7.6%
General Mills                                 26,339           1,501
Kraft Foods, Cl A                             33,000           1,077
                                                        -------------

Total Food-Miscellaneous/Diversified                           2,578
---------------------------------------------------------------------

Medical Instruments - 4.6%
Medtronic                                     30,700           1,543
                                                        _____________

Total Medical Instruments                                      1,543
_____________________________________________________________________

Medical-Drugs - 8.6%
Pfizer                                        68,838           1,565
Wyeth                                         30,638           1,354
                                                        -------------

Total Medical-Drugs                                            2,919
---------------------------------------------------------------------

Metal Processors & Fabricators - 1.7%
Sterlite Industries ADR*                      21,600             563
                                                        _____________

Total Metal Processors & Fabricators                             563
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Metal-Aluminum - 3.7%
Alcoa                                         34,100         $ 1,246
                                                        _____________

Total Metal-Aluminum                                           1,246
_____________________________________________________________________

Multi-Line Insurance - 5.4%
American International Group                  31,628           1,844
                                                        _____________

Total Multi-Line Insurance                                     1,844
_____________________________________________________________________

Oil Companies-Integrated - 8.2%
BP ADR                                        21,222           1,553
ConocoPhillips                                13,685           1,208
                                                        -------------

Total Oil Companies-Integrated                                 2,761
---------------------------------------------------------------------

Pipelines - 4.8%
El Paso                                       94,676           1,632
                                                        -------------

Total Pipelines                                                1,632
---------------------------------------------------------------------

Property/Casualty Insurance - 1.6%
Travelers                                      9,809             528
                                                        _____________

Total Property/Casualty Insurance                                528
_____________________________________________________________________

Reinsurance - 3.8%
Berkshire Hathaway, Cl A*                          9           1,275
                                                        _____________

Total Reinsurance                                              1,275
_____________________________________________________________________

Retail-Discount - 4.0%
Wal-Mart Stores                               28,802           1,369
                                                        _____________

Total Retail-Discount                                          1,369
_____________________________________________________________________

Retail-Drug Store - 4.4%
Walgreen                                      38,863           1,480
                                                        _____________

Total Retail-Drug Store                                        1,480
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 5.6%
Maxim Integrated Products                     72,004           1,907
                                                        _____________

Total Semiconductor Components-Integrated Circuits             1,907
                                                        -------------

Total Common Stock (Cost $29,755)                             33,146
---------------------------------------------------------------------

Money Market Fund - 1.8%
Dreyfus Cash Management Fund,
     Institutional Class, 4.85% (A)          597,337             597
                                                        -------------

Total Money Market Fund (Cost $597)                              597
---------------------------------------------------------------------

Total Investments - 99.7% (Cost $30,352)                      33,743
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                         113
_____________________________________________________________________

Total Net Assets - 100.0%                                    $33,856
_____________________________________________________________________

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual
                                                                                           Select Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                   $ 30,352
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                  $ 33,743
Receivable for Investments Sold                                                                       134
Dividends and Interest Receivable                                                                      58
Receivable from Investment Advisor                                                                     11
Other Assets                                                                                            5
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                  33,951
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable to Custodian                                                                                   11
Payable for Management Fees                                                                            22
Payable for Capital Shares Redeemed                                                                     2
Payable for Trustees' Fees                                                                              5
Accrued Expenses                                                                                       55
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                 95
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                       $ 33,856
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 1,840,580
   outstanding shares of beneficial interest                                                     $ 87,015
Undistributed Net Investment Income                                                                   534
Accumulated Net Realized Loss on Investments                                                      (57,084)
Net Unrealized Appreciation on Investments                                                          3,391
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                       $ 33,856
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                         $  18.39
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual
                                                                                           Select Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                  $   926
     Interest                                                                                        22
     Less: Foreign Taxes Withheld                                                                    (4)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                   944
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management fees                                                                                326
     Trustees' Fees                                                                                  25
     Custodian Fees                                                                                   4
     Professional Fees                                                                               54
     Printing Fees                                                                                   34
     Transfer Agent Fees                                                                             26
     Other Expenses                                                                                  21
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                            490
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                      (82)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                              408
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                          536
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate(1)                                                        2
     Net Realized Gain from Investment Transactions                                               5,428
     Net Change in Unrealized Appreciation on Investments                                        (3,537)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                              1,893
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                           $ 2,429
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Old Mutual
                                                                                                   Select Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1/1/07 to     1/1/06 to
                                                                                                   12/31/07      12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income                                                                         $    536     $    517
     Net Increase from Payment by Affiliate(1)                                                            2            -
     Net Realized Gain on Investments                                                                 5,428        6,335
     Net Change in Unrealized Appreciation (Depreciation) on Investments                             (3,537)       4,346
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                             2,429       11,198
------------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from:
     Net Investment Income                                                                             (517)        (729)
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends                                                                                   (517)        (729)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                      716        1,461
     Shares Issued upon Reinvestment of Dividends                                                       517          729
     Shares Redeemed                                                                                (15,912)     (17,527)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                                (14,679)     (15,337)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                   (12,767)      (4,868)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                               46,623       51,491
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                   $ 33,856     $ 46,623
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                                $    534     $    515
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                       40           90
     Shares Issued upon Reinvestment of Distributions                                                    28           47
     Shares Redeemed                                                                                   (871)      (1,107)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                                (803)        (970)
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,

                                          Net
           Net                       Realized and
          Asset          Net          Unrealized                     Dividends       Distributions      Total           Net
          Value,      Investment        Gains           Total         from Net          from          Dividends      Asset Value,
        Beginning       Income         (Losses)          From        Investment        Capital           and             End
        of Period     (Loss) (1)     on Securities    Operations       Income           Gains        Distributions    of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SELECT VALUE PORTFOLIO
2007     $17.64         $0.23            $0.74#         $0.97         $(0.22)            $ -           $(0.22)          $18.39
2006      14.25          0.16             3.47           3.63          (0.24)              -            (0.24)           17.64
2005      13.91          0.18             0.44           0.62          (0.28)              -            (0.28)           14.25
2004      13.83          0.21             0.17           0.38          (0.30)              -            (0.30)           13.91
2003      12.00          0.35             1.81           2.16          (0.33)              -            (0.33)           13.83
----------------------------------------------------------------------------------------------------------------------------------



                                                     Ratio
                                                  of Expenses
                                                  to Average     Ratio of Net
                                                  Net Assets     Investment
                       Net           Ratio        (Excluding        Income
                    Assets, End   of Expenses     Waivers and       (Loss)      Portfolio
          Total     of Period      to Average       Expense       to Average     Turnover
          Return      (000)        Net Assets     Reductions)     Net Assets       Rate
------------------------------------------------------------------------------------------------
OLD MUTUAL SELECT VALUE PORTFOLIO
2007      5.52%#     $33,856        0.94%           1.13%         1.23%           86.33%
2006     25.74%       46,623        0.94%           0.96%         1.05%           79.56%
2005      4.51%       51,491        0.96%           0.96%         1.28%           71.77%
2004      2.85%       64,049        0.92%           0.92%         1.52%          110.53%
2003     18.29%       94,035        0.90%           0.90%         1.53%          224.47%
------------------------------------------------------------------------------------------------

(1) Per share amounts for the year are calculated based on average outstanding shares.
(#) Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007


1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Select Value Portfolio (the "Select Value Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Select Value Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Small Cap Growth Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Select Value Portfolio is classified as a diversified management investment company. The financial statements for the Select Value Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 91% of the outstanding shares of the Select Value Portfolio were held by the separate accounts of one participating insurance companies.


2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Select Value Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Select Value Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Select Value Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the six-month period ended December 31, 2007, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2007


3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Select Value Portfolio as set forth in the table below.

                                                   Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
  Value Portfolio               0.75%         0.70%         0.65%         0.60%         0.55%         0.50%          0.45%


Expense Limitation Agreement - In the interest of limiting expenses of the Select Value Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Select Value Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Select Value Portfolio to the extent necessary to limit the total annual operating expenses to no more than 0.94% of the Select Value Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary course of the Select Value Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Select Value Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Select Value Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Select Value Portfolio to exceed 0.94%. No reimbursement by the Select Value Portfolio will be made unless: (i) the Select Value Portfolio's assets exceed $75 million; (ii) the Select Value Portfolio's total annual operating expense ratio is less than 0.94%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Select Value Portfolio for which the Advisor may seek reimbursement was $10,249 (expiring December 31, 2009) and $82,362 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Select Value Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Select Value Portfolio, and the Advisor have entered into a sub-advisory agreement with Liberty Ridge to provide sub-advisory services to the Select Value Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Select Value Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee is calculated as follows:

                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select
  Value Portfolio               0.40%         0.35%         0.30%         0.25%         0.20%         0.15%          0.10%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Payment by Affiliate - For the year ended December 31, 2007, Liberty Ridge voluntarily contributed $2,202 to the Select Value Portfolio to offset losses incurred due to a trade omission.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Select Value Portfolio for the year ended December 31, 2007, were $35,915,355 and $50,663,008, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Select Value Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

AS OF DECEMBER 31, 2007

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. There were no permanent book/tax differences for the year ended December 31, 2007.

The tax character of dividends and distributions declared during the years ended December 31, 2007 and 2006 were as follows:

                             Ordinary Income
                                   (000)
--------------------------------------------------
2007                               $517
2006                                729
--------------------------------------------------

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):


Capital loss carryforwards expiring:
     December 2010                                         $(56,705)
Undistributed Ordinary Income                                   535
Unrealized appreciation                                       3,011
                                                       --------------
                                                           $(53,159)
                                                       --------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007, the Select Value Portfolio utilized $5,502 (000) of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Select Value Portfolio for federal income tax purposes at December 31, 2007 were as follows:

                                                                   Net
                  Federal       Unrealized      Unrealized     Unrealized
                 Tax Cost      Appreciation    Depreciation   Appreciation
                   (000)          (000)           (000)           (000)
------------------------------------------------------------------------------
                  $30,732         $4,351          $(1,340)        $3,011


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Select Value Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Select Value Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Select Value Portfolio's value style of investing, and the Select Value Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Select Value Portfolio may overweight specific industries within certain sectors, which may cause the Select Value Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries.

In the normal course of business, the Select Value Portfolio enters into various contracts that provide for general indemnifications. The Select Value Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Select Value Portfolio. However, based on experience, the Select Value Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.


8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Select Value Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Old Mutual Select Value Portfolio


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Select Value Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http:// www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007


Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Select Value Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Select Value Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Select Value Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Select Value Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Select Value Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                         Annualized                Expenses
                                             Beginning              Ending                 Expense                   Paid
                                              Account              Account                  Ratios                  During
                                               Value                Value               For the Six-               Six-Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Value Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $  983.80                0.94%                    $4.70
     Hypothetical 5% Return                   1,000.00              1,020.47                0.94%                     4.79
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Select Value Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)


For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007

                               Ordinary                              Dividends Qualifying          Qualified          Qualified
                                Income              Total           For Corporate Dividends        Dividend            Interest
Fund                         Distributions       Distributions      Receivable Deduction (1)       Income (2)         Income (3)
-----------------------------------------------------------------------------------------------------------------------------------
Select Value Portfolio         $517,138            $517,138                 59.19%                   59.85%             8.30%
-----------------------------------------------------------------------------------------------------------------------------------


(1) Qualifying   dividends  represent  dividends  which  qualify  for  corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconcialiation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of "Ordinary Income Distributions" that is exempt from U.S. withholding tax when paid to foreign investors.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------


  * Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------


   * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

  ** Mr.  Turpin's  appointment as Interested  Trustee was effective  January 1,
     2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


TRUST OFFICERS


The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------


   * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

  ** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.


Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.


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

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees- With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions -The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com


This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-222 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund










                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Small Cap Portfolio

TABLE OF CONTENTS


About This Report                                              2

Message to Shareholders                                        4

Management Overview                                            6

Schedule of Investments                                        9

Statement of Assets & Liabilities                             15

Statement of Operations                                       16

Statement of Changes in Net Assets                            17

Financial Highlights                                          18

Notes to Financial Statements                                 19

Report of Independent Registered Public Accounting Firm       25

Proxy Voting and Portfolio Holdings                           26

Portfolio Expenses Example                                    27

Notice to Shareholders                                        28

Activities and Composition of the Board of
Trustees and Officers of the Trust                            29

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                        32

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/ or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the index and individuals cannot invest directly in an index.

Russell 2000(R) Index

The unmanaged Russell 2000 Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stock across all major industries.

Index returns and statistical data included are provided by Bloomberg and Fact Set.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:


I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.


Performance Highlights


o For the one-year period ended December 31, 2007, the Old Mutual Small Cap Portfolio returned 6.64% outperforming the Russell 2000(R) Index, which posted a (1.57)% return during the period.

o    During  the  period,   stock  selection  in  the  consumer   discretionary,
     financials  and   information   technology   sectors   contributed  to  the
     Portfolio's performance relative to the Russell 2000(R) Index.

o Stock selection in materials and health care and an overweight in telecommunication services relative to the Russell 2000(R) Index detracted from relative performance during the period.

o Stocks that contributed to absolute performance during the period included Ansys, FMC Technologies (no longer a Portfolio holding) and EDO (no longer a Portfolio holding), while AbitibiBowater, Security Capital Assurance (no longer a Portfolio holding) and Irwin Financial detracted from the Portfolio's gains.

Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2007, the Old Mutual Small Cap Portfolio (the "Portfolio") returned 6.64% outperforming the Russell 2000(R) Index (the "Index"), which posted a (1.57)% return during the period.

Q.   What investment environment did the Portfolio face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment, from Liberty Ridge Capital, Inc.'s ("Liberty Ridge") standpoint. First, sustained strength in emerging markets continued to attract investors and associated market segments (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the period. This led to outperformance of momentum-oriented strategies. Second, the downturn in the housing market and dislocation of the mortgage market caused a sharp increase in volatility in the latter half of 2007. The realization that there was trouble in the mortgage market was followed by a credit crunch that had (and continues to have) the potential to disrupt all markets. In mid-September the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets that fell short of their goal, but helped calm nerves temporarily. Credit and housing again took center stage at year-end and a number of large financial institutions saw dramatic decreases in the value of their portfolios, resulting in market declines and a series of CEO departures. Feelings appear to be mixed as to whether the credit and housing turmoil of 2007 foreshadows an economic slowdown in 2008. Overall, 2007 was a year where growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Growth stocks outpaced value stocks during the period. In terms of market capitalization, the larger stocks in the benchmark outperformed their smaller capitalization peers. Eagle Asset Management, Inc.'s ("Eagle") larger weighted average capitalization and bias toward high quality companies proved beneficial to its portion of the Portfolio's performance during the one-year period.

     Though stock-specific factors, rather than macroeconomic themes, generally account for the Portfolio's relative results, a few more generalized factors also impacted performance during the period. These factors included stock price momentum and a faltering housing/credit market. Stock price momentum was a significant driver of performance during the period. Liberty Ridge analyzes near-term dynamics as part of its investment process, but the Portfolio had little exposure to the segments that were most rewarded by momentum, specifically companies with highly cyclical earnings streams and emerging market exposure. The Portfolio did, however, largely avoid exposure to the companies most directly exposed to the faltering housing and credit markets.

Q.   How did composition affect Portfolio performance?

A. During the period, stock selection in the consumer discretionary, financials and information technology sectors contributed to the Portfolio's performance relative to the Russell 2000(R) Index. Stock selection in materials and health care and an overweight in telecommunication services relative to the Russell 2000(R) Index detracted from relative performance during the period.

     Stocks that contributed to absolute performance during the period included Ansys, FMC Technologies (no longer a Portfolio holding) and EDO (no longer a Portfolio holding), while AbitibiBowater, Security Capital Assurance (no longer a Portfolio holding) and Irwin Financial detracted from the Portfolio's gains. Ansys, the market leader in software solutions for design analysis and optimization, gained many valuable contracts and increased its already high earnings visibility during the period. Ansys has experienced significant growth over the years, but Eagle notes there is evidence that the simulation


Small Cap Portfolio
     market is still in its early stages of penetration and that the company may have room for further expansion. FMC Technologies designs, manufactures and services systems and products used in deepwater exploration and production of crude oil and natural gas. The company beat estimates on expanding margins and higher revenue during the period. Defense equipment provider EDO experienced stock price appreciation due the fact that it was acquired by ITT during the third quarter of 2007.

     Detracting from performance was AbitibiBowater, a newsprint producer that was hurt by a strong Canadian dollar and weak product demand. Security Capital Assurance's stock lost value when rating agencies Fitch and Moody's conducted reviews of capital adequacy. The agencies found that the insurance company was lacking the capital needed to maintain its AAA-rating, which is essential for the financial-guaranty insurance industry's business model. Regional bank Irwin Financial's mortgage lending unit suffered during the period and the company's stock lost value.

Q.   What is the investment outlook for the small-cap market?

A. Eagle believes the declines in home prices presents a challenge in the United States due to the fact that the consumer will be less inclined to spend without the stimulus of a strong housing market. This sub-advisor does not believe, however, that this will lead to a recession and notes that the credit crisis may be overblown since the losses are not as widespread as they have been in the past (1990 for example). Eagle believes that the market is still growth-oriented and points to evidence that the growth cycle may be in its beginning stages since growth stocks are relatively inexpensive. Managers that follow a growth-at-a-reasonable-price strategy may be positioned to outperform in 2008 in Eagle's view.

     Liberty Ridge notes that, as always, macroeconomic preoccupations such as concerns over inflation and the effect of a change in interest rate policy tend to drive short-term investor sentiment. Liberty Ridge focuses on finding companies that it believes are positioned for growth regardless of news headlines and believes a long-term perspective maximizes investment returns over time.


Top Ten Holdings
as of December 31, 2007

Orthofix International             1.4%
------------------------------------------
Arch Capital Group                 1.2%
------------------------------------------
John Wiley & Sons, Cl A            1.2%
------------------------------------------
Teledyne Technologies              1.2%
------------------------------------------
Star Gas Partners LP               1.1%
------------------------------------------
Ansys                              1.1%
------------------------------------------
Wright Express                     1.0%
------------------------------------------
Amphenol, Cl A                     1.0%
------------------------------------------
Belo, Cl A                         1.0%
------------------------------------------
RLI                                1.0%
------------------------------------------
As a % of Total Portfolio
Investments                       11.2%
------------------------------------------


Small Cap Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)



Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                          Annualized     Annualized     Annualized     Annualized     Annualized
                                            Inception       1 Year         3 Year         5 Year         10 Year       Inception
                                              Date          Return         Return         Return         Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio              10/28/97         6.64%         8.10%          15.33%         10.07%         10.40%
Russell 2000(R) Index                       10/28/97        -1.57%         6.80%          16.25%          7.08%          7.39%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 1.30% and 1.02%, respectively.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current sub-advisors and the Portfolio's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                 Old Mutual   Russell
                 Small Cap    2000(R)
                 Portfolio    Index
        ----------------------------------
        12/97     10,000       10,000
        12/98     11,094        9,745
        12/99     12,861       11,817
        12/00     17,508       11,460
        12/01     18,571       11,745
        12/02     12,793        9,339
        12/03     17,786       13,752
        12/04     20,664       16,273
        12/05     20,970       17,014
        12/06     24,478       20,139
        12/07     26,103       19,824



Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on December 31, 1997 to an investment made in an unmanaged securities index on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.


Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        27%
        Industrials                   15%
        Consumer Discretionary        13%
        Financials                    13%
        Health Care                   10%
        Materials                      8%
        Energy                         5%
        Cash Equivalent                3%
        Utilities                      3%
        Consumer Staples               2%
        Telecommunication Services     1%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.5%
Aerospace/Defense - 1.6%
Aerovironment*                                16,350   $        396
Teledyne Technologies*                        18,945          1,010
                                                       --------------

Total Aerospace/Defense                                       1,406
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 1.4%
B/E Aerospace*                                 5,605            297
DRS Technologies                               7,820            424
Heico Corp                                     4,750            259
Orbital Sciences*                             10,060            247
                                                       --------------

Total Aerospace/Defense-Equipment                             1,227
---------------------------------------------------------------------

Agricultural Biotech - 0.1%
Origin Agritech*                              16,570            110
                                                       --------------

Total Agricultural Biotech                                      110
---------------------------------------------------------------------

Applications Software - 0.9%
Progress Software*                            24,500            825
                                                       --------------

Total Applications Software                                     825
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.5%
BorgWarner                                     8,210            397
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                     397
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 0.5%
Coca-Cola Bottling                             6,938            409
                                                       ______________

Total Beverages-Non-Alcoholic                                   409
_____________________________________________________________________

Building & Construction-Miscellaneous - 0.5%
Drew Industries*                              16,805            460
                                                       ______________

Total Building & Construction-Miscellaneous                     460
---------------------------------------------------------------------

Building-Mobile Home/Manufactured Housing - 0.5%
Thor Industries                               11,730            446
                                                       ______________
Total Building-Mobile Home/
     Manufactured Housing                                       446
---------------------------------------------------------------------

Cable TV - 0.6%
Lodgenet Entertainment*                       29,170            509
                                                       ______________

Total Cable TV                                                  509
---------------------------------------------------------------------

Cellular Telecommunications - 0.9%
Cellcom Israel                                25,530            811
                                                       ______________

Total Cellular Telecommunications                               811
---------------------------------------------------------------------

Chemicals-Diversified - 1.3%
Celanese, Ser A                               12,760            540
Olin                                           8,320            161
Rockwood Holdings*                            13,485            448
                                                       ______________

Total Chemicals-Diversified                                   1,149
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Chemicals-Specialty - 1.2%
Albemarle                                     15,970   $        659
Balchem                                        2,655             59
Hercules                                      16,480            319
                                                       --------------

Total Chemicals-Specialty                                     1,037
---------------------------------------------------------------------

Coal - 1.3%
Alpha Natural Resources*                       9,000            292
Massey Energy                                 13,880            496
Walter Industries                              9,980            359
                                                       ______________

Total Coal                                                    1,147
_____________________________________________________________________

Coatings/Paint - 0.3%
RPM International                             14,125            287
                                                       ______________

Total Coatings/Paint                                            287
_____________________________________________________________________

Commercial Banks-Central US - 0.3%
Irwin Financial                               37,320            274
                                                       ______________

Total Commercial Banks-Central US                               274
_____________________________________________________________________

Commercial Services - 0.6%
PHH*                                           5,000             88
Quanta Services*                              15,100            396
                                                       --------------

Total Commercial Services                                       484
---------------------------------------------------------------------

Commercial Services-Finance - 1.6%
Interactive Data                              14,930            493
Wright Express*                               25,395            901
                                                       --------------

Total Commercial Services-Finance                             1,394
---------------------------------------------------------------------

Communications Software - 0.8%
Avid Technology*                              11,320            321
DivX*                                         26,130            366
                                                       ______________

Total Communications Software                                   687
_____________________________________________________________________

Computer Aided Design - 1.1%
Ansys*                                        22,275            924
                                                       ______________

Total Computer Aided Design                                     924
_____________________________________________________________________

Computer Services - 0.3%
IHS, Cl A*                                     4,285            259
                                                       ______________

Total Computer Services                                         259
_____________________________________________________________________

Computer Software - 0.2%
Blackbaud                                      6,600            185
                                                       ______________

Total Computer Software                                         185
_____________________________________________________________________

Computers -Integrated Systems - 1.7%
Micros Systems*                                3,895            273
NCI, Cl A*                                    22,570            386
Radisys*                                      23,510            315
Teradata*                                     18,645            511
                                                       --------------

Total Computers-Integrated Systems                            1,485
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computers-Memory Devices - 0.2%
Silicon Storage Technology*                   65,810   $        197
                                                       --------------

Total Computers-Memory Devices                                  197
---------------------------------------------------------------------

Computers-Peripheral Equipment - 1.5%
Electronics for Imaging*                      31,370            705
Logitech International*                       16,735            613
                                                       --------------

Total Computers-Peripheral Equipment                          1,318
---------------------------------------------------------------------

Consulting Services - 2.0%
Gartner*                                      12,190            214
Huron Consulting Group*                        6,940            560
MAXIMUS                                       10,470            404
Watson Wyatt Worldwide, Cl A                  11,800            548
                                                       --------------

Total Consulting Services                                     1,726
---------------------------------------------------------------------

Containers-Metal/Glass - 1.6%
Greif, Cl A                                   10,413            681
Silgan Holdings                               13,285            690
                                                       ______________

Total Containers-Metal/Glass                                  1,371
---------------------------------------------------------------------

Containers-Paper/Plastic - 1.2%
Bemis                                         14,975            410
Pactiv*                                       22,725            605
                                                       ______________

Total Containers-Paper/Plastic                                1,015
_____________________________________________________________________

Cosmetics & Toiletries - 0.1%
Alberto-Culver                                 3,570             88
                                                       ______________

Total Cosmetics & Toiletries                                     88
_____________________________________________________________________

Data Processing/Management - 0.5%
Dun & Bradstreet                               4,765            422
                                                       --------------

Total Data Processing/Management                                422
_____________________________________________________________________

Decision Support Software - 0.5%
SPSS*                                         11,035            396
                                                       --------------

Total Decision Support Software                                 396
_____________________________________________________________________

Diagnostic Equipment - 1.2%
Gen-Probe*                                     7,750            488
Immucor*                                      15,180            516
                                                       --------------

Total Diagnostic Equipment                                    1,004
_____________________________________________________________________

Diagnostic Kits - 0.7%
Meridian Bioscience                           20,862            628
                                                       --------------

Total Diagnostic Kits                                           628
_____________________________________________________________________

Dialysis Centers - 0.4%
Dialysis Corp of America*                     44,981            382
                                                       --------------

Total Dialysis Centers                                          382
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Direct Marketing - 0.4%
Valuevision Media, Cl A*                      54,360   $        342
                                                       --------------

Total Direct Marketing                                          342
---------------------------------------------------------------------

Diversified Manufacturing Operations - 0.4%
Acuity Brands                                  8,490            382
                                                       ______________

Total Diversified Manufacturing Operations                      382
_____________________________________________________________________

Electric Products-Miscellaneous - 0.4%
Ametek                                         7,897            370
                                                       ______________

Total Electric Products-Miscellaneous                           370
_____________________________________________________________________

Electric-Transmission - 0.7%
ITC Holdings                                  10,090            569
                                                       --------------

Total Electric-Transmission                                     569
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.6%
Celestica*                                    96,000            557
                                                       ______________

Total Electronic Components-Miscellaneous                       557
_____________________________________________________________________

Electronic Components-Semiconductors - 4.3%
Bookham*                                      60,060            143
Diodes*                                       13,885            418
DSP Group*                                    31,750            387
Fairchild Semiconductor International*        14,770            213
Ikanos Communications*                       100,085            538
ON Semiconductor*                             57,035            506
Qlogic*                                       30,520            433
Semtech*                                      14,160            220
Silicon Laboratories*                          2,580             97
SiRF Technology Holdings*                     12,710            319
Zoran*                                        18,940            426
                                                       --------------

Total Electronic Components-Semiconductors                    3,700
---------------------------------------------------------------------

Electronic Connectors - 1.0%
Amphenol, Cl A                                19,175            889
                                                       --------------

Total Electronic Connectors                                     889
---------------------------------------------------------------------

Electronic Design Automation - 1.0%
Ansoft*                                       12,078            312
Synplicity*                                   91,650            532
                                                       ______________

Total Electronic Design Automation                              844
---------------------------------------------------------------------

Electronic Measuring Instruments - 0.7%
National Instruments                          18,335            611
                                                       --------------

Total Electronic Measuring Instruments                          611
---------------------------------------------------------------------

Engineering/R&D Services - 0.4%
URS*                                           7,059            384
                                                       --------------

Total Engineering/R&D Services                                  384
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Enterprise Software/Services - 1.2%
Novell*                                      109,630   $        753
PROS Holdings*                                12,760            250
                                                       ______________

Total Enterprise Software/Services                            1,003
_____________________________________________________________________

Entertainment Software - 0.4%
Take-Two Interactive Software*                18,480            341
                                                       ______________

Total Entertainment Software                                    341
_____________________________________________________________________

Finance-Investment Banker/Broker - 1.7%
Cowen*                                        51,380            489
Interactive Brokers Group*, Cl A              14,720            476
Piper Jaffray*                                 1,480             69
Thomas Weisel Partners Group*                 15,030            206
TradeStation Group*                           17,600            250
                                                       ______________

Total Finance-Investment Banker/Broker                        1,490
_____________________________________________________________________

Finance-Other Services - 0.5%
Asset Acceptance Capital                      17,675            184
eSpeed, Cl A*                                 23,064            261
                                                       ______________

Total Finance-Other Services                                    445
_____________________________________________________________________

Food-Baking - 0.4%
Flowers Foods                                 16,075            376
                                                       ______________

Total Food-Baking                                               376
_____________________________________________________________________

Food-Canned - 0.6%
Del Monte Foods                               52,025            492
                                                       ______________

Total Food-Canned                                               492
_____________________________________________________________________

Food-Dairy Products - 0.8%
Dean Foods                                    25,505            660
                                                       --------------

Total Food-Dairy Products                                       660
---------------------------------------------------------------------

Gas-Distribution - 0.8%
Southwest Gas                                  9,800            292
UGI                                           16,190            441
                                                       --------------

Total Gas-Distribution                                          733
---------------------------------------------------------------------

Human Resources - 0.8%
Cross Country Healthcare*                     24,400            347
Hudson Highland Group*                        43,950            370
                                                       --------------

Total Human Resources                                           717
---------------------------------------------------------------------

Industrial Audio & Video Products - 0.8%
Dolby Laboratories, Cl A*                     13,495            671
                                                       ______________

Total Industrial Audio & Video Products                         671
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Industrial Automation/Robot - 1.2%
Cognex                                        21,225   $        428
iRobot*                                       15,990            289
Nordson                                        5,425            314
                                                       --------------

Total Industrial Automation/Robot                             1,031
---------------------------------------------------------------------

Instruments-Controls - 0.2%
Woodward Governor                              2,805            191
                                                       --------------

Total Instruments-Controls                                      191
---------------------------------------------------------------------

Instruments-Scientific - 1.3%
PerkinElmer                                   23,670            616
Varian*                                        7,445            486
                                                       ______________

Total Instruments-Scientific                                  1,102
---------------------------------------------------------------------

Internet Application Software - 0.8%
CryptoLogic                                   22,177            389
DealerTrack Holdings*                         10,405            348
                                                       ______________

Total Internet Application Software                             737
---------------------------------------------------------------------

Internet Content-Entertainment - 0.0%
Audible*                                       4,534             40
                                                       ______________

Total Internet Content-Entertainment                             40
---------------------------------------------------------------------

Internet Incubators - 0.4%
Internet Capital Group*                       26,510            311
                                                       ______________

Total Internet Incubators                                       311
---------------------------------------------------------------------

Investment Companies - 0.2%
MCG Capital                                    7,920             92
PennantPark Investment                         6,100             61
                                                       ______________

Total Investment Companies                                      153
_____________________________________________________________________

Investment Management/Advisory Services - 1.0%
Affiliated Managers Group*                     3,775            443
AllianceBernstein Holding LP                   5,760            433
                                                       ______________

Total Investment Management/Advisory Services                   876
_____________________________________________________________________

Lasers-Systems/Components - 1.0%
Electro Scientific Industries*                17,310            344
Rofin-Sinar Technologies*                     10,810            520
                                                       ______________

Total Lasers-Systems/Components                                 864
_____________________________________________________________________

Life/Health Insurance - 2.0%
Delphi Financial Group, Cl A                  18,610            657
Reinsurance Group of America                   8,105            425
StanCorp Financial Group                      13,695            690
                                                       --------------

Total Life/Health Insurance                                   1,772
---------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Machinery-General Industry - 0.2%
Robbins & Myers                                2,845   $        215
                                                       ______________

Total Machinery-General Industry                                215
---------------------------------------------------------------------

Machinery-Material Handling - 0.8%
Columbus McKinnon*                            20,870            681
                                                       ______________

Total Machinery-Material Handling                               681
_____________________________________________________________________

Medical Instruments - 1.0%
Edwards Lifesciences*                          4,995            230
Natus Medical*                                32,060            620
                                                       --------------

Total Medical Instruments                                       850
---------------------------------------------------------------------

Medical Products - 2.0%
Orthofix International*                       20,752          1,203
Syneron Medical*                               9,200            123
Zoll Medical*                                 16,480            440
                                                       ______________

Total Medical Products                                        1,766
_____________________________________________________________________

Medical-Biomedical/Genetic - 1.0%
Cambrex                                       27,680            232
Martek Biosciences*                            7,740            229
Qiagen*                                       20,885            440
                                                       ______________

Total Medical-Biomedical/Genetic                                901
---------------------------------------------------------------------

Medical-Drugs - 1.0%
Angiotech Pharmaceuticals*                    32,650            114
Aspreva Pharmaceuticals*                      15,290            398
Axcan Pharma*                                 10,280            237
Valeant Pharmaceuticals International*         9,720            116
                                                       ______________

Total Medical-Drugs                                             865
_____________________________________________________________________

Medical-Generic Drugs - 0.3%
Perrigo                                        8,155            286
                                                       ______________

Total Medical-Generic Drugs                                     286
_____________________________________________________________________

Medical-Hospitals - 0.4%
Universal Health Services, Cl B                7,230            370
                                                       --------------

Total Medical-Hospitals                                         370
_____________________________________________________________________

Metal Processors & Fabricators - 0.9%
CIRCOR International                           7,210            334
Haynes International*                          5,860            407
                                                       --------------

Total Metal Processors & Fabricators                            741
---------------------------------------------------------------------

Miscellaneous Manufacturing - 0.7%
Reddy Ice Holdings                             3,020             76
Trimas*                                       52,380            555
                                                       ______________

Total Miscellaneous Manufacturing                               631
---------------------------------------------------------------------

Motion Pictures & Services - 0.4%
DreamWorks Animation SKG, Cl A*               14,590            373
                                                       --------------

Total Motion Pictures & Services                                373
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Multimedia - 2.0%
Belo, Cl A                                    48,590   $        847
Corus Entertainment, Cl B                     12,020            590
Gemstar-TV Guide International*               62,838            299
                                                       ______________

Total Multimedia                                              1,736
_____________________________________________________________________

Networking Products - 1.1%
Extreme Networks*                             80,240            284
Foundry Networks*                              5,450             95
Polycom*                                      19,345            537
                                                       --------------

Total Networking Products                                       916
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.6%
Waste Connections*                            15,800            488
                                                       --------------

Total Non-Hazardous Waste Disposal                              488
_____________________________________________________________________

Oil Companies-Exploration & Production - 2.3%
Berry Petroleum, Cl A                         13,715            610
Harvest Natural Resources*                    45,460            568
Stone Energy*                                 11,910            559
Whiting Petroleum*                             4,904            283
                                                       --------------

Total Oil Companies-Exploration & Production                  2,020
_____________________________________________________________________

Oil Field Machinery & Equipment - 0.3%
Dresser-Rand Group*                            7,135            279
                                                       ______________

Total Oil Field Machinery & Equipment                           279
_____________________________________________________________________

Oil-Field Services - 1.4%
Acergy ADR                                     8,375            184
Key Energy Services*                          43,660            628
Oceaneering International*                     6,255            421
                                                       --------------

Total Oil-Field Services                                      1,233
---------------------------------------------------------------------

Paper & Related Products - 1.5%
AbitibiBowater                                10,866            224
Neenah Paper                                  12,355            360
Potlatch                                       5,115            227
Schweitzer-Mauduit International              17,500            453
                                                       --------------

Total Paper & Related Products                                1,264
---------------------------------------------------------------------

Platinum - 0.6%
Stillwater Mining*                            53,400            516
                                                       --------------

Total Platinum                                                  516
_____________________________________________________________________

Power Conversion/Supply Equipment - 0.5%
Hubbell, Cl B                                  9,055            467
                                                       --------------

Total Power Conversion/Supply Equipment                         467
_____________________________________________________________________

Printing-Commercial - 1.0%
Consolidated Graphics*                         8,300            397
Valassis Communications*                      38,280            447
                                                       --------------

Total Printing-Commercial                                       844
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Property/Casualty Insurance - 3.3%
Arch Capital Group*                           15,365   $      1,081
CNA Surety*                                   34,825            689
RLI                                           14,635            831
United America Indemnity*, Cl A               11,395            227
                                                       --------------

Total Property/Casualty Insurance                             2,828
_____________________________________________________________________

Publishing-Books - 1.2%
John Wiley & Sons, Cl A                       23,970          1,027
                                                       --------------

Total Publishing-Books                                        1,027
_____________________________________________________________________

Publishing-Periodicals - 0.4%
Playboy Enterprises, Cl B*                    35,020            319
                                                       ______________

Total Publishing-Periodicals                                    319
_____________________________________________________________________

Racetracks - 0.4%
International Speedway, Cl A                   9,170            378
                                                       ______________

Total Racetracks                                                378
_____________________________________________________________________

Radio - 0.2%
Radio One, Cl D*                              67,543            160
                                                       ______________

Total Radio                                                     160
_____________________________________________________________________

Reinsurance - 2.1%
Aspen Insurance Holdings                      19,530            563
Endurance Specialty Holdings                   6,890            288
Montpelier Re Holdings                        31,960            544
Validus Holdings*                             16,270            423
                                                       ______________

Total Reinsurance                                             1,818
---------------------------------------------------------------------

REITs-Hotels - 0.5%
FelCor Lodging Trust                          29,310            457
                                                       ______________

Total REITs-Hotels                                              457
---------------------------------------------------------------------

REITs-Mortgage - 0.9%
Chimera Investment                            15,140            271
MFA Mortgage Investments                      56,640            524
                                                       ______________

Total REITs-Mortgage                                            795
---------------------------------------------------------------------

Rental Auto/Equipment - 0.6%
H&E Equipment Services*                       29,840            563
                                                       ______________

Total Rental Auto/Equipment                                     563
_____________________________________________________________________

Retail-Apparel/Shoe - 1.2%
Footstar                                      41,574            195
Kenneth Cole Productions, Cl A                 8,680            152
Men's Wearhouse                                9,910            267
Syms                                          28,480            430
                                                       --------------

Total Retail-Apparel/Shoe                                     1,044
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Resorts/Theme Parks - 0.5%
Vail Resorts*                                  8,845   $        476
                                                       ______________

Total Resorts/Theme Parks                                       476
---------------------------------------------------------------------

Retail-Auto Parts - 0.4%
O'Reilly Automotive*                           9,730            316
                                                       --------------

Total Retail-Auto Parts                                         316
---------------------------------------------------------------------

Retail-Automobile - 0.6%
AutoNation*                                    9,660            151
Group 1 Automotive                            15,810            375
                                                       ______________

Total Retail-Automobile                                         526
---------------------------------------------------------------------

Retail-Bookstore - 0.7%
Barnes & Noble                                17,395            599
                                                       ______________

Total Retail-Bookstore                                          599
---------------------------------------------------------------------

Retail-Propane Distributors - 1.1%
Star Gas Partners LP*                        234,450            931
                                                       ______________

Total Retail-Propane Distributors                               931
---------------------------------------------------------------------

Retail-Video Rental - 0.2%
Blockbuster, Cl A*                            39,620            155
                                                       ______________

Total Retail-Video Rental                                       155
_____________________________________________________________________

S&L/Thrifts-Eastern US - 0.4%
Brookline Bancorp                             31,480            320
                                                       ______________

Total S&L/Thrifts-Eastern US                                    320
_____________________________________________________________________

Schools - 0.5%
Capella Education*                             3,415            224
Learning Tree International*                   9,800            225
                                                       --------------

Total Schools                                                   449
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.6%
Emulex*                                       32,350            528
                                                       ______________

Total Semiconductor Components-Integrated Circuits              528
_____________________________________________________________________

Semiconductor Equipment - 1.7%
Brooks Automation*                            21,470            284
Entegris*                                     81,406            703
MKS Instruments*                              17,970            344
Ultratech*                                     8,400             95
Verigy*                                        2,225             60
                                                       ______________

Total Semiconductor Equipment                                 1,486
_____________________________________________________________________

Specified Purpose Acquisition - 0.1%
Marathon Acquisition*                          7,400             67
                                                       --------------

Total Specified Purpose Acquisition                              67
---------------------------------------------------------------------

OLD MUTUAL SMALL CAP PORTFOLIO - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   8,360   $         80
                                                       --------------

Total Steel Pipe & Tube                                          80
---------------------------------------------------------------------

Telecommunications Equipment - 1.1%
CommScope*                                    10,495            516
Plantronics                                   11,420            297
Tollgrade Communications*                     14,650            117
                                                       --------------

Total Telecommunications Equipment                              930
---------------------------------------------------------------------

Telecommunications Services - 0.6%
NTELOS Holdings                               12,125            360
RCN*                                           8,960            140
                                                       ______________

Total Telecommunications Services                               500
_____________________________________________________________________

Telephone-Integrated - 0.0%
IDT, Cl B                                      3,550             30
                                                       ______________

Total Telephone-Integrated                                       30
---------------------------------------------------------------------

Television - 0.2%
Sinclair Broadcast Group, Cl A                25,630            210
                                                       ______________

Total Television                                                210
_____________________________________________________________________

Transport-Equipment & Leasing - 1.3%
Aircastle                                     13,770            363
GATX                                           5,250            193
Genesis Lease ADR                             24,220            454
Greenbrier                                     4,030             90
                                                       ______________

Total Transport-Equipment & Leasing                           1,100
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Transport-Truck - 0.6%
Landstar System                               11,675   $        492
                                                       --------------

Total Transport-Truck                                           492
---------------------------------------------------------------------

Wireless Equipment - 0.9%
InterDigital*                                 15,650            365
RF Micro Devices*                             72,110            412
                                                       ______________

Total Wireless Equipment                                        777
                                                       ______________

Total Common Stock (Cost $77,666)                            83,915
_____________________________________________________________________

Investment Company - 0.6%
iShares Russell 2000 Index Fund                7,000            531
                                                       --------------

Total Investment Company (Cost $568)                            531
---------------------------------------------------------------------

Money Market Fund - 2.7%
Dreyfus Cash Management Fund,
     Institutional Class 4.85% (A)             2,376          2,376
                                                       ______________

Total Money Market Fund (Cost $2,376)                         2,376
_____________________________________________________________________

Total Investments - 99.8% (Cost $80,610)                     86,822
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.2%                        139
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $     86,961
_____________________________________________________________________

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class
LP  - Limited Partnership
R&D - Research & Development
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
Ser - Series
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Old Mutual
                                                                                                            Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                                   $80,610
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                                  $86,822
Cash                                                                                                                 271
Receivable for Investment Securities Sold                                                                            444
Receivable from Investment Advisor                                                                                    34
Dividends and Interest Receivable                                                                                     84
Other Assets                                                                                                           6
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                                 87,661
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for Investment Securities Purchased                                                                          420
Payable for Management Fees                                                                                           82
Payable for Capital Shares Redeemed                                                                                   71
Payable for Trustees' Fees                                                                                            11
Accrued Expenses                                                                                                     116
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                               700
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                       $86,961
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 3,890,743
     outstanding shares of beneficial interest                                                                   $69,330
Undistributed Net Investment Income                                                                                  896
Accumulated Net Realized Gain on
     Investments                                                                                                  10,523
Net Unrealized Appreciation on Investments                                                                         6,212
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                       $86,961
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                                         $ 22.35
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Old Mutual
                                                                                                            Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                                   $ 1,854
     Interest                                                                                                         51
     Less: Foreign Taxes Withheld                                                                                    (12)
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                                  1,893
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                               1,069
     Trustees' Fees                                                                                                   54
     Custodian Fees                                                                                                   32
     Professional Fees                                                                                               122
     Printing Fees                                                                                                    42
     Transfer Agent Fees                                                                                              27
     Other Expenses                                                                                                   38
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                           1,384
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                                      (393)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                               991
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                                                           902
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                                                               11,377
     Net Change in Unrealized Appreciation on Investments                                                         (5,473)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                               5,904
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                            $ 6,806
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Old Mutual
                                                                                                    Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1/1/07 to    1/1/06 to
                                                                                                   12/31/07     12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                                  $    902     $   (208)
     Net Realized Gain on Investments                                                                11,377       12,634
     Net Change in Unrealized Appreciation (Depreciation) on Investments                             (5,473)       3,662
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                             6,806       16,088
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
     Net Realized Gains from Security Transactions                                                  (12,052)           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                                            (12,052)           -
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                                      428          197
     Shares Issued upon Reinvestment of Distributions                                                12,052            -
     Shares Redeemed                                                                                (20,822)     (31,114)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                                 (8,342)     (30,917)
------------------------------------------------------------------------------------------------------------------------------------
     Total Decrease in Net Assets                                                                   (13,588)     (14,829)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                              100,549      115,378
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                                   $ 86,961     $100,549
------------------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income                                                                $    896     $      3
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                       17            9
     Shares Issued upon Reinvestment of Distributions                                                   537            -
     Shares Redeemed                                                                                   (841)      (1,425)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                                (287)      (1,416)
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,




                                           Net
                 Net                  Realized and
                Asset        Net       Unrealized                Dividends   Distributions     Total           Net
                Value,   Investment       Gains         Total     from Net       from        Dividends     Asset Value,
              Beginning    Income        (Losses)       From     Investment     Capital         and            End        Total
              of Period  (Loss) (1)   on Securities  Operations    Income        Gains     Distributions    of Period     Return
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP PORTFOLIO
2007            $24.07     $ 0.23         $1.38        $1.61         $-         $(3.33)       $(3.33)         $22.35       6.64%
2006             20.62      (0.04)         3.49         3.45          -              -             -           24.07      16.73%
2005             20.32      (0.04)         0.34         0.30          -              -             -           20.62       1.48%
2004             17.49      (0.13)         2.96         2.83          -              -             -           20.32      16.18%
2003             12.58      (0.07)         4.98         4.91          -              -             -           17.49      39.03%
---------------------------------------------------------------------------------------------------------------------------------



                                            Ratio
                                         of Expenses
                                          to Average
                                          Net Assets     Ratio of Net
                 Net          Ratio       (Excluding      Investment
             Assets, End   of Expenses    Waivers and    Income (Loss)    Portfolio
              of Period     to Average      Expense       to Average      Turnover
                (000)       Net Assets     Reduction)     Net Assets        Rate
-----------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP PORTFOLIO
2007           $ 86,961       1.02%          1.42%           0.93%          110.99%
2006            100,549       1.02%          1.30%          (0.20)%         163.05%
2005            115,378       1.20%          1.28%          (0.18)%          58.30%
2004            154,841       1.20%          1.25%          (0.77)%          80.68%
2003            219,398       1.20%          1.24%          (0.48)%         125.35%
-----------------------------------------------------------------------------------

(1) Per share amounts for the year are calculated based on average outstanding shares.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio (the "Small Cap Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Small Cap Growth Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 91% of the outstanding shares of the Small Cap Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Small Cap Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

AS OF DECEMBER 31, 2007

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
-------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a Management Fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Small Cap Portfolio as set forth in the table below.

                                                               Management Fee Breakpoint Asset Thresholds
-----------------------------------------------------------------------------------------------------------------------------------
                                    $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than    to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                 $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio       1.10%        1.05%         1.00%         0.95%         0.90%         0.85%         0.80%

Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Small Cap Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Small Cap Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.02% of the Small Cap Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Small Cap Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Small Cap Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense Limitation Agreement, may be made when the Small Cap Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Small Cap Portfolio to exceed 1.02%. No reimbursement by the Small Cap Portfolio will be made unless: (i) the Small Cap Portfolio's assets exceed $75 million; (ii) the Small Cap Portfolio's total annual operating expense ratio is less than 1.02%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Portfolio for which the Advisor may seek reimbursement was $297,249 (expiring December 31, 2009) and $393,179 (expiring December 31, 2010).

Sub-Advisory Agreements - The Trust, on behalf of the Small Cap Portfolio, and the Advisor have entered into separate sub-advisory agreements (the "Sub-Advisory Agreements") with Liberty Ridge and Eagle Asset Management, Inc. to provide co-sub-advisory services to the Small Cap Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, each co-sub-advisor is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Small Cap Portfolio managed net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fee for each co-sub-advisor is calculated as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                    $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                  less than    to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                 $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
-----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio       0.75%        0.70%         0.65%         0.60%         0.55%         0.50%         0.45%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNYMellon, except those arising out of BNYMellon's (or

AS OF DECEMBER 31, 2007

it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNYMellon's failure to act in good faith. The BNYMellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Portfolio for the year ended December 31, 2007, were $103,354,416 and $123,285,543, respectively.

5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Small Cap Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to reclassification of long-term capital gain distributions on Real Estate Investment Trust Securities, were reclassified to/from the following accounts:

       Decrease Undistributed Net            Increase Accumulated Net
         Investment Income (000)                Realized Gain (000)
----------------------------------------------------------------------------
                 $(9)                                    $9
----------------------------------------------------------------------------

The tax character of the dividends and distributions declared during the year ended December 31, 2007 were $4,239 (000) and $7,813 (000) of ordinary income and long term capital gains, respectively. No dividends or distributions were declared during the year ended December 31, 2006.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows (000):


Undistributed Ordinary Income                                $7,393
Distributable Long-Term Capital Gain                          5,097
Post October Losses                                            (504)
Unrealized Appreciation                                       5,645
                                                       --------------
                                                            $17,631
                                                       --------------


Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007, in accordance with Federal income tax regulations, the Portfolio may elect to defer and treat as having arisen in the following year.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Portfolio for federal income tax purposes at December 31, 2007 were as follows:

                                                                                                    Net
                          Federal                Unrealized              Unrealized              Unrealized
                          Tax Cost              Appreciation            Depreciation            Appreciation
                           (000)                   (000)                   (000)                   (000)
----------------------------------------------------------------------------------------------------------------
                          $81,177                  $11,867                $(6,222)                 $5,645


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisors may misgauge that worth.

Small and Mid-Size Company Risk - The Small Cap Portfolio invests in small and mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

In the normal course of business, the Small Cap Portfolio enters into various contracts that provide for general indemnifications. The Small Cap Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Portfolio. However, based on experience, the Small Cap Portfolio expects the risk of loss to be remote.

7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds I and Old Mutual Funds II (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007

8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Small Cap Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Small Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Small Cap Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.

Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)

Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                                                   Expenses
                                             Beginning              Ending               Annualized                  Paid
                                              Account              Account             Expense Ratios               During
                                               Value                Value               For the Six-               Six-Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $  943.70               1.02%                     $5.00
     Hypothetical 5% Return                   1,000.00              1,020.06               1.02%                      5.19
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Small Cap Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NOTICE TO SHAREHOLDERS (Unaudited)


For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007

                             Ordinary           Long-term                                Dividends Qualifying         Qualified
                              Income           Capital Gain            Total           For Corporate Dividends         Dividend
Fund                       Distributions      Distributions        Distributions       Receivable Deduction (1)       Income (2)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio          $4,238,873         $7,812,891          $12,051,764                17.93%                   21.38%
------------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying   dividends  represent  dividends  which  qualify  for  corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconcialiation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------


* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------


 * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007.Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------


 * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.


Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale


The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub- Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.


Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners
R-08-224 02/2008

[OLD MUTUAL LOGO]


Insurance Series Fund





                        Old Mutual Insurance Series Fund
                                  ANNUAL REPORT



                                December 31, 2007


Old Mutual Small Cap Growth Portfolio

TABLE OF CONTENTS

About This Report                                              2

Message to Shareholders                                        4

Management Overview                                            6

Schedule of Investments                                        9

Statement of Assets & Liabilities                             12

Statement of Operations                                       13

Statement of Changes in Net Assets                            14

Financial Highlights                                          15

Notes to Financial Statements                                 16

Report of Independent Registered Public Accounting Firm       23

Proxy Voting and Portfolio Holdings                           24

Portfolio Expenses Example                                    25

Activities and Composition of the Board of
Trustees and Officers of the Trust                            26

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                        29

ABOUT THIS REPORT



HISTORICAL RETURNS
--------------------------------------------------------------------------------
All total returns mentioned in this report account for the change in the Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. The Portfolio's performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolio is only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolio's performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawals from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------
This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in the Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in the Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------
The comparative indexes discussed in this report are meant to provide a basis for judging the Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Portfolio may significantly differ in holdings and composition from the indexes and individuals cannot invest directly in an index.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and large-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within US borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. US market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-US sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual Insurance Series Fund Portfolios produced generally positive absolute and relative results. For more complete information, please refer to the subsequent pages, in which we discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,


/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Insurance Series Fund

                     This page is intentionally left blank.

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners, LLC


Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual Small Cap Growth Portfolio outperformed its benchmark, the Russell 2000(R) Growth
     Index. The Portfolio returned 19.32% compared to the 7.05% return of the Russell 2000(R) Growth Index.

o Stock selection within the information technology, financials and consumer discretionary sectors contributed to performance.

o Stock selection in the health care and consumer staples sectors and an underweight relative to the benchmark in the utilities sector detracted from performance during the period.

o    At the  individual  stock  level,  B/E  Aerospace,  CommScope  (no longer a
     Portfolio holding) and Capella Education were among the top absolute contributors to performance, while Santarus (no longer a Portfolio holding), STEC (no longer a Portfolio holding) and Pinnacle Entertainment were among the top detractors.


Q.   How did the Portfolio perform relative to its benchmark?

A. For the one-year period ended December 31, 2007, the Old Mutual Small Cap Growth Portfolio (the "Portfolio") outperformed its benchmark, the Russell 2000(R) Growth Index. The Portfolio returned 19.32% compared to the 7.05% return of the Russell 2000(R) Growth Index.

Q.   What investment environment did the Portfolio face during the past year?

A. In 2007, the Portfolio received some additional boost due to the preference for growth over value. Investors favored faster growing growth stocks with higher earnings. The period started out with much volatility, calmed down in the second quarter and became tumultuous again in July/August primarily due to the liquidity and sub-prime lending meltdown. Many small-cap growth stocks that Copper Rock Capital Partners, LLC ("Copper Rock") held in the Portfolio faired well during the period because the underlying companies avoided being hurt by the sub-prime lending crisis and the sub-advisor seeks stocks of companies that operate either within niche businesses or rapidly growing markets.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Growth stock indexes outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers during 2007.

     The Portfolio had an overweight exposure in the energy sector and benefited from the rise in energy prices. Copper Rock found opportunities in companies within the exploration and production areas and drilling services.

Q.   How did composition affect Portfolio performance?

A. Stock selection within the information technology, financial and consumer discretionary sectors contributed to performance. On the other hand, stock selection in the health care and consumer staples sectors and an underweight relative to the benchmark in the utilities sector detracted from performance during the period.

     At the  individual  stock  level,  B/E  Aerospace,  CommScope  (no longer a
     Portfolio holding) and Capella Education were among the top absolute contributors to performance, while Santarus (no longer a Portfolio holding), STEC (no longer a Portfolio holding) and Pinnacle Entertainment were among the top detractors. B/E Aerospace, a retrofitter and designer of interior seating and cabins for airplanes, benefited from the long aerospace demand cycle that is largely being driven by demand for travel in Asia, India and Europe as well as a resurgence of corporate travel in the United States. Commscope, a leader in cabling and connectivity solutions, continued to experience tremendous growth from increased demand for broadband delivery and video over the Internet. The firm also benefited from the ability to raise prices for the first time in six years. This position was sold when Commscope announced the acquisition of cable maker, Andrews, as this change altered the strategic direction of the company. Post secondary education provider Capella Education experienced growth as people became a bit more eager to further their income potential while maintaining full time jobs. The softening of the economy made the option to pursue secondary and even tertiary degrees either online or part time very attractive. Companies, like Capella Education, that offer evening and online classes have gained credibility in the professional arena and benefited from an increase in part-time students.

     Detracting from performance was Santarus, a specialty pharmaceutical company that engages in the acquisition, development, and commercialization of proprietary products and therapies that treat gastrointestinal diseases and disorders in the United States. Copper Rock sold the Portfolio's position in Santarus due to the increasing difficulty of competing against larger market participants and, more importantly, because a generic company filed a lawsuit against Santarus' main drug. Copper Rock notes that this will


Small Cap Growth Portfolio
     create an overhang regardless of the final outcome. STEC, a manufacturer of custom memory solutions, fell short of its expected performance figures and its stock lost value. Pinnacle Entertainment is a developer, owner and operator of casinos, and related hospitality and entertainment facilities in the United States. The company's stock started to be impacted negatively as it became clear it would not meet on time completion of ongoing development projects.

Q.   What is the investment outlook for the small-cap growth market?

A. As 2008 begins, Copper Rock is bracing for an economic slowdown more severe than originally anticipated. As the Federal Reserve Board injects additional liquidity into the system, there still could be some margin for the economy to reach a mid cycle slowdown. The portfolio has reduced its exposure to traditional retail or segments of the market that are highly sensitive to consumer spending. The portfolio has exposure to areas that Copper Rock thinks will do well despite further economic malaise. These holdings tend to be less sensitive to the economic cycle in areas like business and commercial services, diversified financial services and healthcare. Often in steep market declines, opportunities emerge to initiate or add to positions in great growth companies. Copper Rock continues to focus on the fundamentals of the individual companies despite tremendous volatility in share prices.


Top Ten Holdings
as of December 31, 2007

FTI Consulting                         4.0%
----------------------------------------------
iShares Russell 2000
Growth Index Fund                      3.0%
----------------------------------------------
Itron                                  2.8%
----------------------------------------------
Psychiatric Solutions                  2.2%
----------------------------------------------
Lifecell                               2.1%
----------------------------------------------
DealerTrack Holdings                   2.1%
----------------------------------------------
Strayer Education                      2.0%
----------------------------------------------
Huron Consulting Group                 2.0%
----------------------------------------------
Innerworkings                          1.8%
----------------------------------------------
Conceptus                              1.8%
----------------------------------------------
As a % of Total Portfolio
Investments                           23.8%
----------------------------------------------



                                                      Small Cap Growth Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Annualized     Annualized     Annualized
                                                                Inception     1 Year       3 Year         5 Year        Inception
                                                                  Date        Return       Return         Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio                            04/30/01     19.32%         10.28%         16.12%          1.17%
Russell 2000(R) Growth Index                                     04/30/01      7.05%          8.11%         16.50%          5.63%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on page 2.

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio's current sub-advisor and the Portfolio's performance prior to January I, 2006 may not be indicative of how it will perform in the future.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Portfolio (as reported in the April 10, 2007 prospectus) are 2.46% and 1.07%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                  Old Mutual
                  Small Cap             Russell 2000(R)
                  Growth Portfolio      Growth Index
        ------------------------------------------------
        04/01      10,000               10,000
        12/01       8,490                9,537
        12/02       5,120                6,651
        12/03       8,020                9,880
        12/04       8,060               11,293
        12/05       8,420               11,762
        12/06       9,060               13,332
        12/07      10,810               14,271


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio on the inception date of April 30, 2001 to an investment made in an unmanaged securities index on that date. The
Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Sector Weightings as of December 31, 2007 - % of Total Portfolio Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        Information Technology        29%
        Health Care                   18%
        Consumer Discretionary        17%
        Industrials                   17%
        Energy                         7%
        Financials                     7%
        Cash Equivalent                3%
        Telecommunication Services     2%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

Common Stock - 94.2%
Advertising Sales - 0.6%
AirMedia Group ADR*                              832   $     18,620
                                                       --------------

Total Advertising Sales                                      18,620
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 3.5%
AAR *                                            960         36,508
B/E Aerospace*                                   825         43,642
Triumph Group                                    455         37,469
                                                       --------------

Total Aerospace/Defense-Equipment                           117,619
_____________________________________________________________________

Audio/Video Products - 0.9%
DTS*                                           1,217         31,119
                                                       ______________

Total Audio/Video Products                                   31,119
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.6%
Amerigon*                                        933         19,724
                                                       --------------

Total Auto/Truck Parts & Equipment-Original                  19,724
---------------------------------------------------------------------

Commercial Services - 1.3%
ExlService Holdings*                           1,793         41,382
                                                       --------------

Total Commercial Services                                    41,382
---------------------------------------------------------------------

Computer Services - 0.8%
Syntel                                           697         26,848
                                                       --------------

Total Computer Services                                      26,848
---------------------------------------------------------------------

Computer Software - 2.3%
Double-Take Software*                          2,238         48,609
Omniture*                                        790         26,299
                                                       --------------

Total Computer Software                                      74,908
---------------------------------------------------------------------

Computers-Integrated Systems - 1.1%
Riverbed Technology*                           1,343         35,912
                                                       --------------

Total Computers-Integrated Systems                           35,912
---------------------------------------------------------------------

Consulting Services - 7.7%
Advisory Board*                                  895         57,449
FTI Consulting*                                2,136        131,663
Huron Consulting Group*                          819         66,036
                                                       --------------

Total Consulting Services                                   255,148
_____________________________________________________________________

Data Processing/Management - 0.8%
Commvault Systems*                             1,279         27,089
                                                       ______________

Total Data Processing/Management                             27,089
_____________________________________________________________________

Diagnostic Equipment - 1.0%
Hansen Medical*                                1,088         32,575
                                                       --------------

Total Diagnostic Equipment                                   32,575
---------------------------------------------------------------------

E-Commerce/Products - 1.1%
Blue Nile*                                       525         35,732
                                                       --------------

Total E-Commerce/Products                                    35,732
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

E-Commerce/Services - 1.6%
Priceline.com*                                   460   $     52,836
                                                       ______________

Total E-Commerce/Services                                    52,836
_____________________________________________________________________

Electric-Distribution - 0.6%
EnerNOC*                                         385         18,904
                                                       ______________

Total Electric-Distribution                                  18,904
---------------------------------------------------------------------

Electronic Components-Semiconductors - 1.3%
Cavium Networks*                                 800         18,416
Monolithic Power Systems*                      1,150         24,691
                                                       ______________

Total Electronic Components-Semiconductors                   43,107
---------------------------------------------------------------------

Electronic Design Automation - 2.2%
Comtech Group*                                 2,670         43,014
Magma Design Automation*                       2,580         31,502
                                                       ______________

Total Electronic Design Automation                           74,516
_____________________________________________________________________

Electronic Measuring Instrument - 2.8%
Itron*                                           980         94,051
                                                       ______________

Total Electronic Measuring Instrument                        94,051
_____________________________________________________________________

Electronic Security Devices - 1.4%
ICX Technologies*                              1,525         14,671
Taser International*                           2,225         32,018
                                                       --------------

Total Electronic Security Devices                            46,689
---------------------------------------------------------------------

E-Marketing/Info - 0.6%
Constant Contact*                                973         20,920
                                                       ______________

Total E-Marketing/Info                                       20,920
_____________________________________________________________________

Energy-Alternate Sources - 0.6%
Comverge*                                        595         18,737
                                                       ______________

Total Energy-Alternate Sources                               18,737
_____________________________________________________________________

Enterprise Software/Services - 1.0%
Ultimate Software Group*                       1,055         33,201
                                                       ______________

Total Enterprise Software/Services                           33,201
---------------------------------------------------------------------

E-Services/Consulting - 2.3%
GSI Commerce*                                  1,910         37,245
Perficient*                                    2,573         40,499
                                                       ______________

Total E-Services/Consulting                                  77,744
---------------------------------------------------------------------

Finance-Other Services - 2.4%
FCStone Group*                                   920         42,348
GFI Group*                                       405         38,767
                                                       ______________

Total Finance-Other Services                                 81,115
_____________________________________________________________________

Gambling (Non-Hotel) - 1.1%
Pinnacle Entertainment*                        1,500         35,340
                                                       ______________

Total Gambling (Non-Hotel)                                   35,340
_____________________________________________________________________

OLD MUTUAL SMALL CAP GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

Hotels & Motels - 1.0%
Morgans Hotel Group*                           1,630   $     31,426
                                                       --------------

Total Hotels & Motels                                        31,426
---------------------------------------------------------------------

Insurance Brokers - 1.5%
eHealth*                                       1,575         50,573
                                                       ______________

Total Insurance Brokers                                      50,573
_____________________________________________________________________

Internet Application Software - 4.3%
Cybersource*                                   3,229         57,379
DealerTrack Holdings*                          2,045         68,446
Vocus*                                           499         17,230
                                                       ______________

Total Internet Application Software                         143,055
_____________________________________________________________________

Investment Management/Advisory Services - 0.5%
Affiliated Managers Group*                       140         16,443
                                                       ______________

Total Investment Management/Advisory Services                16,443
---------------------------------------------------------------------

Lighting Products & System - 0.3%
Orion Energy Systems*                            600         11,196
                                                       ______________

Total Lighting Products & System                             11,196
---------------------------------------------------------------------

Marine Services - 1.0%
Aegean Marine Petroleum Network                  850         32,631
                                                       ______________

Total Marine Services                                        32,631
---------------------------------------------------------------------

Medical Imaging Systems - 0.7%
IRIS International*                            1,166         22,877
                                                       ______________

Total Medical Imaging Systems                                22,877
---------------------------------------------------------------------

Medical Instruments - 2.9%
Abaxis*                                          733         26,285
Conceptus*                                     3,018         58,066
Trans1*                                          670         11,035
                                                       --------------

Total Medical Instruments                                    95,386
---------------------------------------------------------------------

Medical Laser Systems - 0.8%
Cynosure, Cl A*                                1,060         28,048
                                                       ______________

Total Medical Laser Systems                                  28,048
_____________________________________________________________________

Medical-Biomedical/Genetic - 7.7%
Alexion Pharmaceuticals*                         720         54,022
AMAG Pharmaceuticals *                           890         53,515
Illumina*                                        940         55,704
Keryx Biopharmaceuticals*                      2,660         22,344
Lifecell*                                      1,590         68,545
                                                       ______________

Total Medical-Biomedical/Genetic                            254,130
_____________________________________________________________________

Medical-Drugs - 0.7%
Indevus Pharmaceuticals*                       3,355         23,317
                                                       ______________

Total Medical-Drugs                                          23,317
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

Metal Processors & Fabricators - 1.4%
Ladish*                                        1,108   $     47,855
                                                       --------------

Total Metal Processors & Fabricators                         47,855
---------------------------------------------------------------------

Networking Products - 1.2%
Atheros Communications*                          555         16,949
Switch & Data Facilities*                      1,460         23,389
                                                       --------------

Total Networking Products                                    40,338
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.8%
Arena Resources*                               1,150         47,967
ATP Oil & Gas*                                   855         43,212
Parallel Petroleum*                            1,880         33,144
                                                       --------------

Total Oil Companies-Exploration & Production                124,323
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 3.4%
Dresser-Rand Group*                            1,425         55,646
T-3 Energy Services*                           1,215         57,117
                                                       ______________

Total Oil Field Machinery & Equipment                       112,763
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 2.2%
Psychiatric Solutions*                         2,291         74,458
                                                       ______________

Total Physical Therapy/Rehabilitation Centers                74,458
_____________________________________________________________________

Printing-Commercial - 1.3%
VistaPrint*                                    1,020         43,706
                                                       ______________

Total Printing-Commercial                                    43,706
_____________________________________________________________________

Publishing-Newspapers - 1.3%
Dolan Media*                                   1,450         42,297
                                                       ______________

Total Publishing-Newspapers                                  42,297
_____________________________________________________________________

Retail-Apparel/Shoes - 0.8%
Gymboree*                                        880         26,805
                                                       --------------

Total Retail-Apparel/Shoes                                   26,805
---------------------------------------------------------------------

Retail-Restaurants - 1.2%
BJ's Restaurants*                              1,095         17,805
Chipotle Mexican Grill, Cl B*                    180         22,149
                                                       --------------

Total Retail-Restaurants                                     39,954
---------------------------------------------------------------------

Schools - 5.3%
American Public Education*                       369         15,417
Capella Education*                               756         49,488
New Oriental Education & Technology
   Group ADR*                                    540         43,519
Strayer Education                                395         67,379
                                                       --------------

Total Schools                                               175,803
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.6%
Anadigics*                                     1,800         20,826
                                                       --------------

Total Semiconductor Components-Integrated Circuits           20,826
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

Semiconductor Equipment - 0.7%
Tessera Technologies*                            530   $     22,048
                                                       --------------

Total Semiconductor Equipment                                22,048
---------------------------------------------------------------------

Telecommunications Services - 2.1%
Cbeyond*                                         639         24,915
Orbcomm*                                       2,326         14,631
Time Warner Telecom, Cl A*                     1,490         30,232
                                                       ______________

Total Telecommunications Services                            69,778
_____________________________________________________________________

Theaters - 1.1%
National CineMedia                             1,443         36,378
                                                       ______________

Total Theaters                                               36,378
---------------------------------------------------------------------

Therapeutics - 0.9%
Theravance*                                    1,555         30,323
                                                       ______________

Total Therapeutics                                           30,323
_____________________________________________________________________

Transactional Software - 1.8%
Innerworkings*                                 3,380         58,339
                                                       --------------

Total Transactional Software                                 58,339
_____________________________________________________________________

Web Hosting/Design - 0.8%
Equinix*                                         265         26,784
                                                       --------------

Total Web Hosting/Design                                     26,784
---------------------------------------------------------------------

Wireless Equipment - 2.1%
Aruba Networks*                                2,397         35,739
Globecomm Systems*                             1,260         14,742
SBA Communications, Cl A*                        590         19,966
                                                       --------------

Total Wireless Equipment                                     70,447
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares          Value
---------------------------------------------------------------------

Wound, Burn & Skin Care - 1.2%
Obagi Medical Products*                        2,109   $     38,574
                                                       --------------

Total Wound, Burn & Skin Care                                38,574
                                                       --------------

Total Common Stock (Cost $2,640,975)                      3,124,717
_____________________________________________________________________

Investment Company - 3.0%
iShares Russell 2000 Growth Index Fund         1,190         99,341
                                                       --------------

Total Investment Company (Cost $99,389)                      99,341
---------------------------------------------------------------------

Money Market Fund - 2.6%
Dreyfus Cash Management Fund,
   Institutional Class, 4.85% (A)             86,385         86,385
                                                       ______________

Total Money Markets Fund (Cost $86,385)                      86,385
_____________________________________________________________________

Total Investments - 99.8% (Cost $2,826,749)               3,310,443
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.2%                      6,960
---------------------------------------------------------------------

Total Net Assets - 100.0%                              $  3,317,403
---------------------------------------------------------------------

* Non-income producing security.
(A) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American Depositary Receipt
Cl - Class


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS & LIABILITIES
AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Old Mutual
                                                                                                Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at cost                                                                         $ 2,826,749
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                        $ 3,310,443
Cash                                                                                                        21,441
Receivable for Investment Securities Sold                                                                   10,660
Receivable from Investment Advisor                                                                           8,260
Dividends and Interest Receivable                                                                            2,586
Other Assets                                                                                                 4,076
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                        3,357,466
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for Investment Securities Purchased                                                                  9,715
Payable for Management Fees                                                                                  2,718
Payable for Capital Shares Redeemed                                                                         10,410
Payable for Trustees' Fees                                                                                     427
Accrued Expenses                                                                                            16,793
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                      40,063
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                             $ 3,317,403
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization) based on 306,971
     outstanding shares of beneficial interest                                                         $ 4,047,881
Accumulated Net Realized Loss on Investments                                                            (1,214,172)
Net Unrealized Appreciation on Investments                                                                 483,694
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                             $ 3,317,403
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share                                               $     10.81
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Old Mutual
                                                                                                Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                           $  5,572
     Interest                                                                                                 685
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                           6,257
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                                       31,238
     Trustees' Fees                                                                                         1,830
     Custodian Fees                                                                                        14,770
     Professional Fees                                                                                      4,662
     Printing Fees                                                                                         14,113
     Transfer Agent Fees                                                                                   26,585
     Insurance Expenses                                                                                     6,666
     Other Expenses                                                                                         1,087
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                                  100,951
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                                            (31,238)
     Reimbursement of Other Expenses by Advisor                                                           (34,530)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                                     35,183
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Loss                                                                                  (28,926)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                                                       501,561
     Net Change in Unrealized Appreciation on Investments                                                  98,272
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                                                      599,833
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                                                    $570,907
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Old Mutual
                                                                                                Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               1/1/07 to          1/1/06 to
                                                                                                12/31/07           12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Loss                                                                      $  (28,926)        $  (26,615)
     Net Realized Gain on Investments                                                            501,561            991,159
     Net Change in Unrealized Appreciation (Depreciation) on Investments                          98,272           (733,957)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                        570,907            230,587
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Shares Issued                                                                               460,424            296,034
     Shares Redeemed                                                                            (758,233)          (780,619)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets Derived from Capital Shares Transactions                            (297,809)          (484,585)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                     273,098           (253,998)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                                                         3,044,305          3,298,303
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                                              $3,317,403         $3,044,305
------------------------------------------------------------------------------------------------------------------------------------
Accumulated Net Investment Loss                                                               $        -         $        -
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Shares Issued                                                                                45,090             34,054
     Shares Redeemed                                                                             (73,994)           (90,095)
------------------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Shares Outstanding                                                          (28,904)           (56,041)
------------------------------------------------------------------------------------------------------------------------------------


Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR ENDED DECEMBER 31,


                                           Net
                 Net                  Realized and
                Asset        Net       Unrealized                Dividends   Distributions     Total           Net
                Value,   Investment       Gains         Total     from Net       from        Dividends     Asset Value,
              Beginning    Income        (Losses)       From     Investment     Capital         and            End        Total
              of Period  (Loss) (1)   on Securities  Operations    Income        Gains     Distributions    of Period     Return
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
2007             $9.06     $(0.09)        $1.84        $1.75         $-           $-            $-           $10.81       19.32%
2006              8.42      (0.07)         0.71         0.64          -            -             -             9.06        7.60%
2005              8.06      (0.08)         0.44         0.36          -            -             -             8.42        4.47%
2004              8.02      (0.08)         0.12         0.04          -            -             -             8.06        0.50%
2003              5.12      (0.07)         2.97         2.90          -            -             -             8.02       56.64%
-----------------------------------------------------------------------------------------------------------------------------------



                                            Ratio
                                         of Expenses
                                          to Average     Ratio of Net
                                          Net Assets      Investment
                              Ratio       (Excluding        Income
                 Net       of Expenses    Waivers and       (Loss)        Portfolio
             Assets, End    to Average      Expense       to Average      Turnover
              of Period     Net Assets    Reductions)     Net Assets        Rate
-----------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP GROWTH PORTFOLIO
2007         $3,317,403       1.07%          3.07%         (0.88)%          166.63%
2006          3,044,305       1.07%          2.46%         (0.83)%          299.96%
2005          3,298,303       1.20%          2.39%         (1.01)%           64.42%
2004          4,390,461       1.20%          1.94%         (1.13)%           80.70%
2003          5,866,653       1.20%          1.79%         (1.13)%           67.82%
-----------------------------------------------------------------------------------

(1) Per share amounts for the year are calculated based on average outstanding shares. Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") is a series fund of Old Mutual Insurance Series Fund (the "Trust"), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Small Cap Growth Portfolio and seven other funds: the Old Mutual Large Cap Growth Concentrated Portfolio, the Old Mutual Large Cap Growth Portfolio, the Old Mutual Mid-Cap Portfolio, the Old Mutual Select Value
Portfolio, the Old Mutual Growth II Portfolio, the Old Mutual Small Cap Portfolio and the Old Mutual Columbus Circle Technology and Communications Portfolio (each a "Portfolio" and, collectively, the "Portfolios").

The Small Cap Growth Portfolio is classified as a diversified management investment company. The financial statements for the Small Cap Growth Portfolio are presented in this report; financial statements for the other Portfolios are presented separately. The Trust's prospectuses provide a description of each Portfolio's investment objectives, policies and investment strategies. The assets of a Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2007, 97% of the outstanding shares of the Small Cap Growth Portfolio was held by the account of one participating insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The following is a summary of the significant accounting policies followed by the Small Cap Growth Portfolio.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of a Portfolio that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere may be valued based upon quotations from the principal market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for a Portfolio are declared and paid annually, if available. Distributions from net realized capital gains for each Portfolio are generally made to shareholders annually, if available. Distributions to shareholders are recognized on the ex-dividend date.

Foreign Withholding Taxes - A Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolio accrues such taxes when the related income is earned.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

Foreign Currency Conversion - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - A Portfolio may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolio will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate the futures transaction. The Small Cap Growth Portfolio had no outstanding futures contracts as of December 31, 2007.

Options - A Portfolio may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or a loss on investment transactions. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Small Cap Growth Portfolio had no outstanding options contracts as of December 31, 2007.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. The Trust has an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. During the year ended December 31, 2007, no interest was earned by the Trust under this arrangement.

AS OF DECEMBER 31, 2007

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------
Investment Advisor - Old Mutual Capital serves as the investment advisor to each Portfolio. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual, plc, a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to a management agreement (the "Management Agreement"), under which the Advisor is obligated to provide advisory services and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"). In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Small Cap Growth Portfolio as set forth in the table below.

                                                         Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
     Growth Portfolio            0.95%         0.90%         0.85%          0.80%         0.75%        0.70%          0.65%

Expense Limitation Agreement - In the interest of limiting expenses of the Small Cap Growth Portfolio, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Small Cap Growth Portfolio, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008, its Management Fees and assume other expenses of the Small Cap Growth Portfolio to the extent necessary to limit the total annual operating expenses to no more than 1.07% of the Small Cap Growth Portfolio's average daily net assets, exclusive of certain expenses such as interest, taxes, brokerage costs and commissions and other extraordinary expenses not incurred in the ordinary course of the Small Cap Growth Portfolio's business.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Small Cap Growth Portfolio of the Management Fees waived and other expenses paid by the Advisor, pursuant to the Expense
Limitation Agreement, may be made when the Small Cap Growth Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Small Cap Growth Portfolio to exceed 1.07%. No reimbursement by the Small Cap Growth Portfolio will be made unless: (i) the Small Cap Growth Portfolio's assets exceed $75 million; (ii) the Small Cap Growth Portfolio's total annual operating expense ratio is less than 1.07%, and (iii) the payment of such reimbursement is approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006.

At December 31, 2007, pursuant to the above, the amount of previously waived and reimbursed fees for the Small Cap Growth Portfolio for which the Advisor may seek reimbursement was $44,591 (expiring December 31, 2009) and $65,768 (expiring December 31, 2010). As of December 31, 2007, the net assets of the Small Cap Growth Portfolio are less than $75 million.

Sub-Advisory Agreements - The Trust, on behalf of the Small Cap Growth Portfolio, and the Advisor have entered into a sub-advisory agreement (the `Sub-Advisory Agreement) with Copper Rock Capital Partners, LLC ("Copper Rock") to provide sub-advisory services to the Small Cap Growth Portfolio. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Small Cap Growth Portfolio net of 50% of any waivers, reimbursement payments and alliance fees waived, reimbursed or paid by the Advisor. The sub-advisory fees are calculated as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                $0 to         $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                less than     to less than  to less than  to less than  to less than  to less than   $2.0 billion
                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion   or greater
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap
     Growth Portfolio            0.60%         0.55%         0.50%          0.45%         0.40%        0.35%          0.30%

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Each of the Portfolios in the Trust intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Sub-Administrator - Old Mutual Capital and Bank of New York (the "Sub-Administrator" or "BNY") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective December 10, 2007 pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, Old Mutual Capital pays BNY the following fee at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds I and Old Mutual Funds II (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party.

Prior to December 10, 2007, SEI Investments Global Funds Services served as the sub-administrator (the "Former Sub-Administrator") to the Portfolios pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with Old Mutual Capital. Under the SEI Sub-Administrative Agreement, Old Mutual Capital paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus
(ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust has entered into a distribution agreement with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation for serving in such capacity.

Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services related to the Trust to persons who beneficially own interests in the Trust.

Custodian - Effective December 10, 2007, Bank of New York serves as the custodian for each of the Portfolios. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the Portfolios.

Officers of the Trust who are or were officers of the Advisor, Sub-Administrator and/or the Distributor received no compensation from the Trust.


4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Small Cap Growth Portfolio for the year ended December 31, 2007, were $5,303,787 and $5,679,684, respectively.


5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The Small Cap Growth Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

AS OF DECEMBER 31, 2007


Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primarily attributable to certain net operating losses, which, for tax purposes, are not available to offset future income, were reclassified to/from the following accounts:


             Decrease                  Increase Undistributed Net
         Paid-in Capital                   Investment Income
----------------------------------------------------------------------------
            $(28,926)                          $28,926
----------------------------------------------------------------------------


This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2007 and 2006, respectively.

As of December 31, 2007, the components of distributable earnings/(accumulated losses) were as follows:

Capital loss carryforwards expiring:
   December 2010                                          $ (438,358)
   December 2011                                            (750,921)
Unrealized appreciation                                      458,801
                                                       --------------
                                                          $ (730,478)
                                                       --------------


For federal income tax purposes, net realized capital losses may be carried forward and applied against future capital gains, as permitted by the Internal Revenue Code for a maximum period up to eight years. During the year ended December 31, 2007, the Small Cap Growth Portfolio utilized $506,973 of capital loss carryforwards to offset net realized capital gains.

The  federal  tax  cost  and  aggregate  gross   unrealized   appreciation   and
depreciation of securities held by the Small Cap Growth Portfolio for federal income tax purposes at December 31, 2007 were as follows:


                                                                  Net
                Federal         Unrealized      Unrealized     Unrealized
                Tax Cost       Appreciation    Depreciation   Appreciation
----------------------------------------------------------------------------
               $2,851,642        $623,293       $(164,492)      $458,801


6. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------
Like all investments in securities, you risk losing money by investing in the Portfolios. The main risks of investing in the Small Cap Growth Portfolio are:

Stock Market Risk - The value of the stocks and other securities owned by the Small Cap Growth Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the sub-advisor may misgauge that worth.

Small Company Risk - The Small Cap Growth Portfolio invests in small-size companies. While small-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Small Cap Growth Portfolio could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk - Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Small Cap Growth Portfolio's growth style of investing, and the Small Cap Growth Portfolio's returns may vary considerably from other equity funds using different investment styles.

Industry and Sector Risk - Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Small Cap Growth Portfolio may overweight specific industries within certain sectors, which may cause the Small Cap Growth Portfolio's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Small Cap Growth Portfolio's performance may be impacted by general economic conditions, worldwide scientific and technological developments, product cycles, competition, and government regulation.

In the normal course of business, the Small Cap Growth Portfolio enters into various contracts that provide for general indemnifications. The Small Cap Growth Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Small Cap Growth Portfolio. However, based on experience, the Small Cap Growth Portfolio expects the risk of loss to be remote.


7. INTERFUND LENDING
--------------------------------------------------------------------------------
Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust, Old Mutual Funds II and Old Mutual Funds I (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 7, "the OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.


8. LITIGATION
--------------------------------------------------------------------------------
In June 2004, Liberty Ridge [formerly know as Pilgrim Baxter & Associates, Ltd. ("PBA")], the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of the Portfolios. In this event, the Board would be required to seek new investment management of the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss.
32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------
In September 2006, the FASB issued Statement on Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Small Cap Growth Portfolio does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Old Mutual Small Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Small Cap Growth Portfolio, (one of the portfolios constituting the Old Mutual Insurance Series Fund, hereafter referred to as the "Portfolio") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2008

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to Portfolio securities during the twelve-month period ended June 30, 2007 is available (i) without charge upon request, by calling 888-772-2888 toll-free; (ii) on the SEC's website at http://www.sec.gov; and (iii) on the Trust's website at oldmutualfunds.com.


Old Mutual Insurance Series Fund Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six-Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. A Portfolio may charge transaction fees. A Portfolio also incurs various ongoing expenses, including management fees, and other Portfolio expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Small Cap Growth Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, custody fees and transfer agent fees. However, the Example does not include client specific fees. The Example also does not include Portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Small Cap Growth Portfolio under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Small Cap Growth Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Small Cap Growth Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Small Cap Growth Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios or funds. If these transactional costs were included, your costs would have been higher.

                                                                                                                   Expenses
                                             Beginning              Ending               Annualized                  Paid
                                              Account              Account             Expense Ratios               During
                                               Value                Value               For the Six-               Six-Month
                                              7/1/07               12/31/07             Month Period                Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Actual Portfolio Return                 $1,000.00             $1,038.40               1.07%                     $5.50
     Hypothetical 5% Return                   1,000.00              1,019.81               1.07%                      5.45
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Small Cap Growth Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)


TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Funds II, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.


------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(62)                                                       Living, Inc. (older adult housing) since
                                                           1992.  Director, Chimney  Rock  Winery
                                                           LLC (2000 - 2004), and Chimney Rock
                                                           Winery Corp (winery), (1985 - 2004).



------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Since 1995         Chief Financial Officer, The Triumph
(62)                                                       Group, Inc. (manufacturing)
                                                           (1992 - 2007). Retired.






------------------------------------------------------------------------------------------------------
Jettie M. Edwards        Trustee        Since 1995         Consultant, Syrus Associates (business
(60)                                                       and marketing consulting firm),
                                                           (1986 - 2002). Retired.





------------------------------------------------------------------------------------------------------
Albert A. Miller         Trustee        Since 1995         Senior Vice President, Cherry
(73)                                                       & Webb, CWT Specialty Stores
                                                           (1995 - 2000). Advisor and Secretary,
                                                           the Underwoman Shoppes, Inc.
                                                           (retail clothing stores) (1980 - 2002).
                                                           Retired.
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------
                              Number of
                        Portfolios in the Old                 Other
                         Mutual Fund Family                Directorships
                          Complex Overseen                     Held
Name and Age                 by Trustee                     by Trustee
-------------------------------------------------------------------------------------------
Leigh A. Wilson                  31               Trustee, The Victory Portfolios
(62)                                              since 1992, The Victory
                                                  Institutional Funds since 2003,
                                                  and The Victory Variable Insurance
                                                  Funds since 1998 (investment companies
                                                  - 23 total portfolios). Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since 2005.
-------------------------------------------------------------------------------------------
John R. Bartholdson              49               Trustee, Old Mutual Funds II
(62)                                              (investment company - 23
                                                  portfolios) since 1997. Trustee,
                                                  Old Mutual Funds I (investment
                                                  company - 18 portfolios) since
                                                  2004. Director or Trustee of ING
                                                  Clarion Real Estate Income Fund
                                                  and ING Clarion Real Estate
                                                  Income Fund.
-------------------------------------------------------------------------------------------
Jettie M. Edwards                31               Trustee, EQ Advisors Trust
(60)                                              (investment company - 53
                                                  portfolios) since 1995. Trustee,
                                                  Old Mutual Funds II (investment
                                                  company - 23 portfolios) since
                                                  1997. Trustee AXA Enterprise
                                                  Funds Trust (investment company
                                                  - 16 portfolios) since 2005.
-------------------------------------------------------------------------------------------
Albert A. Miller                 31               Trustee, Old Mutual Funds II
(73)                                              (investment company - 23
                                                  portfolios) since 1997.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------
                         Position      Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-------------------------------------------------------------------------------------------------
Thomas M. Turpin**       Interested     Since 2007         Chief Operating Officer, Old Mutual
(46)                     Trustee                           US Holdings Inc. (2002 - present).
                                                           Managing Director, Head of Defined
                                                           Contribution, Putnam Investments
                                                           (held various positions)
                                                           (2002 - 1993).
-------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------
                             Number of
                       Portfolios in the Old
                        Mutual Fund Family
                         Complex Overseen                  Other Directorships
Name and Age                by Trustee                       Held by Trustee
------------------------------------------------------------------------------------------
Thomas M. Turpin**              31               Trustee, Old Mutual Funds II (investment
(46)                                             company - 23 portfolios) since 2007.
                                                 Director, Larch Lane Advisors, LLC since
                                                 2007. Director, Provident Investment
                                                 Counsel since 2007. Director, Ashfield
                                                 Capital Partners, LLC since 2007.
                                                 Director, Old Mutual Asset Managers
                                                 (UK) Ltd. since 2007. Director, Analytic
                                                 Investors, LLC. since 2007. Director,
                                                 Copper Rock Capital Partners, LLC
                                                 since 2006. Director, Old Mutual Asset
                                                 Management Trust Company since 2005.
                                                 Director, 2100 Capital Group LLC since
                                                 2005. Director, Rogge Global Partners
                                                 plc since 2005. Director Investment
                                                 Counselors of Maryland, LLC since 2005.
------------------------------------------------------------------------------------------


 * Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin's appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Funds II, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and          Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters       President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital,
(47)                     Principal                                     Inc., since September 2006. President and Chief Executive
                         Executive                                     Officer, Scudder family of funds (2004 - December 2005).
                         Officer                                       Managing Director UBS Global Asset Management and
                                                                       President and Chief Executive Officer, UBS Fund Services
                                                                       (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux       Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Funds II and Old Mutual
(62)                     President         an initial term of three    Insurance Series Fund since 2005. Chief Compliance Officer,
                                           years and thereafter for    The Victory Portfolios since October 2005. President, EJV
                                           successive one year terms   Financial Services, LLC since May 2002. Director, Deutsche
                                           unless terminated prior     Bank (and predecessor companies) and Executive Vice President
                                           to the end of the then      and Chief Administrative Officer, Investment Company Capital
                                           current term.               Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND
OFFICERS OF THE TRUST - As of December 31, 2007 - concluded (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position
                         Held with         Term of Office and        Principal Occupation(s)
Name and Age*            the Trust         Length of Time Served**   During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President    Since 2005                Senior Vice President, Secretary, and General Counsel,
(46)                     and Secretary                               Old Mutual Capital, Inc. since July 2005. Executive Vice
                                                                     President (2004 - May 2005), General Counsel and Secretary
                                                                     (2002 - May 2005 and January 1998 - October 1998), and Vice
                                                                     President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                     ICON Management & Research Corporation (2003 - May 2005).
                                                                     Executive Vice President (2004 - May 2005), General Counsel
                                                                     and Secretary (2002 - May 2005) and Vice President (2002 -
                                                                     2004) of ICON Distributors, Inc. Executive Vice President
                                                                     and Secretary of ICON Insurance Agency, Inc. (2004 -
                                                                     May 2005). Vice President (1999 - 2002) and Assistant
                                                                     General Counsel (1998 - 2002), Founders Asset Management LLC.
-----------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                Senior Vice President and Chief Compliance Officer, Old
(59)                     and Chief                                   Mutual Capital, Inc., Old Mutual Investment Partners, and
                         Compliance                                  Old Mutual Fund Services, Inc. since 2005. Chief Compliance
                         Officer                                     Officer, Old Mutual Funds I, Old Mutual Funds II and Old
                                                                     Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                     President and Director of Compliance, Calamos Advisors LLC
                                                                     (2004 - 2005). Vice President and Chief Compliance Officer,
                                                                     Invesco Funds Group, Inc. (1996 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                Vice President and Director, Old Mutual Fund Services,
(38)                     Principal                                   since October 2006. Vice President of Portfolio Accounting,
                         Financial                                   Founders Asset Management, LLC (2000 - 2006).
                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                Fund Services Manager, Old Mutual Capital, Inc., since July
(41)                     Treasurer                                   2006. Fund Accounting Supervisor, Janus Capital Group
                                                                     (2003 - July 2006). Senior Fund Accountant, Janus Capital
                                                                     Management, L.L.C. (2001 - 2003).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                Regulatory Reporting Manager, Old Mutual Capital, Inc.,
(33)                     Treasurer                                   since August 2006. Manager, PricewaterhouseCoopers LLP
                                                                     (2004 - July 2006). Senior Associate, PricewaterhouseCoopers
                                                                     LLP (2001 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                Vice President (since 2006) and Associate General Counsel
(37)                     Secretary                                   (since 2005), Old Mutual Capital, Inc. since October 2005.
                                                                     Associate General Counsel, Founders Asset Management LLC
                                                                     (2002 - 2005). Associate Attorney, Myer, Swanson, Adams &
                                                                     Wolf, P.C. (1998 - 2002).
-----------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro       Assistant         Since 2007                Associate Counsel, Old Mutual Capital, Inc., since November
(33)                     Secretary                                   2005. Associate Attorney, Hall & Evans, LLC (2004 - 2005).
                                                                     Deputy District Attorney, Eagle County, Colorado
                                                                     (2002 - 2004).
-----------------------------------------------------------------------------------------------------------------------------------


 * The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board") of Old Mutual Insurance Series Fund (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the Sub-Advisors; the compliance programs of OMCAP and the Sub-Advisors; brokerage practices, including the extent the Sub-Advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the Sub-Advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund performance, statistical service, on comparative mutual fund advisory fees and expense levels.


Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the Sub-Advisors, including Fund performance
     o    Management fees incurred by other mutual funds for like services
     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit
     o Profit margins of OMCAP and its affiliates and the Sub-Advisors from providing the services
     o Management fees charged by OMCAP and the Sub-Advisors to institutional and other clients
     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the Sub-Advisors
     o Reviewed year to date through September 30, 2007 financial information presented by OMCAP and each of the sub-advisors
     o Prepared additional spreadsheets and analysis regarding the financial information
     o Attended all of the Trust's regularly scheduled 2006 Board meetings and listened to presentations from OMCAP and the Sub-Advisors
     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund with those of other funds in its Lipper universe

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.


Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


       as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreements (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring, which resulted in the effective Management Fee for most Funds being reduced. The Board further considered the current Management Fee for each Fund as compared to Lipper data as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the Sub-Advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Growth II, Large Cap Growth, Large Cap Growth Concentrated and Small Cap Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual Sub-Advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       Sub-Advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Columbus Circle Technology and Communications Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors, Inc. ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance since the sub-advisor assumed portfolio management responsibility on January 1, 2006. The Trustees considered that the Fund's performance for the year to date period ending September 30, 2007 placed it in the 1st percentile of the Fund's Lipper performance group and that the one year performance and twenty-one month performance placed the Fund in the 13th percentile and 25th percentile, respectively. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.85% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, positive trend in performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Growth II Portfolio- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 46th percentile of the Fund's Lipper performance group for the year to date, one year and twenty-one month periods ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.04% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, and competitive relative performance, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Large Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 43rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, which was slightly improved from the one year and twenty-one month periods.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees further considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.96% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

BOARD REVIEW AND APPROVAL OF INVESTMENT
MANAGEMENT AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance and noted that the Fund's performance for the year to date period ending September 30, 2007 ranked in the 1st percentile in the Fund's Lipper performance group. The Trustees also noted that the Fund's performance for the one year period and twenty-one month period ranked in the 8th percentile and 18th percentile, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.89% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total), Turner and Ashfield (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund ranked in the 70th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007, as compared to the 90th percentile and 99th percentile for the one year period and twenty-one month period, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.99% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the performance for this Fund is below the Lipper median, the Management Agreement and Sub-Advisory Agreement with Liberty Ridge should be continued for another year to allow OMCAP time to improve the performance of the Fund and address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and Management Fee levels below the Lipper median after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Value Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance. The Trustees considered that the Fund's year to date through September 30, 2007 and one year performance through September 30, 2007 placed it in the 25th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's performance for the twenty-one month period placed it in the 1st percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. Trustees also considered that the net Management Fee charged by OMCAP after its fee waiver was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 0.94% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the initiation of fee caps at the beginning of 2006 and the Fund's strong relative performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Small Cap Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees noted that the Fund's performance ranked in the 9th percentile in the Fund's Lipper performance group for the year to date and one year periods through September 30, 2007. In addition, the Trustees considered that the Fund's twenty-one month performance ranked in the 18th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted, however, that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.02% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance and the initiation of fee caps at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge and Eagle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Liberty Ridge and Eagle (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Small Cap Growth Portfolio - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the year to date period ending September 30, 2007 ranked it in the 9th percentile in the Fund's Lipper performance group, as compared to the 18th percentile and 55th percentile for the one year period and twenty-one month period, respectively. The Trustees also considered that the Fund's performance was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but also considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 2008 to no more than 1.07% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses).

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund had excellent recent performance and supported the continuation of the Management Agreement and Sub-Advisory Agreements with Copper Rock for another year to give OMCAP time to address the Fund's low asset base.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance, and waiver of the entire Management Fee after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Insurance Series Fund, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Insurance Series Fund
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Insurance Series Fund shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Insurance Series Fund, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

















                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-223 02/2008

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Insurance Series Fund (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of
         Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2007 and 2006 were $172,000 and $138,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

         The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $20,000 and $14,000, respectively. These fees were for the review of the registrant's registration statement.

(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

         The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

         The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $82,000 and $138,000, respectively. These fees were for the review of the registration statements and semi-annual reports to shareholders of other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)   None of the services  described in  paragraphs  (b) through (d) of this
         Item 4 were  approved  by the audit  committee  pursuant  to  paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) For the fiscal years ending December 31, 2007 and 2006, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $102,000 and $152,000, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended December 31, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL INSURANCE SERIES FUND

By:    /s/ Julian F. Sluyters
       --------------------------------
       Julian F. Sluyters, President

Date:  February 11, 2008



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Julian F. Sluyters
       ---------------------------------
       Julian F. Sluyters, Principal
       Executive Officer

Date:  February 11, 2008




By:    /s/ Robert T. Kelly
       ---------------------------------
       Robert T. Kelly, Principal
       Financial Officer

Date:  February 11, 2008